As filed with the Securities and Exchange Commission on April 27, 2012

Registration No. 002-99958
811-03745

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 33

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 33

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(Exact Name of Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Name of Depositor)

One Sun Life Executive Park
Wellesley Hills, Massachusetts 02481
(Address of Depositor's Principal Executive Offices)

Depositor's Telephone Number: (781) 237-6030

William T. Evers, Assistant Vice President and Senior Counsel
Sun Life Assurance Company of Canada (U.S.)
One Sun Life Executive Park, SC 2335
Wellesley Hills, Massachusetts 02481
(Name And Address of Agent For Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box):
☐ Immediately upon filing pursuant to paragraph (b) of Rule 485.
☑ On May 1, 2012 pursuant to paragraph (b) of Rule 485.
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐ On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

 PART A

MAY 1, 2012

COMPASS G PROSPECTUS
Combination Fixed/Variable Group Annuity

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account D offer the master group flexible payment deferred annuity contracts described in this Prospectus to groups for use in connection with employer, association and other group retirement plans.

Contract owners may choose among a range of variable investment options and fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following mutual funds (the “Mutual Funds”) or fund options of the MFS® Variable Insurance Trust II (the “Trust”), all of which are advised by our affiliate Massachusetts Financial Services Company (“MFS®”):

Mutual Funds	Portfolios of the Trust
MFS® Bond Fund, Class A	MFS® Money Market Portfolio, Initial Class
MFS® Total Return Fund, Class A	MFS® High Yield Portfolio, Initial Class
Massachusetts Investors Trust, Class A	MFS® Government Securities Portfolio, Initial Class
Massachusetts Investors Growth Stock Fund, Class A	MFS® Massachusetts Investors Growth Stock Portfolio,
Initial Class

If a Contract is not tax-qualified or is not held by a trustee or custodian on behalf of the group or entity, the Contract owner may only choose among the Sub-Accounts that invest in the Trust.

The fixed account options are available for time periods of 1, 3, 5, or 7 years, called Guarantee Periods, and pay interest at a guaranteed rate for each period. The Guarantee Periods are available for all Contracts.

This Prospectus must be accompanied by a current prospectus for the Trust. For tax qualified Contracts held by a trustee or custodian, this Prospectus also must be accompanied by a current prospectus for each of the Mutual Funds. Please read this Prospectus, the Trust prospectus, and, if applicable, the Mutual Fund prospectuses carefully before investing and keep them for future reference. They contain important information about the Contract, the Trust and the Mutual Funds.

We have filed a Statement of Additional Information dated May 1, 2012 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 36 of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below or by telephoning (800) 752-7216. In addition, you can inspect and copy all of our filings at the SEC's public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Any reference in this Prospectus to receipt by us means receipt at the following address:

Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

TABLE OF CONTENTS

SPECIAL TERMS [INSERT PAGE NUMBER]
PRODUCT HIGHLIGHTS [INSERT PAGE NUMBER]
FEES AND EXPENSES [INSERT PAGE NUMBER]
EXAMPLE [INSERT PAGE NUMBER]
CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]
THE ANNUITY CONTRACT [INSERT PAGE NUMBER]
COMMUNICATING TO US ABOUT THE CONTRACT [INSERT PAGE NUMBER]
Electronic Account Information [INSERT PAGE NUMBER]
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) [INSERT PAGE NUMBER]
THE VARIABLE ACCOUNT [INSERT PAGE NUMBER]
VARIABLE ACCOUNT OPTIONS [INSERT PAGE NUMBER]
The MFS® Variable Insurance Trust II [INSERT PAGE NUMBER]
The Mutual Funds [INSERT PAGE NUMBER]
MFS® [INSERT PAGE NUMBER]
THE FIXED ACCOUNT [INSERT PAGE NUMBER]
THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS [INSERT PAGE NUMBER]
THE ACCUMULATION PHASE [INSERT PAGE NUMBER]
Issuing Your Certificate [INSERT PAGE NUMBER]
Amount and Frequency of Purchase Payments [INSERT PAGE NUMBER]
Allocation of Net Purchase Payments [INSERT PAGE NUMBER]
Your Account [INSERT PAGE NUMBER]
Your Account Value [INSERT PAGE NUMBER]
Variable Account Value [INSERT PAGE NUMBER]
Fixed Account Value [INSERT PAGE NUMBER]
Transfer Privilege [INSERT PAGE NUMBER]
WITHDRAWALS, WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENT, AND LOAN PROVISION [INSERT PAGE NUMBER]
Cash Withdrawals [INSERT PAGE NUMBER]
Withdrawal Charge [INSERT PAGE NUMBER]
Market Value Adjustment [INSERT PAGE NUMBER]
Loans (Qualified Contracts Only but not an Individual Retirement Annuity) [INSERT PAGE NUMBER]
CONTRACT CHARGES [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge [INSERT PAGE NUMBER]
Premium Taxes [INSERT PAGE NUMBER]
Mutual Fund and Trust Expenses [INSERT PAGE NUMBER]
Modification of Charges [INSERT PAGE NUMBER]
DEATH BENEFIT [INSERT PAGE NUMBER]
Amount of Death Benefit [INSERT PAGE NUMBER]
Method of Paying Death Benefit [INSERT PAGE NUMBER]
Non-Qualified Contracts [INSERT PAGE NUMBER]
Selection and Change of Beneficiary [INSERT PAGE NUMBER]
Payment of Death Benefit [INSERT PAGE NUMBER]
Due Proof of Death [INSERT PAGE NUMBER]
THE INCOME PHASE -- ANNUITY PROVISIONS [INSERT PAGE NUMBER]
Selection of the Annuity Commencement Date [INSERT PAGE NUMBER]
Annuity Options [INSERT PAGE NUMBER]
Selection of Annuity Option [INSERT PAGE NUMBER]
Amount of Annuity Payments [INSERT PAGE NUMBER]
Transfer of Variable Annuity Units [INSERT PAGE NUMBER]
Account Fee [INSERT PAGE NUMBER]
Annuity Payment Rates [INSERT PAGE NUMBER]
Annuity Options as Method of Payment for Death Benefit [INSERT PAGE NUMBER]
OTHER CONTRACT PROVISIONS [INSERT PAGE NUMBER]
Exercise of Contract Rights [INSERT PAGE NUMBER]
Change of Ownership [INSERT PAGE NUMBER]
Voting of Mutual Fund and Trust Shares [INSERT PAGE NUMBER]
Reports to Owners [INSERT PAGE NUMBER]
Substitution of Securities [INSERT PAGE NUMBER]
Change in Operation of Variable Account [INSERT PAGE NUMBER]
Splitting Units [INSERT PAGE NUMBER]
Modification [INSERT PAGE NUMBER]
Discontinuance of New Participants [INSERT PAGE NUMBER]
Right to Return (IRAs Only) [INSERT PAGE NUMBER]
TAX CONSIDERATIONS [INSERT PAGE NUMBER]
U.S. Federal Income Tax Considerations [INSERT PAGE NUMBER]
Puerto Rico Tax Provisions [INSERT PAGE NUMBER]
ADMINISTRATION OF THE CONTRACTS [INSERT PAGE NUMBER]
DISTRIBUTION OF THE CONTRACTS [INSERT PAGE NUMBER]
AVAILABLE INFORMATION [INSERT PAGE NUMBER]
STATE REGULATION [INSERT PAGE NUMBER]
LEGAL PROCEEDINGS [INSERT PAGE NUMBER]
FINANCIAL STATEMENTS [INSERT PAGE NUMBER]
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION [INSERT PAGE NUMBER]
APPENDIX A - GLOSSARY [INSERT PAGE NUMBER]
APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, AND THE MARKET VALUE ADJUSTMENT [INSERT PAGE NUMBER]
APPENDIX C - CONDENSED FINANCIAL INFORMATION [INSERT PAGE NUMBER]

SPECIAL TERMS

The Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Compass G is a master group flexible payment deferred annuity contract (“Contract”), designed for use with retirement and deferred compensation plans. We issued the Contract to the employer or other group that establishes the plan, which we call the “Owner.” We issue a “Certificate” to you as a participant under the Contract. During the Accumulation Phase, you may make Purchase Payments under the Certificate, which are allocated to one or more Variable Account or Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Certificate provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Certificate also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

The amount of Purchase Payments under a Certificate may vary. However, each Purchase Payment must be at least $25, and we will not accept Purchase Payments that, on an annualized basis, are less than $300 in the first year of the Certificate. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options:  The Funds

The Owner (or you, if permitted under your plan) can allocate the Purchase Payments among Sub-Accounts investing in a number of Fund options. Each Fund is either a mutual fund registered under the Investment Company Act of 1940 or a separate securities portfolio of shares of such a mutual fund. The investment returns on the Funds are not guaranteed. You can make or lose money. During the Accumulation Phase, the Owner can transfer all or a portion of a Participant’s Account among the Funds and the Fixed Account Options.

The Fixed Account Options:  The Guarantee Periods

The Owner (or you, if permitted under your plan) can allocate the Purchase Payments to the Fixed Account and elect to invest in one or more of the Guarantee Periods that are made available. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations, or transfers into that Guarantee Period will not be permitted.

Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

On each Account Anniversary, we deduct an annual Account Fee on your Account that ranges from $12 to $25, depending on the total amount of Purchase Payments made to all Certificates under the Contract. We deduct insurance charges, the amount depending on the total amount of Purchase Payments made to all Certificates under the Contract.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. The withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% in the first Payment year and declines to 0% after seven full years.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon the Fund(s) selected.

The Income Phase:  Annuity Provisions

The Owner (or you, if permitted under your plan) can select one of several Annuity Options. The Owner (or you, if permitted under your plan) can choose to receive annuity payments from the Fixed Account, from the available Variable Account options, or from a combination of both. If any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, The Owner (or you, if permitted under your plan) decide when your Income Phase will begin but, once it begins, you can not change your choice of annuity payment options.

Death Benefit

If you die before the Certificate reaches the Income Phase, the Beneficiary will receive a death benefit.  To calculate the death benefit, we use a “Death Benefit Date,” which is the earliest date we have both due proof of death and a written request specifying the manner of payment. The death benefit is equal to the greater of (1) the value of your Account on the Death Benefit Date and (2) the total of the Purchase Payments made to your Account, minus all withdrawals and loans.  The death benefit will also be reduced by any unpaid net loan interest.

Withdrawals, Withdrawal Charges, and Market Value Adjustment

You can withdraw money from your Certificate during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last seven Account Years (including the current Account Year), plus all Purchase Payments we have held for at least seven Account Years. We do not apply any withdrawal charge to withdrawals made from a Certificate that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) You may also have to pay income taxes and tax penalties on money you withdraw.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If you are younger than 59½ when you take money out, you may be charged a 10% federal tax penalty.
————————

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Sun Life Assurance Company of Canada (U.S.)
P. O. Box 9133
Wellesley Hills, Massachusetts  02481
Toll Free (800) 752-7216
www.sunlife.com/us

FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	6%1

Number of Complete Account Years Since Purchase Payment has been in the Account	0-2	3	4	5	6	7	8

Withdrawal Charge	6%	5%	4%	3%	2%	1%	0%

Maximum Fee Per Transfer:	$02

Premium Taxes (as a percentage of Certificate Value or total Purchase Payments):	0% - 3.5%3

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$ 254

Variable Account Annual Expenses
(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risk Charge:	1.30%4
Administrative Expense Charge:	0.00%

Total Variable Account Annual Expenses:	1.30%

The table below shows the minimum and maximum total operating expenses charged by the Mutual Funds and Series (collectively, the “Funds”) that you may pay periodically during the time that you own the Contract.

Total Annual Fund Operating Expenses5	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.58%	0.83%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2011, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

1
A portion of the Participant's Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment held by the Company for seven complete Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charges.”) We do not apply any withdrawal charge to withdrawals made from a Certificate that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made.

2	We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege”.)

3
The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we deduct premium taxes from Certificate Value upon full surrender (including a surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

4
The Annual Contract Fee (“Account Fee”) and Mortality and Expense Risk Charges (“Asset Charge”) decline based on total Purchase Payments credited to all Participants' Accounts under a Contract in accordance with the following schedule:

	Purchase Payments	Account Fee	Asset Charge
	Up to $250,000	$25	1.30%
	$250,000 to $1,499,999	$18	1.25%
	$1,500,000 to $4,999,999	$15	1.10%
	$5,000,000 and over	$12	0.95%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated and that your Contract includes the maximum fees and expenses of any of the Funds. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the Annual Account Fee to a percentage, the Example assumes an average Contract size of $8,333. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$786	$1,208	$1,566	$2,766

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years

$246	$7583	$1,296	$2,766

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years

$246	$758	$1,296	$2,766

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Ten-year historical information about the value of the units we use to measure the variable portion of Contracts (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Sun Life Assurance Company of Canada (U.S.) and Sun Life of Canada (U.S.) Variable Account D (the “Variable Account”) offer the Compass G Combination Fixed/ Variable Group Annuity to employers, associations and other groups for use in connection with their retirement plans. We issue the Contract to the Owner. The Contract covers all individuals participating under the Contract. Each individual receives a Certificate that evidences his or her participation under the Contract.

In this Prospectus, unless we state otherwise, we refer to the employer, association or other group establishing the Contract as the “Owner” even though the legal owner of the Contract may be a trustee or custodian. We refer to participating individuals under Contracts as “Participants” and we refer to Participants as “you.” For the purpose of determining benefits under a Contract, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.” We will only accept instructions and elections regarding Participant Accounts from the Owner. However, under the terms of your particular plan, you may be entitled to make certain decisions and elections which the Owner will communicate to us on your behalf.

The Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which payments are made under the Contract and allocated to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount accumulated. The Contract provides tax deferral, so that you do not pay taxes on your earnings under the Contract until they are withdrawn. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

Your Contract also provides a death benefit if you die during the Accumulation Phase. Finally, if the Owner (or you, if permitted by your plan) so elects, during the Income Phase we will make payments to you for life or for another period that the Owner (or you, if permitted by your plan) chooses.

The Owner (or you, if permitted by your plan) chooses these benefits on a variable or fixed basis or a combination of both. When a variable investment option or a Variable Annuity option is chosen, your Account Value will change in response to changes in the return available from the different types of investments you select under your Contract. With these options, you assume all investment risk under the Contract. When a Guarantee Period in our Fixed Account or a Fixed Annuity option is chosen, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 4% per year, compounded annually.

The Contracts are designed for use in connection with retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code. After May 1, 1990 we will not issue Contracts for use with deferred compensation plans established under Section 457 of the Code. The Contracts are also designed so that they may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT THE CONTRACT

You may submit transaction requests or otherwise communicate with us in writing or by telephone. All materials mailed to us, including Purchase Payments, must be sent to our mailing address as set forth on the first page of this Prospectus. For all telephone communications, you must call (800) 752-7216.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our mailing address or at (800) 752-7216. However, we will consider Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time. In some cases, receipt of financial transactions by the broker-dealer of record will be deemed to be constructive receipt by us. This would include only cases where we have a specific agreement with the broker-dealer that provides for this treatment and the broker-dealer electronically forwards to us the request promptly after the end of the Business Day on which it receives the request in good order. In such cases, financial transactions received by us in good order will be priced that Business Day, provided the broker-dealer received the request before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. For information about whether we have this type of arrangement with your broker-dealer, you may call us at the above number.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request to us in writing to our mailing address, as set forth at the beginning of this Prospectus.

When we specify that notice to us must be in writing, we reserve the right, in our sole discretion, to accept notice in another form.

Electronic Account Information

Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format, instead of receiving paper copies of these documents. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website at https://customerlink.sunlife-usa.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our mailing address or by telephone at (800) 752-7216.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We do business in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands, and we have an insurance company subsidiary that does business in New York. The address for our Executive Office is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

We are ultimately controlled by Sun Life Financial Inc. (“Sun Life Financial”). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on August 20, 1985, pursuant to a resolution of our Board of Directors. Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in (1) shares of one of the four Series of the MFS Variable Insurance Trust II (the “Trust”) that we offer for the Contracts and (2) for Qualified Contracts held by a trustee or custodian on behalf of the entity or group, Class A shares of one of the Mutual Funds. All amounts allocated by the Owner (or you, if permitted by your plan) to a Sub-Account will be used to purchase Mutual Fund or Trust shares at their net asset value. Any and all distributions made by the Mutual Funds or Trust with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, loans, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Mutual Fund or Trust shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in the Trust and Mutual Fund shares at all times.

VARIABLE ACCOUNT OPTIONS

The MFS® Variable Insurance Trust II

The MFS® Variable Insurance Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trust.

The Trust is composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trust are issued in a number of Series, each corresponding to one of the portfolios. The Contracts allow investment by the Sub-Accounts in shares of the four Series of the Trust described below. Additional portfolios may be added to the Trust which may or may not be available for investment by the Variable Account.

MFS® Government Securities Portfolio: The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval.

MFS® High Yield Portfolio: The fund’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval.

MFS® Money Market Portfolio: The fund’s investment objective is to seek a high level of current income consistent with preservation of capital and liquidity. The fund’s objective may be changed without shareholder approval.

MFS® Massachusetts Investors Growth Stock Portfolio: The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

A more detailed description of the Trust, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of the Trust, and in the Trust’s Statement of Additional Information, which is available by calling us at (800) 752-7216.

The Trust also offers its shares to other separate accounts established by the Company and our New York subsidiary in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trust. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

For Non-Qualified Contracts used for deferred compensation and payroll savings plans and Qualified Contracts that are not held by trustees or custodians, the portfolios of the Trust described above are the only variable investment options available.

The Mutual Funds

For Qualified Contracts that are held by a trustee or custodian on behalf of the entity or group, the following Mutual Funds also are available as variable investment options:

MFS® Bond Fund (“MFB”): The fund’s investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval.

MFS® Total Return Fund (“MTR”): The fund’s investment objective is to seek total return. The fund’s objective may be changed without shareholder approval.

Massachusetts Investors Trust (“MIT”): The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

Massachusetts Investors Growth Stock Fund (“MIG”): The fund’s investment objective is to seek capital appreciation. The fund’s objective may be changed without shareholder approval.

A more detailed description of each Mutual Fund, its management, its investment objectives, policies and restrictions and its expenses may be found in the accompanying current prospectus of that Mutual Fund, and in that Mutual Fund’s Statement of Additional Information, which are available by calling us at (800) 752-7216.

MFS®

Each of the Mutual Funds and the portfolios of the Trust pay fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to the other funds in the MFS Family of Funds®, and to certain other investment companies established by MFS® and/or us. MFS® Institutional Advisors, Inc., a wholly-owned subsidiary of MFS®, provides investment advice to substantial private clients. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory agreements is solely that of MFS®. We undertake no obligation in this regard.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts allocated to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

The Owner (or you, if permitted by your plan) may elect one or more of the 1, 3, 5 or 7 year Guarantee Periods we make available for the Contracts. We publish Guaranteed Interest Rates for each Initial Guarantee Period and Subsequent Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 4% per year, compounded annually. Also, once we have accepted an allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

Early withdrawals from allocations to a 3, 5 or 7 year Initial Guarantee Period or Subsequent Guarantee Period, including cash withdrawals, transfers, loans and commencement of an annuity with a payout period of less than five years, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “Withdrawals, Withdrawal Charges, Market Value Adjustment, and Loan Provision.”)

THE ACCUMULATION PHASE

During the Accumulation Phase, Payments are made into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if the Contract is surrendered, your Account is withdrawn in full or you die before the Annuity Commencement Date.

Issuing Your Certificate

To purchase a Compass G Annuity, a completed Participant Enrollment Form and your initial Purchase Payment are sent to us for acceptance. We issue a Certificate to you as a Participant under a Contract when we accept your Participant Enrollment Form.

We will credit your initial Purchase Payment to your Account within two business days of receiving your completed Participant Enrollment Form. If your Participant Enrollment Form is not complete, we will notify you. If we do not have the necessary information to complete the Participant Enrollment Form within five business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Participant Enrollment Form is made complete. Then we will apply the Purchase Payment within two business days of when the Participant Enrollment Form is complete.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept Purchase Payments that, on an annualized basis, are less than $300 for the first Account Year, and each Purchase Payment must be at least $25. In addition, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million, unless we have approved the Payment in advance. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

Allocation of Net Purchase Payments

Each Purchase Payment may be allocated among the different Sub-Accounts and Initial Guarantee Periods we offer. In your Participant Enrollment Form, you specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. The Owner (or you, if permitted by your plan) may change the allocation factors for future Payments by sending us written notice of the change. We will use the new allocation factors for the first Purchase Payment we receive with or after we have received notice of the change, and for all future Purchase Payments, until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from Purchase Payments. (See “Premium Taxes.”) In that case, we will credit the Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Certificate.

Your Account Value

Your Account Value is the sum of the value of the two components of your Certificate: the Variable Account portion of your Certificate (“Variable Account Value”) and the Fixed Account portion of your Certificate (“Fixed Account Value”). These two components are calculated separately, as described under “Variable Account Value” and “Fixed Account Value”.

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the “Net Investment Factor”, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. The Net Investment Factor for any Sub-Account for any Valuation Period is determined by dividing (a) by (b) and then subtracting (c) from the result, where:

(a)	is the net result of:

(1)	the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the Valuation Period, plus

(2)
the per share amount of any dividend or other distribution declared by the Mutual Fund or Series issuing the shares held in the Sub-Account if the “ex-dividend” date occurs during the Valuation Period, plus or minus

(3)
a per share credit or charge with respect to any taxes paid, or reserved for by us during the Valuation Period which are determined to be attributable to the operation of the Sub-Account (no federal income taxes are applicable under present law);

(b)	is the net asset value of a Mutual Fund share or Series share held in the Sub-Account determined as of the end of the preceding Valuation Period; and

(c)	is the risk charge factor determined by us for the Valuation Period to reflect the charge for assuming the mortality and expense risks.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when amounts are transferred, withdrawn or borrowed from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Initial and Subsequent Guarantee Periods

Net Purchase Payments may be allocated to any Initial Guarantee Period we offer. Unless, within the 30 day period before the Expiration Date of an Initial Guarantee Period, we receive written notice from the Owner electing a different Subsequent Guarantee Period from among those we then offer, a Subsequent Guarantee Period of the same duration as the Initial Guarantee Period will begin automatically for the amount then allocated to the Initial Guarantee Period on the first day following the Expiration Date of the Initial Guarantee Period. Each Subsequent Guarantee Period also will automatically renew for another Subsequent Guarantee Period of the same length unless the Owner elects a different Subsequent Guarantee Period within the 30 day period prior to the Expiration Date of the current Subsequent Guarantee Period.

Fixed Accumulation Units

In order to calculate your Fixed Account Value, we use a measure called a Fixed Accumulation Unit for each Guarantee Period. Your Fixed Account Value is the sum of the values of all Fixed Accumulation Units credited to your Account.

We determine the number of Fixed Accumulation Units credited to your Account by dividing the dollar amount of a Net Purchase Payment allocated to an Initial Guarantee Period by the value of the Fixed Accumulation Unit related to that Guarantee Period for the Valuation Period during which we receive the Purchase Payment.

Fixed Accumulation Unit Value

We establish the value of each type of Fixed Accumulation Unit at $10.00 for the first Valuation Period of the calendar month in which a Purchase Payment is credited to your Account. The value of the Fixed Accumulation Unit increases for each successive Valuation Period as interest is accrued at the applicable Guaranteed Interest Rate. At the end of any Initial Guarantee Period we will exchange the Fixed Accumulation Units credited to your Account for a second type of Fixed Accumulation Unit with an equal aggregate value. The value of this second type of Fixed Accumulation Unit will increase for each Valuation Period during each Subsequent Guarantee Period to which your Account is allocated as interest is accrued at the applicable Guaranteed Interest Rate.

Early Withdrawals

If, before its Expiration Date, an allocation to a 3, 5 or 7 year Guarantee Period is withdrawn, transferred, borrowed or annuitized over a payout period of less than five years, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “Withdrawals, Withdrawal Charges, Market Value Adjustment, and Loan Provision.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, the Owner may transfer all or part of a Participant’s Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

●	no more than 12 transfers may be made in any Account Year; and

●	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Trust or the applicable Mutual Fund.

There is no charge for transfers; however, transfers out of a 3, 5 or 7 year Guarantee Period will be subject to the Market Value Adjustment. Under current law there is no tax liability for transfers.

Requests for Transfers

Owners may request transfers in writing. If we receive a written transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Contract Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Contract Owners or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Contract Owners. Short-term trading can increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of contract value. As described above under “Transfer Privilege,” such policies include limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interests of individual Contract Owners. The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by the Contract Owner or a third party authorized to initiate transfer requests on behalf of Contract Owner(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privilege,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. In particular, we will treat as short-term trading activity any transfer that is requested by an authorized third party within six days of a previous transfer (whether the earlier transfer was requested by you or a third party acting on your behalf). We may also impose special restrictions on third parties that engage in reallocations of contract values by limiting the frequency of the transfer, requiring advance notice of the transfer pursuant to in-force service agreements, and reallocating or exchanging 100% of the values in the redeeming sub-accounts.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund, in the following instances:

●	when a new broker of record is designated for the Contract;

●	when the Participant changes;

●	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

●	when necessary in our view to avoid hardship to a Participant; or

●	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Contract Owners to certain risks. The short-term trading could increase costs for all Contract Owners as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund's performance. If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies. Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Contract Owners may experience a different application of the policy and therefore may experience some of the risks. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Contract Owners could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Shareholder Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund's shares. These policies (the “Funds’ Shareholder Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Shareholder Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Shareholder Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Shareholder Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Shareholder Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Shareholder Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

WITHDRAWALS, WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENT, AND LOAN PROVISION

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase the Owner may withdraw in cash all or any portion of a Participant’s Account Value. To make a withdrawal, the Owner must send us a written request at our mailing address. We may require a signature guarantee for withdrawals of more than $5000. In some cases, such as withdrawals by a corporation, partnership, agent or fiduciary, we will require additional documentation.

A request must specify whether the Owner wants to withdraw the entire amount of a Participant Account or, if less, the amount the Owner wishes to withdraw. Upon request we will notify the Owner of the amount we would pay in the event of a full or partial withdrawal.

All withdrawals may be subject to a withdrawal charge. (See “Withdrawal Charge.”) Withdrawals from a Participant’s Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “Tax Considerations.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If the Owner requests a full withdrawal, we calculate the amount we will pay as follows. We start with the Participant Account Value at the end of the Valuation Period during which we receive the withdrawal request; we deduct the Account Fee for the Account Year in which the withdrawal is made; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add the amount of any Market Value Adjustment applicable to withdrawn Fixed Account Value.

A full withdrawal results in the surrender of the Participant’s Certificate, and cancellation of all of the Participant’s rights and privileges under the Contract.

Partial Withdrawals

If the Owner requests a partial withdrawal from a Participant Account, we calculate the amount we will pay as follows. We start with the amount specified in the request; we deduct any applicable withdrawal charge; we deduct the amount, if any, of unpaid Net Loan Interest; and finally, we add the amount of any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account. We reduce the value of the Participant Account by deducting the amount specified in the request. Partial withdrawals may be limited by the maximum loan limitation.

The Owner may specify the amount to be withdrawn from each Sub-Account and Guarantee Period to which the Participant Account is allocated. If the Owner does not so specify, we will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the withdrawal request.

If the Owner requests a partial withdrawal that would result in the Participant’s Account Value being reduced to an amount less than the Account Fee for the Account Year in which the withdrawal is made, we reserve the right to treat it as a request for a full withdrawal.

Time of Payment

We will pay the applicable amount of any full or partial withdrawal within 7 days after we receive the withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts withdrawn from the Variable Account only for following periods:

●	when the New York Stock Exchange is closed except weekends and holidays or when the SEC determines trading on the New York Stock Exchange is restricted;

●
when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account; and

●	when an SEC order permits us to defer payment for the protection of Participants.

If, pursuant to SEC rules, the Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Money Market Sub-Account until the Fund is liquidated. We also may defer payment of amounts withdrawn from the Fixed Account for up to six months from the date we receive a withdrawal request. We do not pay interest on the amount of any payments we defer.

Withdrawal Restrictions for Qualified Plans

If you participate under a Qualified Contract, you should carefully check the terms of the plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax Considerations -- Tax-Sheltered Annuities.”)

Withdrawal Charge

We do not deduct any sales charge from Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts withdrawn from a Participant Account. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Order of Withdrawal

We consider all amounts withdrawn from a Participant Account to be withdrawn first from Purchase Payments that have not previously been withdrawn, starting with the earliest Payment and continuing until all Payments have been withdrawn. Once all Purchase Payments have been withdrawn, we attribute additional amounts withdrawn to “accumulated value”; that is, the portion of a Participant’s Account Value that exceeds the total of all Purchase Payments made to the Account.

For convenience, in this Prospectus we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.”

Free Withdrawal Amount

In each Account Year the Owner may withdraw the following amounts from a Participant’s Account Value before incurring the withdrawal charge: (1) all Old Payments not previously withdrawn, plus (2) a “free withdrawal amount” equal to 10% of the amount of all New Payments. We will apply the free withdrawal amount to reduce the amount of New Payments withdrawn that is subject to the withdrawal charge, starting with the earliest New Payment. All New Payments withdrawn in excess of the free withdrawal amount will be subject to the withdrawal charge.

Accumulated value may be withdrawn without the imposition of the withdrawal charge. In addition, we do not apply any withdrawal charge to withdrawals made from a Participant Account that has been established for at least 12 years, regardless of the amount or when any Purchase Payments were made.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the portion of any New Payments withdrawn, less any applicable free withdrawal amount, by a percentage. The percentage varies according to the number of Account Years the New Payment has been held in the Participant Account, including the Account Year in which the Payment was made but not the Account Year in which it was withdrawn (Payments made and withdrawn in the same year are considered to be held for 0 years). The withdrawal charge scale is as follows:

Number of Account Years Purchase Payment Has Been In Your Account	Percentage
0-2	6%
3	5%
4	4%
5	3%
6	2%
7	1%
8	0%

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments made to the Participant’s Account.

We may modify the withdrawal charges and limits, upon notice to the Owner. However, any modification will only apply to Accounts established after the date of the modification.

Example of Withdrawal Charge Calculation

Assume the Owner wishes to make a $25,000 withdrawal from a Participant Account in Account Year 10. An initial Purchase Payment of $10,000 was made in Account Year 1, an additional Purchase Payment of $8,000 was made in Account Year 8, and no previous withdrawals have been made. The Participant’s Account Value in Account Year 10 is $35,000.

We attribute the withdrawal first to the oldest Purchase Payment made, the $10,000 Payment made in Account Year 1. Because that Payment has been held in the Participant Account for more than seven Account Years, it is an Old Payment and is not subject to the withdrawal charge.

We attribute the next $8,000 of the withdrawal to the Purchase Payment made in Account Year 8, which is a New Payment. The free withdrawal amount in Account Year 10 is $800 (10% of the $8000 Payment made in Account Year 8, the only New Payment). We apply the free withdrawal amount to reduce the amount of the New Payment withdrawn, so only $7,200 of the $8000 New Payment is subject to the withdrawal charge. Because the New Payment has been held in the Participant Account for only two Account Years, the withdrawal charge will be 5% of $7,200, or $360.

The remaining $7,000 of the withdrawal is attributed to accumulated value and is not subject to the withdrawal charge.

For additional examples of how we calculate withdrawal charges, please see Appendix B.

We do not impose the withdrawal charge on amounts applied to provide an annuity with a payout period of at least five years, amounts we pay as a death benefit, or amounts transferred among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

Market Value Adjustment

We will apply a Market Value Adjustment if the Owner withdraws, borrows or transfers amounts from Guarantee Periods of 3, 5 or 7 years. For this purpose, using Fixed Account Value to provide an annuity with a payout period of less than five years is considered a withdrawal, and the Market Value Adjustment will apply. We apply the Market Value Adjustment to each separate allocation made to a Guarantee Period together with interest credited on that allocation.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since the last allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

0.75 (A - B) x (C ÷ 12)

where:

A	is the Guaranteed Interest Rate applicable to the amount withdrawn, borrowed, transferred or annuitized;

B	is the Current Rate we declare at the time of the withdrawal, loan, transfer or annuitization for the Guarantee Period equal to the length of time of your Guarantee Period; and

C	is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any applicable Account Fee, withdrawal charge and unpaid Net Loan Interest.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

Loans (Qualified Contracts Only but not an Individual Retirement Annuity)

At any time during the Accumulation Phase, the Owner of a Qualified Contract may request a loan from a Participant Account. The maximum amount that may be borrowed is the lesser of $50,000 and 50% of the Account Value less any loans outstanding and interest on those loans. The minimum amount is $1,000. All loans under a particular Contract are secured by a security interest we take in the Contract.

Loans are subject to restrictions in the Internal Revenue Code and may be subject to additional restrictions in a particular retirement plan. You should also carefully consider the tax consequences of a loan. (See “Tax Considerations.”)

The Owner requests a loan by sending us a written request in the form we specify. For loan requests of over $5,000, the Owner’s signature must be guaranteed. In some cases, such as loan requests by a corporation, partnership, agent or fiduciary, we may require additional documentation.

When we make a loan, we deduct from the Participant Account an amount equal to the loan amount requested plus any Market Value Adjustment. We will deduct the total amount requested pro rata, based on allocations at the end of the Valuation Period during which we receive the loan request. We deposit an amount equal to the loan proceeds into a special loan account, which is part of the Fixed Account. We credit interest to the amount in the loan account at a rate we specify at the time of the loan that is lower than the interest rate we charge on the loan itself.

Interest on the loan accrues daily at the rate we set at the time of the loan. Interest is payable on each anniversary of the date the loan is made and whenever a loan principal payment is made. If interest is not paid when due, we will deduct the amount of the interest from the Participant Account and add it to the principal amount of the loan. The difference between the interest on the loan payable to us and the interest we credit on the amount in the loan account is called “Net Loan Interest.”

The principal of the loan may be repaid in whole or in part at any time during the Accumulation Phase. We will treat any amounts repaid as Purchase Payments to the Participant Account that will be allocated to Guarantee Periods and/or Sub-Accounts in accordance with the allocation factors for the Account in effect at the time.

A loan must be repaid within five years of the date it is made, unless the loan is used to buy, construct, reconstruct or substantially rehabilitate a dwelling that is used as the principal residence of the Participant or a member of the Participant’s immediate family. In that case, the loan must be repaid within ten years.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Account, we will deduct from your Account an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary. The deduction of the Account Fee from amounts allocated to the Fixed Account will never cause your Fixed Account Value (adjusted for withdrawals and loans) to increase by less than 4% per year.

If your Account is withdrawn in full, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date. After the Annuity Commencement Date, we will deduct the Account Fee in equal amounts from each annuity payment we make during the year.

The Account Fee deducted from your Account is based on the total Purchase Payments credited to all Participant Accounts under the Contract, as follows:

Total Purchase Payments	Account Fee
up to $250,000	$25
$250,000 to $1,499,999	$18
$1,500,000 to $4,999,999	$15
$5,000,000 and over	$12

We review the total Purchase Payments made under a Contract and semi-annually determine the applicable Account Fee for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower Account Fee, the Account Fee for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

Mortality and Expense Risk Charge

We deduct a mortality and expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; and (2) the risk that the Account Fee we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover such costs, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

The mortality and expense risk charge is based on the total Purchase Payments credited to all Participant Accounts under the Contract, and is deducted from the assets of the Variable Account at the following effective annual rate:

Total Purchase Payments	Annual Rate of Charge
up to $250,000	1.30%
$250,000 to $1,499,999	1.25%
$1,500,000 to $4,999,999	1.10%
$5,000,000 and over	0.95%

We review the total Purchase Payments made under a Contract and semi-annually determine the applicable mortality and expense risk charge for the next six months. Once total Purchase Payments under a Contract reach an amount that produces a lower charge, the charge for existing Accounts will not be increased even if subsequent withdrawals reduce the amount of total Purchase Payments.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments made under the Contract. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if your state imposes a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount applied to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time a Purchase Payment or full or partial withdrawal is made. We do not make any profit on the deductions we make to reimburse premium taxes.

Mutual Fund and Trust Expenses

There are fees and expenses deducted from each Mutual Fund and each portfolio of the Trust. These fees and expenses are described in the Mutual Funds and Trust prospectuses and related Statements of Additional Information.

Modification of Charges

We may modify the Account Fee and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of the death benefit, we use a “Death Benefit Date.” If the Owner has elected a death benefit payment method before your death and it remains effective, the Death Benefit Date is the date we receive proof of your death in an acceptable form (“Due Proof of Death”) (unless the Beneficiary is not living on the date of death, in which case the Death Benefit Date is the date we receive Due Proof of Death of both you and your Beneficiary). Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death and any required consent or release or the date we receive the Beneficiary’s election of either payment method. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60-day period.

The amount of the death benefit is determined as of the Death Benefit Date. It is equal to greater of:

(1)	your Account Value or

(2)	the total Purchase Payments made to your Account less the sum of all withdrawals, loans and unpaid Net Loan Interest.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination) under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under “Income Phase -- Annuity Provisions.”

During the Accumulation Phase, the Owner (or you, if permitted by your plan) may elect the method of payment for the death benefit. These elections are made by sending us at our mailing address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant under the terms of that Annuity Option.

Non-Qualified Contracts

If you participate under a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named as Beneficiary under your Certificate, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the surviving Participant, if any, or the estate of the deceased Participant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Certificate in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. In that case, we will not pay a death benefit and the Account Value will remain unchanged. The special distribution rules will then apply on the death of your spouse.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Participant Enrollment Form. The Owner may change your Beneficiary at any time during the Accumulation Phase by sending us written notice, unless an irrevocable Beneficiary designation previously has been made. A new Beneficiary designation is not effective until we record the change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

●	an original certified copy of an official death certificate;

●	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

●	any other proof we find satisfactory.

THE INCOME PHASE -- ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant. If you are alive on the Annuity Commencement Date, you will be the Annuitant. When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Annuitant.

The Income Phase of your Certificate begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described, under the Annuity Option or Options selected, and we make the first payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, and the Annuity Option selected cannot be changed. The Owner may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charges, Market Value Adjustment, and Loan Provision.”)

Selection of the Annuity Commencement Date

The Owner (or you, if permitted by your plan) selects the Annuity Commencement Date at the time your Account is established. The Owner (or you, if permitted by your plan) may change the Annuity Commencement Date by sending us written notice, with the following limitations:

●	The Annuity Commencement Date must always be the first day of a calendar month.

●	We must receive the notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

●	The latest possible Annuity Commencement Date (“maximum Annuity Commencement Date”) is the first day of the month following your 95th birthday.

There may be other restrictions on the selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that the Annuity Commencement Date for a Qualified Contract must be no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Annuity Options A, B, and C may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both. Annuity Options D and E may be selected only to provide a Fixed Annuity. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for Variable Annuity payments will be 4%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another designated person and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Fixed Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 years to 30 years for Non-Qualified Contracts and 3 years to 30 years for Qualified Contracts, as elected. The longer the period elected, the smaller the monthly payments will be. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. If no Beneficiary is designated, we pay some or all of the discounted value of the remaining payments to the Annuitant’s estate. The Beneficiary may also elect to receive some or all of the discounted value of the remaining payments. The discount rate for this purpose will be based on the interest rate we used to determine the amount of each payment. The election of this Annuity Option may result in the imposition of a penalty tax.

Annuity Option E - Fixed Payments

We will hold the amount applied to provide fixed payments in accordance with this option at interest. We will make fixed payments in such amounts and at such times (at least over a period of five years for Non-Qualified Contracts) as we have agreed upon and will continue until the amount we hold with interest is exhausted. We will credit interest yearly on the amount remaining unpaid at a rate which we will determine from time to time but which will not be less than 4% per year compounded annually. We may change the rate so determined at any time; however, the rate may not be reduced more frequently than once during each calendar year. In addition, we guarantee that the Beneficiary will receive any remaining payments if the Annuitant dies before the amount we hold is exhausted. If no Beneficiary is designated, we pay the amount remaining unpaid in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the amount remaining unpaid in one sum. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

The Owner (or you, if permitted by your plan) selects one or more of the Annuity Options, which the Owner (or you, if permitted by your plan) may change from time to time during the Accumulation Phase, as long as we receive the selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received a written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

The Owner (or you, if permitted by your plan) may specify the proportion of your Adjusted Account Value that will provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If a Variable Annuity or a Fixed Annuity is not specified, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. Your Adjusted Account Value applied to a Variable Annuity may be allocated among the Sub-Accounts, or we will use the existing allocations.

There may be additional limitations on the options that may be elected under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

●	we deduct a proportional amount of the Account Fee, based on the fraction of the current Account Year that has elapsed;

●	if applicable, we deduct the withdrawal charge and any unpaid Net Loan Interest;

●	if applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change; and

●	we deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 4% per year, compounded annually. See “Annuity Payment Rates.”

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 4%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 4% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See “Annuity Payment Rates.”

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make a transfer, the Annuitant sends us, at our mailing address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

We permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the applicable Account Fee in equal amounts from each annuity payment.

Annuity Payment Rates

The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 4% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 4% per year, compounded annually). We may change these rates for Accounts established after the effective date of such change (See “Other Contract Provisions -- Modification”).

The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1971 Individual Annuitant Mortality Table with ages reduced by one year for Annuity Commencement Dates occurring during the 1980s, two years for Annuity Commencement Dates occurring during the 1990s, and so on.

Annuity Options as Method of Payment for Death Benefit

The Owner or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

The Contract belongs to the Owner. All Contract rights and privileges can be exercised by the Owner without the consent of the Participant, the Beneficiary or any other person, except as the Owner may provide under the plan or other applicable documents. Such rights and privileges may be exercised, with respect to a particular Participant, only during the lifetime of the Participant before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Participant or Beneficiary; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the participants under a group contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of any Participant and prior to the last remaining Participant’s Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change.

Voting of Mutual Fund and Trust Shares

We will vote Mutual Fund and Trust shares held by the Sub-Accounts at meetings of shareholders of the Mutual Funds and Trust or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, the Owner will have the right to give voting instructions. During the Income Phase, the Payee (that is the Annuitant or Beneficiary entitled to receive benefits) is the person having such voting rights. We will vote any shares attributable to us and Mutual Fund and Trust shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

Owners of Qualified Contracts may be subject to other voting provisions of the particular plan and under the Investment Company Act of 1940. Employees who contribute to plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Mutual Fund and Trust shares attributable to their contributions. Such plans may also provide the additional extent, if any, to which the Owners shall follow voting instructions of persons with rights under the plans. If no voting instructions are received from any such person with respect to a particular Participant Account, the Owner may instruct the Company as to how to vote the number of Trust shares for which instructions may be given.

Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights to persons who may have such rights under plans, other than rights afforded under the Investment Company Act of 1940, or any duty to inquire as to the instructions received by Owners, Participants or others, or the authority of any such persons, to instruct the voting of Mutual Fund or Trust shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

All Mutual Fund and Trust proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the particular Mutual Fund or Trust portfolio. We will determine the number of Mutual Fund or Trust shares as to which each such person is entitled to give instructions as of a record not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Mutual Fund or Trust shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Participant Account by the net asset value of one of the shares of the applicable Mutual Fund or Trust portfolio as of the same date. On or after the Annuity Commencement Date, the number of Mutual Fund or Trust shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of one of the shares of the applicable Mutual Fund or Trust portfolio as of the same date. After the Annuity Commencement Date, the number of Mutual Fund or Trust shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, interest credited on fixed accounts, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all portfolios of the Trust or any particular Mutual Fund may not always be available for investment under the Contract. We may add or delete Mutual Funds or portfolios of the Trust or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Mutual Fund or portfolios of the Trust or shares of another registered open-end investment company or unit investment trust, provided that the substitution has been approved, if required, by the SEC. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Mutual Fund and Trust shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

Modification

Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

In addition, upon notice to the Owner, we may modify a Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, the tables used in determining the amount of the first monthly Variable Annuity and Fixed Annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Discontinuance of New Participants

We may limit or discontinue the acceptance of new Participant Enrollment Forms and the issuance of new Certificates under a Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Contract prior to the effective date of such limitation or discontinuance.

Right to Return (IRAs Only)

If the Owner is establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give the Owner a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give the Owner this statement on or before the date the IRA is established. If we give the Owner the disclosure statement before the seventh day preceding the date the IRA is established, the Owner will not have any right of revocation under the Code. If we give the Owner the disclosure statement at a later date, then the Owner may give us a notice of revocation at any time within 7 days after the date the IRA is established. Upon such revocation, we will refund all Purchase Payments made to the Contract.

TAX CONSIDERATIONS

The Contracts described in this Prospectus are designed for use by employer, association and other group retirement plans under the provisions of Sections 401 (including Section 401(k), 403, 408(c), 408(k) and 408(p)) of the Internal Revenue Code (the “Code”), as well as certain non-qualified retirement plans, such as payroll savings plans. The ultimate effect of federal income taxes on the Contract’s Accumulation Account and the Participant Account, on an annuity payments and on the economic benefit to the Owner, the Participant, the Annuitant, the Payee or the Beneficiary may depend upon the type of Plan for which the Contract is purchased and a number of different factors. The discussion contained herein is general in nature, is based upon the Company’s understanding of current federal income tax laws, is not intended as tax advice, and makes no attempt to consider any applicable federal estate, federal gift, state or other tax laws.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money – generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

Legislation affecting the tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts purchased before the date of enactment. A person contemplating the purchase of a Contract or the execution of a Contract transaction (such as a rollover, distribution, withdrawal or payment) should consult a qualified tax professional. The Company does not make any guarantee regarding the federal, state or local tax status of any Contract or any transaction involving the Contracts.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations affecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, contributions made under Non-Qualified Contracts are not deductible. Under certain circumstances, contributions made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from a Qualified Contract’s cost basis for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, no taxes are imposed on the increases in the value of a Contract until a distribution occurs, either as annuity payments under the Annuity Option elected or in the form of cash withdrawals or lump-sum payments prior to the Annuity Commencement Date.

Corporate Owners and other Owners that are non-natural persons (other than the estate of a decedent Owner) are subject to current taxation on the annual increase in the value of a Non-Qualified Contract’s Accumulation Account. This rule does not apply where a non-natural person holds the Contract as agent for a natural person (such as where a bank holds a Contract as trustee under a trust agreement). This provision does not apply to earnings accumulated where the Annuity Commencement Date occurs within one year of the Date of Coverage. This provision applies to earnings on Purchase Payments made after February 28, 1986.

Distributions and Withdrawals from Non-Qualified Contracts. The following discussion of annuity taxation applies only to contributions (and attributable earnings) made to Non-Qualified Contracts after August 13, 1982. If an Owner has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for the Contract offered by this Prospectus, then different tax treatment will apply to the contributions (and attributable earnings) made before August 14, 1982. For example, non-taxable principal may be withdrawn before taxable earnings and the ten percent (10%) penalty tax for early withdrawal is not applicable.

The Code is unclear in its application to a group annuity contract where the Owner is distinct from the individuals with respect to whom the Contract benefits are accumulated (the Participants). The following discussion is the Company’s best understanding of the operation of the Code in the context of group contracts. However, Owners and Participants should consult a qualified tax professional.

For Non-Qualified Contracts offered by this Prospectus (other than Contracts issued in exchange for contracts issued prior to August 14, 1982, as described above), a partial cash withdrawal (that is, a withdrawal of less than the entire value of the Participant’s Account) must be treated first as a withdrawal from the increase in the Participant’s Account’s value over the Contract’s cost basis. The amount of the withdrawal so allocable will be includable in the Participant’s income. Similarly, if a Participant receives a loan under a Contract or if part or all of a Participant’s Account is assigned or pledged as collateral for a loan, the amount of the loan or the amount assigned or pledged must be treated as if withdrawn from the Contract. For Non-Qualified Contracts entered into after October 21, 1988 (or any annuity contract entered into on or before such date that is exchanged for a Non-Qualified Contract issued after such date), any withdrawal or loan amount that is includable in the Participant’s income will increase the Contract’s cost basis. Repayment of a loan or payment of interest on a loan will not affect the Contract’s cost basis. For these purposes the Participant’s Account value will not be reduced by the amount of any loan, assignment or pledge of the Contract. In addition, all non-qualified deferred annuity certificates or other non-qualified deferred annuity contracts that are issued by the Company to the same Participant during any calendar year will be treated as a single annuity contract. Therefore, the proceeds of a withdrawal from, or assignment or pledge of, one or more such contracts or certificates will be fully includable in the Participant’s income to the extent of the aggregate excess of the accumulation account values over the cost bases of all such contracts or certificates entered into during the calendar year.

The taxable portion of a cash withdrawal or a lump-sum payment prior to the Annuity Commencement Date is subject to tax at ordinary income rates. In the case of payments after the Annuity Commencement Date under the Annuity Option elected, a portion of each payment generally is taxable at ordinary income rates. The nontaxable portion is determined by applying to each payment an “exclusion ratio” which is the ratio that the Participant’s cost basis in the Contract bears to the Payee’s expected return under the Contract. The remainder of the payment is taxable.

The total amount that a Payee may exclude from income through application of the “exclusion ratio” is limited to the cost basis in the Contract. If the Payee survives for his or her full life expectancy, and thereby recovers the entire basis in the Contract, any subsequent annuity payment after basis recovery will be fully taxable as income. Conversely, if the Payee dies prior to recovering the entire basis, he or she will be allowed a deduction on his or her final income tax return for the amount of the unrecovered basis. This limitation applies to distributions made under a Contract with an Annuity Commencement Date after December 31, 1986.

Penalty Tax on Certain Withdrawals. In the case of Non-Qualified Contracts, taxable cash withdrawals and lump-sum payments will be subject to a ten percent (10%) penalty, except in the circumstances described below. This ten percent (10%) penalty also affects certain annuity payments. In a situation where this penalty applies, the recipient’s tax for the tax year in which the amount is received shall be increased by an amount equal to ten percent (10%) of the portion of the amount which is includible in the recipient’s gross income. The circumstances in which this penalty will not apply are distributions which are: (a) made upon the death of the Participant; or (b) allocable to Purchase Payments made before August 14, 1982. Further, in the case of Contracts issued prior to January 18, 1985, the ten percent (10%) penalty on taxable cash withdrawals and lump-sum distributions will not apply if the amount withdrawn is allocable to a Purchase Payment made prior to the preceding ten (10) year period. For this purpose, a “first in, first out” rule is used, so that the earliest Purchase Payment with respect to which amounts have not been previously fully allocated will be deemed to be the source of the amount.

Taxation of Death Benefit Proceeds. In the case of the Non-Qualified Contracts, if the Participant dies before the Annuity Commencement Date the entire value of the Participant’s account must be either (1) distributed within five years after the date of death of the Participant, or (2) distributed over some period not greater than the life expectancy of the designated Beneficiary, with annuity payments beginning within one year after the date of death of the Participant. If a Payee dies on or after the Annuity Commencement Date and before the entire Participant’s Account has been distributed, the remaining portion of such accumulation, if any, must be distributed at least as rapidly as the method of distribution then in effect. These distribution requirements will not apply where the Beneficiary is the spouse of the Participant; rather, in such a case, the Contract may be continued in the name of the spouse as Participant or Payee. In the case of the Contracts issued prior to January 18, 1985, these rules regarding distributions upon the death of the Participant or the Annuitant will not apply. In the case of Contracts issued after April 22, 1987, a change in the Participant would be treated as the death of the Participant. Distributions required due to the death of the Participant will not be subject to the ten percent (10%) penalty on premature distributions. A purchaser of a Qualified Contract should refer to the terms of the applicable retirement plan and contact a qualified tax professional regarding distribution requirements upon the death of the Participant.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.  Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self-employed individuals. The Contract may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Such retirement plans may permit the purchase of the Qualified Contracts to provide benefits under the plans. Employers intending to use the Qualified Contracts in connection with such plans should seek qualified advice in connection therewith.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59½, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59½, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

●	deductible medical expenses incurred by you, your spouse, or your dependents;
●	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;
●	costs related to the purchase of your principal residence (not including mortgage payments);
●	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;
●	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or
●	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Arrangements. Sections 219 and 408 of the Code permit eligible individuals to contribute to a so-called “traditional” individual retirement program, including Individual Retirement Accounts and Annuities, and Simplified Employee Pension Plans. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Required Minimum Distribution Requirements for Tax-Sheltered Annuities and Traditional Individual Retirement Annuities. If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70½ or, for non-IRAs, the date of retirement instead of age 70½ if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the account balance as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations. For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract's value so that it can be used in the Account’s RMD calculations.

Effective with the 2006 distribution calendar year, IRS regulations require that the actuarial present value of any additional benefits (such as death benefits) is to be added to the 12/31 account balance in order to calculate the RMD amount. There are two exceptions to this requirement and one of these exceptions is applicable to the Contracts. Since the only additional benefit provided under a Contract is a return of premium death benefit (i.e., a benefit under which the final payment does not exceed the amount of purchase payments made less prior distributions), then the additional benefit is disregarded and the RMD calculation uses only the 12/31 account balance.

Distributions and Withdrawals from Qualified Contracts. In the case of Qualified Contracts, distributions made prior to age 59½ generally are subject to a ten percent (10%) penalty tax, although this tax will not apply in certain circumstances. Certain distributions, known as “eligible rollover distributions,” if rolled over to certain other qualified retirement plans (either directly or after being distributed to the Participant or Payee), are not taxable until distributed from the plan to which they are rolled over. In general, an eligible rollover distribution is any taxable distribution other than a distribution that is part of a series of payments made for life or for a specified period of ten years or more. Owners, Participants, Annuitants, Payees and Beneficiaries should seek qualified advice about the tax consequences of distributions, withdrawals, rollovers and payments under the retirement plans in connection with which the Contracts are purchased.

Withholding. The Company will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Non-Qualified Contract or under a Qualified Contract issued for use with an individual retirement account unless the Participant or Payee provides his or her taxpayer identification number to the Company and notifies the Company (in the manner prescribed) before the time of the distribution that the Participant or Payee chooses not to have any amounts withheld.

In the case of distributions from a Qualified Contract (other than distributions from a Contract issued for use with an individual retirement account), the Company or the plan administrator must withhold and remit to the U.S. Government 20% of each distribution that is an eligible rollover distribution (as defined above) unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover. If a distribution from a Qualified Contract is not an eligible rollover distribution, then the Participant or Payee can choose not to have amounts withheld as described above for Non-Qualified Contracts and Qualified Contracts issued for use with individual retirement accounts. Amounts withheld from any distribution may be credited against the Participant’s or Payee’s federal income tax liability for the year of the distribution.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying nonqualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. The Company believes that each Series of the Trust available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Variable Account. You bear the risk that you may be treated as the owner of Variable Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning advisor for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010

The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 (the “2010 Act”) increases the federal estate tax exemption to $5,000,000 and reduces the federal estate tax rate to 35%; increases the Federal gift tax exemption to $5,000,000 and retains the federal gift tax rate at 35%; and increases the generation-skipping transfer (“GST”) tax exemption to $5,000,000 and reduces the GST tax rate to 35%. Commencing in 2012, these exemption amounts will be indexed for inflation.

The estate, gift, and GST provisions of the 2010 Act are only effective until December 31, 2012, after which the provisions will sunset, and the federal estate, gift and GST taxes will return to their pre-2001 levels, resulting in significantly lower exemptions and significantly higher tax rates. Between now and the end of 2012, Congress may make these provisions of the 2010 Act permanent, or they may do nothing and allow these 2010 Act provisions to sunset, or they may alter the exemptions and/or applicable tax rates.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified professional to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.”

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered a non-qualified annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant's aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico  Code. See the applicable text of this Prospectus under the heading “Federal Tax Status” dealing with such arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico  Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts” and “Withholding”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract in Puerto Rico, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We perform certain administrative functions relating to the Contracts, Participant Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contracts; processing Contract applications, Participant Enrollment Forms, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 4.00% of Purchase Payments, and 0% annually of the Participant's Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including payments to affiliates of the Company, in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealers' preferred or recommended list, access to the Selling Broker-Dealers' registered representatives for purposes of promoting sales of the Company's products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer's actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus. No commissions were paid to Clarendon in connection with the distribution of the Contracts in 2009, 2010, and 2011.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits. In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company, Sun Life (Canada) and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account. We and our subsidiaries are engaged in various kinds of routine litigation which, in management’s judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2011 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Sun Life Assurance Company of Canada (U.S.)	2
Calculations	2
Example of Net Investment Factor	2
Example of Variable Accumulation Unit Value Calculation	2
Annuity Provisions	2
Determination of Annuity Payments	2
Annuity Unit Value	3
Example of Variable Annuity Unit Calculation	3
Example of Variable Annuity Payment Calculation	3
Distribution of the Contracts	4
Custodian	4
Independent Registered Public Accounting Firm	4
Financial Statements	4

APPENDIX A -
GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Certificate (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION ACCOUNT: An account established for the Contract.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you Purchase Payments are made under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The Participant.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Certificate is to be made.

*ANNUITY OPTION: The method chosen for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

APPLICATION: The document signed by the Owner or other evidence acceptable to us that serves as the Owner’s application for the Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant’s death, is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under the Contract.

COMPANY (“WE,” “US,” “SUN LIFE (U.S.)”): Sun Life Assurance Company of Canada (U.S.).

CONTRACT DATE: The date on which we issue your Certificate. This is called the “Date of Coverage” in the Contract.

CURRENT RATE: As of a particular date, the interest rate for a Guarantee Period that would be credited on a compound annual basis on Payments allocated to the Fixed Account on that date. We determine the Current rate from time to time but it will never be less than 4%.

DEATH BENEFIT DATE: If the Owner has elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If the Beneficiary is not living on the date of your death, the date on which we receive Due Proof of Death of you and the Beneficiary. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of any Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ACCUMULATION UNIT: A unit of measure used in the calculation of Fixed Account Value.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited, which may be 1, 3, 5 or 7 years. There are two types of Guarantee Periods: Initial Guarantee Periods and Subsequent Guarantee Periods.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Initial or Subsequent Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET LOAN INTEREST: Loan interest payable to us, less any interest credited by us on amounts in the loan account established for the loan.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, or 408 of the Internal Revenue Code.

*OWNER: The employer, association or other group entitled to the ownership rights stated in the Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), or Section 408(k) of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Contract.

PARTICIPANT: The person named in the Certificate who is entitled to benefits under the plan as determined and reported to the Company by the Owner.

PARTICIPANT ENROLLMENT FORM: The document signed by you that serves as your application for participation under the Contract.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408(c), 408(k) or 408(p) of the Internal Revenue Code of 1986, as amended.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific Mutual Fund or a specific series of the Trust.

TRUST: MFS/Sun Life Variable Insurance Trust II.

VALUATION PERIOD: The period of time from one determination of Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account D of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

* These items are specified in the Participant Enrollment Form, and may be changed as we describe in this Prospectus.

APPENDIX B -
WITHDRAWALS, WITHDRAWAL CHARGES, AND THE MARKET VALUE ADJUSTMENT

A. Fixed Account 3, 5 and 7 Year Guarantee Periods:

For the purposes of this illustration, the following assumptions have been made:

1.	100% of Purchase Payments have been allocated to the Fixed Account and the Owner has elected Initial Guarantee Periods of five 5 years.

2.	The date of full surrender or partial withdrawal is the last day of the 12th month following the Date of Coverage.

3.	The Guarantee Rate being credited on Payments allocated to the five 5-year Guarantee Period on the date of full surrender or partial withdrawal is 4.40%.

4.	The Account Fee is $25.

Please refer to the Table below.
Table 1*

1	2	3	4	5	6	7	8	9	10
1	$ 100	4.25%	$ 104.25	--	$ 0.00	$ 104.25($79.25)	0.00%	$0.00($0.00)	$ 104.25($79.25)
2	$ 100	4.25%	$ 103.90	6.00%	$ 4.80	$ 99.10	0.00%	$0.00	$ 99.10
3	$ 100	4.50%	$ 103.75	6.00%	$ 6.00	$ 97.75	0.31%	$0.31	$ 98.06
4	$ 100	4.50%	$ 103.38	6.00%	$ 6.00	$ 97.38	0.32%	$0.31	$ 97.69
5	$ 100	4.70%	$ 103.13	6.00%	$ 6.00	$ 97.13	0.98%	$0.95	$ 98.08
6	$ 100	4.70%	$ 102.74	6.00%	$ 6.00	$ 96.74	0.99%	$0.96	$ 97.70
7	$ 100	4.70%	$ 102.35	6.00%	$ 6.00	$ 96.35	1.01%	$0.98	$ 97.33
8	$ 100	4.50%	$ 101.88	6.00%	$ 6.00	$ 95.88	0.34%	$0.33	$ 96.20
9	$ 100	4.50%	$ 101.50	6.00%	$ 6.00	$ 95.50	0.35%	$0.33	$ 95.83
10	$ 100	4.50%	$ 101.13	6.00%	$ 6.00	$ 95.13	0.36%	$0.34	$ 95.46
11	$ 100	4.50%	$ 100.75	6.00%	$ 6.00	$ 94.75	0.36%	$0.34	$ 95.09
12	$ 100	4.40%	$ 100.37	6.00%	$ 6.00	$ 94.37	0.00%	$0.00	$ 94.37
	$1,200		$1,229.11		$64.80	$1,164.31		$3.92	$1,168.23
						$1,139.31		$4.03	$1,143.34

*See “Explanation of Columns in Table 1.”

Explanation of Columns in Table 1.

Columns 1 and 2: Represent Payments and Payment amounts, respectively. Each Payment of $100 was made on the first day of each month for one year (12 payments).

Column 3: Represents the Initial Guaranteed Interest Rate being credited to each Payment.

Column 4: Represents the value of each Payment on the date of full surrender or partial withdrawal before the imposition of any Withdrawal Charge and Market Value Adjustment.

Column 5: Represents the Withdrawal Charge percentage that is applied to each Payment on the date of full surrender or partial withdrawal.

The percentage is 6% for Payments 2 through 12 because these Payments have been in the Account for less than one year. No Withdrawal Charge is imposed on Payment 1 because up to 10% of Payments credited to a Participant’s Account may be withdrawn each Account Year without imposition of this charge. In this example, 10% represents (10% x $1,200) = $120. The 10% amount is applied to the oldest previously unliquidated Payment, then the next oldest and so forth. This results in no Withdrawal Charge being imposed on Payment 1 and a Withdrawal Charge imposed on $80 of Payment 2.

Column 6: Represents the amount of Withdrawal Charge imposed on each Payment. It is calculated by multiplying the Payment in Column 2 by the Withdrawal Charge percentage in Column 5.

For example, the Withdrawal Charge imposed on Payment 8 = $100 x 6% = $6.00.

The Withdrawal Charge imposed on Payment 2 = ($100 – $20) x 6% = $4.80. The $20 represents the portion of the Payment on which no Withdrawal Charge is imposed as described under the explanation of Column 5 above.

Column 7: Represents the value of each Payment in Column 4 on the date of full surrender or partial withdrawal after the imposition of the Withdrawal Charge in Column 6.

In the case of a full surrender, the Account Fee is deducted from the oldest unliquidated payment. This deduction is reflected in the Table by the amount in parentheses beside Column 7, $79.25.

Column 8: Represents the Market Value Adjustment (MVA) percentage applied to the value of each Payment on the date of full surrender or partial withdrawal after imposition of the Withdrawal Charge.

For example:

The MVA% applied to Payment 2 = the greater of zero or 0.75 (A – B) x (C ÷ 12)

Where	A =	The Guarantee Rate of the Payment being surrendered (Column 3)
	=	4.25% ,
	B =	The Guarantee Rate being credited to Payments allocated to the 5-year Guarantee Period on the date of full surrender or partial withdrawal,
	=	4.40% and
	C =	The number of months remaining in the Guarantee Period of the Payment being surrendered,
	=	60 (5 years) – 11,
	=	49
	MVA% =	max (0, 0.75 (A – B) x (C ÷ 12))
	=	max (0, 0.75 (4.25 – 4.40) x (49 ÷ 12)0
	=	max (0, 0.75 (-0.15) x (50 ÷ 12))
	=	0%

Column 9: Represents the dollar amount of the MVA. For each Payment, it is determined by multiplying the value in Column 7 by the MVA percentage in Column 8.

For example, the MVA for Payment 3

= Column 7	x	Column 9
= $99.10	x	0%
= $0.00

Column 10: Represents the values of Payments on the date of full surrender or partial withdrawal after deducting the Withdrawal Charge and either deducting or adding the MVA. For any Payment, the amount in Column 10 is determined by adding the amounts in Columns 7 and 9.

In each of Columns 9 and 10, the amounts in parentheses, $.36 and $78.89, respectively, reflect the deduction of the Account Fee, in the case of a full surrender.

Full Surrender:

The lower total of Column 10, $1,143.34, reflects the amount of a full surrender after imposition of Withdrawal Charges, Account Fee and Market Value Adjustments.

Partial Withdrawal:

The sum of amounts in Column 10 for as many payments as are liquidated reflects the amount of a partial withdrawal.

For example, if $1,000 of Payments were withdrawn, the amount of the withdrawal would be the sum of the amounts in Column 10 for Payments 1 through 10 which is $978.77.

B. Variable Account and Fixed Account--1-Year Guarantee Period (No Market Value Adjustment Applicable):

For the purposes of this illustration, the following assumptions have been made:

1.	Purchase Payments have been allocated to either the Variable Account, the Fixed Account -- 1-Year Guarantee Period or to a combination of both.

2.	The date of full surrender or partial withdrawal is during the ninth (9th) Account Year.

Please refer to the Table below.
Table 2*
1	2	3	4	5	6
1	$ 1,000	$1,000	$ 0	0%	$ 0
2	$ 1,200	$1,200	$ 0	0%	$ 0
3	$ 1,400	$1,280	$ 120	1%	$ 1.20
4	$ 1,600	$ 0	$ 1,600	2%	$ 32.00
5	$ 1,800	$ 0	$ 1,800	3%	$ 54.00
6	$ 2,000	$ 0	$ 2,000	4%	$ 80.00
7	$ 2,000	$ 0	$ 2,000	5%	$100.00
8	$ 2,000	$ 0	$ 2,000	6%	$120.00
9	$ 2,000	$ 0	$ 2,000	6%	$120.00
	$15,000	$3,480	$11,520		$507.20

* See “Explanation of Columns in Table 2.”

Explanation of Columns in Table 2

Columns 1 and 2: Represent Payments and amounts of Payments. Each Payment was made at the beginning of each Account Year.

Column 3: Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

a)	Payments 1 and 2 ($1,000 and $1,200, respectively) have been credited to the Participant’s Account for more than 7 years.

b)
$1,280 of Payment 3 represents 10% of Payments that have been credited to the Participant’s Account for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4: Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5: Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6: Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

= Payment 8 Column 4 x Payment 8 Column 5
= $2,000 x 6%
= $120

Full Surrender:

The total of Column 6, $507.20, represents the total amount of withdrawal charges imposed on Payments in this illustration.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5 which is $87.20.

APPENDIX C -
CONDENSED FINANCIAL INFORMATION

The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information.

	Accumulation	Accumulation	Number of
	Unit Value	Unit Value	Accumulation
	Beginning	End	Units End
Sub-Account	of Period	of Period	of Period	Year

Massachusetts Investors Trust	$56.3472	$54.6355	11,950	2011
	51.1983	56.3472	21,859	2010
	40.5832	51.1983	22,861	2009
	61.1349	40.5832	28,517	2008
	55.9911	61.1349	41,357	2007
	50.0786	55.9911	50,507	2006
	47.2567	50.0786	66,879	2005
	42.9105	47.2567	77,952	2004
	35.5715	42.9105	85,961	2003
	46.1603	35.5715	138,567	2002

Massachusetts Investors Growth Stock Fund	61.3623	61.4090	11,828	2011
	54.4121	61.3623	18,626	2010
	39.2132	54.4121	23,550	2009
	62.9800	39.2132	26,138	2008
	57.1916	62.9800	28,965	2007
	53.8764	57.1916	22,921	2006
	52.5086	53.8764	30,206	2005
	48.4963	52.5086	39,943	2004
	40.0362	48.4963	54,321	2003
	56.6487	40.0362	62,568	2002

MFS® Total Return Fund	57.4718	57.8403	15,362	2011
	52.9080	57.4718	21,783	2010
	45.3302	52.9080	24,098	2009
	59.3254	45.3302	29,963	2008
	57.2260	59.3254	46,226	2007
	51.8365	57.2260	70,375	2006
	50.8089	51.8365	86,159	2005
	46.1883	50.8089	103,969	2004
	40.0175	46.1883	112,672	2003
	42.9160	40.0175	139,529	2002

MFS® Bond Fund	38.7286	40.7061	4,537	2011
	35.2455	38.7286	4,914	2010
	27.7845	35.2455	5,160	2009
	31.2675	27.7845	5,078	2008
	30.5751	31.2675	5,264	2007
	29.4978	30.5751	6,179	2006
	29.3615	29.4978	6,041	2005
	28.0238	29.3615	7,125	2004
	25.9154	28.0238	13,189	2003
	24.1468	25.9154	13,191	2002

MFS® Government Securities Portfolio	34.5444	36.6440	28,499	2011
	33.3896	34.5444	31,152	2010
	32.3531	33.3896	36,162	2009
	30.1794	32.3531	48,726	2008
	28.5119	30.1794	58,143	2007
	27.8413	28.5119	70,368	2006
	27.5538	27.8413	91,479	2005
	26.8879	27.5538	124,047	2004
	26.6512	26.8879	136,149	2003
	24.5752	26.6512	152,940	2002

MFS® High Yield Portfolio	41.0552	42.2263	14,652	2011
	35.9796	41.0552	20,900	2010
	24.2282	35.9796	25,479	2009
	34.8781	24.2282	38,382	2008
	34.6488	34.8781	42,957	2007
	31.7782	34.6488	42,816	2006
	31.4835	31.7782	51,143	2005
	29.1005	31.4835	79,592	2004
	24.2621	29.1005	82,554	2003
	23.9194	24.2621	87,279	2002

MFS® Massachusetts Investors Growth Stock Portfolio	11.5753	11.5236	351,517	2011
	10.3576	11.5753	410,634	2010
	10.0000	10.3576	455,346	2009

MFS® Money Market Portfolio	19.2375	19.0006	19,444	2011
	19.4780	19.2375	21,742	2010
	19.7213	19.4780	28,215	2009
	19.5699	19.7213	44,761	2008
	18.8993	19.5699	45,161	2007
	18.2944	18.8993	47,626	2006
	18.0320	18.2944	49,829	2005
	18.1085	18.0320	63,548	2004
	18.2201	18.1085	74,246	2003
	18.2157	18.2201	90,586	2002

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2012 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Assurance Company of Canada (U.S.). To receive a copy, return this request form to the address shown below or telephone or (800) 752-7216.

To:	Sun Life Assurance Company of Canada (U.S.)
P.O. Box 9133
Wellesley Hills, Massachusetts 02481

Please send me a Statement of Additional Information for Compass G Group Annuity
Sun Life of Canada (U.S.) Variable Account D.

Name:

Address:

City:	State:	Zip Code:

Telephone:

PART B

MAY 1, 2012

COMPASS G

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

TABLE OF CONTENTS

Sun Life Assurance Company of Canada (U.S.)	2
Calculations	2
Example of Net Investment Factor	2
Example of Variable Accumulation Unit Value Calculation	2
Annuity Provisions	2
Determination of Annuity Payments	2
Annuity Unit Value	3
Example of Variable Annuity Unit Calculation	3
Example of Variable Annuity Payment Calculation	3
Distribution of the Contract	4
Custodian	4
Independent Registered Public Accounting Firm	4
Financial Statements	4

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of the Compass G (the “Contract”) issued by Sun Life Assurance Company of Canada (U.S.) (the “Company”) in connection with Sun Life of Canada (U.S.) Variable Account D (the “Variable Account”) which is not included in the Prospectus dated May 1, 2012.  This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Assurance Company of Canada (U.S.), P.O. Box 9133, Wellesley Hills, Massachusetts 02481, or by telephoning (800) 752-7216.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

Sun Life Financial Inc. (“Sun Life Financial”), a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York and Philippine stock exchanges, is the ultimate corporate parent of Sun Life (U.S.). Sun Life Financial ultimately controls Sun Life (U.S.) through the following intervening companies: Sun Life of Canada (U.S.) Holdings, Inc., Sun Life Financial (U.S.) Investments LLC, Sun Life Financial (U.S.) Holdings, Inc., Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., and Sun Life Global Investments Inc.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b c	)	- d

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)
is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

Assume the following facts about a particular Variable Account at the end of the current Valuation Period.

(a)	the net asset value of a fund equals $ 18.38
(b)	the per share amount of any dividend or capital gains distributions equal $0
(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32
(d)
the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00003585.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) – (.00003585)	=	1.00323926
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323926 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00323926)	=	14.6117456

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 4% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period
B	equals the Net Investment Factor for the current Valuation Period
C	equals a factor to neutralize the assumed interest rate of 4% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99989255 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323926 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323926) x 0.99989255	=	12.3843892

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;
•
at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and
•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3843446.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3843446.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3846325	=	$868.30

DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Sun Life Insurance and Annuity Company of New York, and variable life insurance contracts issued by the Company. The Variable Account has not paid any commissions to Clarendon in connection with the distribution of the Contracts for the years 2009, 2010, and 2011.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Mutual Fund and Series Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with the instructions of the Owner, and we will redeem Mutual Fund and Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated March 29, 2012, accompanying such financial statements expresses an unqualified opinion and includes an explanatory paragraph, referring to the Company changing its method of accounting and reporting for other-than-temporary impairments in 2009), and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.  Their office is located at 200 Berkeley Street, Boston, Massachusetts.

The financial statements of Sun Life of Canada (U.S.) Variable Account D that are included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report, dated April 23, 2012, accompanying the financial statements expresses an unqualified opinion) and has been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included herein. The consolidated financial statements of Sun Life Assurance Company of Canada (U.S.) are provided as relevant to its ability to meet its financial obligations under the Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Sun Life Assurance Company of Canada (U.S.)
Wellesley Hills, Massachusetts

We have audited the accompanying consolidated balance sheets of Sun Life Financial Assurance Company of Canada (U.S.) and subsidiaries (the "Company") as of December 31, 2011 and 2010, and the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Sun Life Assurance Company of Canada (U.S.) and subsidiaries as of December 31, 2011 and 2010, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting and reporting for other-than-temporary impairments as required by accounting guidance adopted in 2009.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

March 29, 2012

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands)
For the  Years Ended December 31,

	2011	2010	2009

Revenues:
Premiums and annuity considerations (Note 8)	$137,420	$136,175	$134,246
Net investment income (1) (Note 7)	727,628	1,390,210	2,582,307
Net derivative loss (Note 4)	(988,070)	(149,290)	(39,902)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securities (Note 6)	39,578	26,951	(36,675)
Other-than-temporary impairment losses (2) (Note 4)	(71)	(885)	(4,834)
Fee and other income (Note 8)	608,411	511,027	385,836

Total revenues	524,896	1,914,188	3,020,978

Benefits and expenses:
Interest credited (Note 8)	424,208	401,848	385,768
Interest expense	47,170	51,789	39,780
Policyowner benefits (Note 8)	134,412	239,794	110,439
Amortization of deferred policy acquisition costs and value of business and customer renewals acquired	(247,401)	697,102	1,024,661
Other operating expenses (Note 8)	350,325	318,170	248,156

Total benefits and expenses	708,714	1,708,703	1,808,804

(Loss) income from continuing operations before income tax (benefit) expense	(183,818)	205,485	1,212,174
Income tax (benefit) expense (Note 10)	(80,701)	71,211	335,649

Net (loss) income from continuing operations	(103,117)	134,274	876,525

Income from discontinued operations, net of tax
(Note 2)	-	-	104,971

Net (loss) income	$(103,117)	$134,274	$981,496

(1)
Net investment income includes an increase in market value of trading investments of $186.6 million, $674.2 million and $2,086.7 million for the years ended December 31, 2011, 2010 and 2009, respectively.

(2)
The $0.1 million, $0.9 million and $4.8 million other-than-temporary impairment (“OTTI”) losses for years ended December 31, 2011, 2010 and 2009, respectively, represent solely credit losses.  The Company incurred no non-credit OTTI losses during the years ended December 31, 2011, 2010 and 2009 as such, no non-credit OTTI losses were recognized in other comprehensive income for these periods.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED BALANCE SHEETS
(in thousands except per share data)

ASSETS	December 31, 2011	December 31, 2010
Investments
Available-for-sale fixed maturity securities, at fair value (amortized cost of $1,339,960 and $1,422,951 in 2011 and 2010, respectively) (Note 4)	$1,402,525	$1,495,923
Trading fixed maturity securities, at fair value (amortized cost of $10,336,058 and $11,710,416 in 2011 and 2010, respectively) (Note 4)	10,280,536	11,467,118
Mortgage loans (Note 4)	1,457,356	1,737,528
Derivative instruments – receivable (Note 4)	422,404	198,064
Limited partnerships	34,088	41,622
Real estate (Note 4)	223,814	214,665
Policy loans	603,371	717,408
Other invested assets	37,075	27,456
Short-term investments	105,895	832,739
Cash and cash equivalents	872,064	736,323
Total investments and cash	15,439,128	17,468,846

Accrued investment income	169,761	188,786
Deferred policy acquisition costs and sales inducement asset (Note 13)	2,206,886	1,682,559
Value of business and customer renewals acquired (Note 14)	106,087	134,985
Net deferred tax asset (Note 10)	448,376	394,297
Goodwill (Note 1)	7,299	7,299
Receivable for investments sold	5,092	5,328
Reinsurance receivable	2,237,806	2,347,086
Other assets (Note 1)	119,325	125,529
Separate account assets (Note 1)	27,483,790	26,880,421

Total assets	$48,223,550	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$13,626,525	$14,593,228
Future contract and policy benefits	910,032	849,514
Payable for investments purchased	730	44,827
Accrued expenses and taxes	49,867	52,628
Debt payable to affiliates (Note 3)	683,000	783,000
Reinsurance payable	2,100,124	2,231,835
Derivative instruments – payable (Note 4)	287,074	362,023
Other liabilities	339,641	285,056
Separate account liabilities	27,483,790	26,880,421

Total liabilities	45,480,783	46,082,532

Commitments and contingencies (Note 20)

STOCKHOLDER’S EQUITY

Common stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding in 2011 and 2010	6,437	6,437
Additional paid-in capital	3,629,228	3,928,246
Accumulated other comprehensive income (Note 19)	38,851	46,553
Accumulated deficit	(931,749)	(828,632)

Total stockholder’s equity	2,742,767	3,152,604

Total liabilities and stockholder’s equity	$48,223,550	$49,235,136

The accompanying notes are an integral part of the consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Net (loss) income	$(103,117)	$134,274	$981,496

Other comprehensive (loss) income:
Change in unrealized holding gains on available- for- sale securities, net of tax (1)	33,493	34,459	113,278
Reclassification adjustment for OTTI losses, net of tax (2)	1,111	938	202
Change in pension and other postretirement plan adjustments, net of tax (3)	-	-	10,231
Reclassification adjustments of net realized investment losses into net income (gains) losses (4)	(42,306)	(24,088)	3,117
Other comprehensive (loss) income	(7,702)	11,309	126,828

Comprehensive (loss) income	$(110,819)	$145,583	$1,108,324

(1)	Net of tax (expense) of $(18.0) million, $(18.6) million and $(60.1) million for the years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Represents an adjustment to OTTI losses due to the sale of other-than-temporarily impaired available-for-sale fixed maturity securities.
(3)	Net of tax (expense) of $(5.5) million for the year ended December 31, 2009.
(4)	Net of tax benefits (expense) of $22.8 million, $13.0 million and $(1.7) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY
(in thousands)
For the Years Ended December 31,

	Common Stock	Additional Paid-In Capital	Accumulated Other Comprehensive (Loss) Income (1)	Accumulated Deficit	Total Stockholder’s Equity

Balance at December 31, 2008	$6,437	$2,872,242	$(129,884)	$(1,953,540)	$795,255

Cumulative effect of accounting changes related to the adoption of FASB ASC Topic 320, net of tax (2)	-	-	(9,138)	9,138	-
Net income	-	-	-	981,496	981,496
Tax benefit from stock options	-	185	-	-	185
Capital contribution from Parent	-	748,652	-	-	748,652
Net liabilities transferred to affiliate (Note 3)	-	1,467	47,438	-	48,905
Dividend to Parent (Notes 1 and 2)	-	(94,869)	-	-	(94,869)
Other comprehensive income	-	-	126,828	-	126,828

Balance at December 31, 2009	6,437	3,527,677	35,244	(962,906)	2,606,452

Net income	-	-	-	134,274	134,274
Tax benefit from stock options	-	569	-	-	569
Capital contribution from Parent	-	400,000	-	-	400,000
Other comprehensive income	-	-	11,309	-	11,309

Balance at December 31, 2010	6,437	3,928,246	46,553	(828,632)	3,152,604

Net loss	-	-	-	(103,117)	(103,117)
Tax benefit from stock options	-	982	-	-	982
Return of capital to Parent (Note 3)	-	(300,000)	-	-	(300,000)
Other comprehensive loss	-	-	(7,702)	-	(7,702)

Balance at December 31, 2011	$6,437	$3,629,228	$38,851	$(931,749)	$2,742,767

(1)	As of December 31, 2011, the total amount of after tax non-credit OTTI losses recorded in the Company’s accumulated other comprehensive income was $6.9 million.
(2)	Financial Accounting Standards Board (“FASB”), Accounting Standards Codification (“ASC”) Topic 320, “Investments-Debt and Equity Securities.”

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Cash Flows From Operating Activities:
Net (loss) income from operations	$(103,117)	$134,274	$981,496

Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Net amortization (accretion) of premiums on investments	47,608	30,562	(689)
Amortization of deferred policy acquisition costs, and value of business and customer renewals acquired	(247,401)	697,102	1,024,661
Depreciation and amortization	10,012	5,683	5,535
Net loss (gain) on derivatives	960,978	41,483	(96,041)
Net realized (gains) losses and OTTI credit losses on available-for- sale investments	(39,507)	(26,066)	41,509
Net increase in fair value of trading investments	(186,566)	(674,223)	(2,086,740)
Net realized losses on trading investments	94,640	67,277	367,337
Undistributed (income) loss on private equity limited partnerships	(2,883)	2,339	9,207
Interest credited to contractholder deposits	424,208	401,848	385,768
Goodwill impairment	-	-	-
Deferred federal income taxes	(49,932)	149,377	295,608
Changes in assets and liabilities:
Additions to deferred policy acquisition costs, sales inducement asset and value of business and customer renewals acquired	(225,114)	(184,995)	(346,900)
Accrued investment income	19,025	41,805	36,736
Net change in reinsurance receivable/payable	69,511	129,907	209,637
Future contract and policy benefits	60,518	33,876	(125,992)
Other, net	(32,132)	17,031	(243,369)
Adjustments related to discontinued operations	-	-	(288,018)
Net cash provided by operating activities	799,848	867,280	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	708,951	498,087	113,478
Trading fixed maturity securities	3,136,456	4,170,750	2,097,054
Mortgage loans	253,599	249,283	143,493
Real estate	812	-	-
Other invested assets (1)	115,650	(315,643)	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(561,142)	(771,747)	(347,139)
Trading fixed maturity securities	(1,948,459)	(3,946,548)	(867,310)
Mortgage loans	(15,045)	(101,668)	(17,518)
Real estate	(4,739)	(4,874)	(4,702)
Other invested assets (2)	(71,270)	(64,998)	(106,277)
Net change in other investments	-	-	(183,512)
Net change in policy loans	6,879	5,182	6,817
Net change in short-term investments	726,844	434,572	(722,821)

Net cash provided by (used in) investing activities	$2,348,536	$152,396	$(95,985)

Continued on next page

(1)	Includes $95.1 million, $(371.9) million and $(345.2) million related to settlements of derivative instruments during the years ended December 31, 2011, 2010 and 2009, respectively.
(2)	Includes $(62.0) million, $(62.0) million and $(92.1) million related to acquisitions of derivative instruments during the years ended December 31, 2011, 2010 and 2009, respectively.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the Years Ended December 31,

	2011	2010	2009

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,029,870	$1,217,014	$2,795,939
Withdrawals from contractholder deposit funds	(3,631,161)	(3,606,335)	(3,011,499)
Repayment of debt	(100,000)	(100,000)	-
Debt proceeds	-	-	200,000
Capital contribution from Parent	-	400,000	748,652
Return of capital to Parent	(300,000)	-	-
Other, net	(11,352)	1,760	(27,312)

Net cash (used in) provided by financing activities	(3,012,643)	(2,087,561)	705,780

Net change in cash and cash equivalents	135,741	(1,067,885)	779,540

Cash and cash equivalents, beginning of year	736,323	1,804,208	1,024,668

Cash and cash equivalents, end of year	$872,064	$736,323	$1,804,208

Supplemental Cash Flow Information:
Interest paid	$44,272	$45,389	$47,151
Income taxes (refunded) paid	$(21,041)	$(107,063)	$21,144

Supplemental schedule of non-cash investing and financing activities

The Company exchanged $111.8 million of fixed maturity securities and converted $16.0 million of fixed maturity securities to equity securities during the year ended December 31, 2011.  Equity securities are reported in the Company’s balance sheets as part of other invested assets.  Mortgage foreclosures resulted in a reclassification of $9.0 million from mortgage loans to real estate during the year-ended December 31, 2011.  Refer to Note 8 for details of a $107.2 million non-cash adjustment to policy loans during the year ended December 31, 2011.

On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of the Company’s wholly-owned subsidiary, Sun Life Financial (U.S.) Reinsurance Company (“Sun Life Vermont”), to the Company’s sole shareholder, Sun Life of Canada (U.S.) Holdings, Inc. (the “Parent”).  This dividend is discussed more fully in Note 2.  As a result of the dividend, the Company’s total assets decreased by $2,658.1 million and total liabilities decreased by $2,563.2 million in a non-cash transaction.

The accompanying notes are an integral part of the consolidated financial statements

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of the Parent, which in turn is wholly-owned by Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  Accordingly, the Company is an indirect wholly-owned subsidiary of SLF.  SLF and its subsidiaries are collectively referred to herein as “Sun Life Financial.”

The Company and its subsidiaries offer a variety of wealth accumulation products, protection products and institutional investment contracts.  These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, group dental and group stop loss insurance and funding agreements.  The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York.

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The decision to discontinue sales in these lines of business is based on unfavorable product economics which, due to ongoing shifts in capital markets and regulatory requirements, no longer enhance shareholder value.  This decision reflects SLF’s intensified focus on reducing volatility and improving the return on shareholders’ equity by shifting capital to businesses with superior growth, risk and return characteristics.

Existing legal, business and contractual requirements call for the Company to, among other things, continue accepting limited applications for (1) certain private placement variable annuities until mid-2012, and (2) new employees of corporate-owned life insurance (“COLI”) customers.  Subject to these and other existing obligations, the Company has ceased writing all other COLI new business effective January 31, 2012 and all other individual life and annuities new business effective December 30, 2011.

The decision to stop selling variable annuity and individual life products in the U.S. will not impact existing customers and their policies.  The Company will continue to provide quality service to its policyholders, while focusing on the profitability, capital efficiency and risk management of its in-force business.  The Company will continue to earn revenue and to provide policyholder benefits on its in-force business.

Of the one-time restructuring costs on a pre-tax basis associated with the discontinuation of these products lines in the U.S., $12.7 million was allocated to the Company.  The restructuring costs related primarily to employee severance and other employee benefits, which are expected to be paid in the form of future cash expenditures, as well as other costs.

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for stock life insurance companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries.  As of December 31, 2011, the Company directly or indirectly owned all of the outstanding shares of SLNY, which issues individual fixed and variable annuity contracts, group life, group disability, group dental and stop loss insurance, and individual life insurance in New York; Independence Life and Annuity Company (“ILAC”), a Rhode Island life insurance company that sold variable and whole life insurance products; Clarendon Insurance Agency, Inc., a registered broker-dealer; SLF Private Placement Investment Company I, LLC; 7101 France Avenue Manager, LLC; Sun MetroNorth, LLC; SLNY Private Placement Investment Company I, LLC; and SL Investment DELRE Holdings 2009-1, LLC.

The Company’s consolidated financial statements also include a variable interest entity (“VIE”) that the Company is required to consolidate.  Refer to Note 4 for further information about VIEs.

All inter-company transactions and balances between the Company and its subsidiaries have been eliminated in consolidation.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

On December 30, 2009, Sun Life Vermont, which was a subsidiary of the Company at the time, paid a $100.0 million cash dividend to the Company.  On December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary.  At December 31, 2009, Sun Life Vermont’s total assets and liabilities were $2,658.1 million and $2,563.2 million, respectively.  Sun Life Vermont’s net income for the year ended December 31, 2009 was $105.0 million.  As a result of this dividend transaction, the net income and changes in cash flows from the operating activities of Sun Life Vermont for the year ended December 31, 2009 are presented as discontinued operations in these consolidated financial statements.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  The most significant estimates are those used in determining the fair value of financial instruments, goodwill, deferred policy acquisition costs (“DAC”) including sales inducement asset (“SIA”), value of business acquired (“VOBA”), value of customer renewals acquired (“VOCRA”), liabilities for future contract and policyholder benefits, unearned revenue reserves, accruals, other-than-temporary impairments of investments, allowance for loan loss, valuation allowance on deferred tax assets and provision for income taxes.  Actual results could differ from those estimates.

OUT-OF-PERIOD ADJUSTMENTS

During the year ended December 31, 2011, upon settlement of certain note obligations, the Company recognized $35.4 million of adjustments to contract liabilities that were not previously recorded.  These adjustments should have been recorded during prior years.  Prior periods have not been adjusted as the previously unrecognized amounts were not deemed to be material under Staff Accounting Bulletin (“SAB”) No. 99, “Materiality,” and SAB No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in the Current Year Financial Statements.”

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, fixed maturity securities, mortgage loans, equity securities, derivative financial instruments, debt, loan commitments and financial guarantees.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are held at amortized cost, which approximates fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS

Fixed Maturity Securities

The Company accounts for its investments in accordance with FASB ASC Topic 320.  At the time of purchase, fixed maturity securities are classified as either trading or available-for-sale.  Securities, for which the Company has elected to measure at fair value under FASB ASC Topic 825, “Financial Instruments,” are classified as trading securities.  Although classified as trading securities, the Company’s intent is to not sell these securities in the near term.  Trading securities are carried at aggregate fair value with changes in market value reported as a component of net investment income.  Securities that do not meet the trading criterion are classified as available-for-sale.  Included with fixed maturity securities are forward purchase commitments on mortgage backed securities, better known as To Be Announced (“TBA”) securities.  The Company records TBA purchases on the trade date and the corresponding payable is recorded as an outstanding liability in payable for investments purchased until the settlement date of the transaction.  Available-for-sale securities that are not considered other-than-temporarily impaired are carried at fair value with the unrealized gains or losses reported in other comprehensive income.

The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as asset-backed securities (“ABS”) including collateralized debt obligations, residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are priced using a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are determined using a discounted cash flow model which includes estimates that take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.  The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (continued)

Fixed Maturity Securities (continued)

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between knowledgeable, unrelated willing parties using inputs, including estimates and assumptions, a market participant would utilize.  The Company performs a monthly analysis on the prices received from third parties to assess if the prices represent a reasonable estimate of the fair value.  In addition, on the quarterly basis, the Company performs quantitative and qualitative analysis that includes back testing of recent trades, review of key assumptions such as spreads, duration, and credit rating, and on-going review of third-party pricing services’ methodologies.  The Company performs further testing on those securities whose prices do not fall within a pre-established tolerance range.  This testing includes looking at specific market events that may affect pricing or obtaining additional information or new prices from the third-party pricing service.  Additionally, the Company makes a selection of securities from its portfolio and compares the price received from its third-party pricing services to an independent source, creates option adjusted spreads or obtains additional broker quotes to corroborate the current market price.  Historically, the Company has found no material variances between the prices received from third-party pricing sources and the results of its own testing.

Please refer to Note 5 of the Company’s consolidated financial statements for further discussion of the Company’s fair value measurements.

As required by FASB ASC Topic 320, the Company recognizes an OTTI loss and records a charge to earnings for the full amount of the impairment based on the difference between the amortized cost and fair value of the security, if the Company intends to sell, or if it is more likely than not that it will be required to sell, the impaired security prior to recovery of its cost basis.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

Structured securities, typically those rated single A or below, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that fair value is less than the carrying amount and there has been an adverse change in the expected cash flows, then an impairment charge, based on the difference between amortized cost and the present value of the expected cash flows discounted at the current effective rate, is recorded to income.

Please refer to Note 4 of the Company’s consolidated financial statements for further discussion of the Company’s recognition and disclosure of OTTI loss.

The Company discontinues the accrual of income on its holdings for issuers that are in default.  The Company’s net investment income would have increased by $2.1 million and $4.6 million for the year ended December 31, 2011 and 2010, respectively, if these holdings were performing.  As of December 31, 2011 and 2010, the fair market value of holdings for issuers in default was $19.6 million and $53.9 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Mortgage Loans and Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loans’ trade dates, which are the dates that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s statement of operations using the effective interest method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount. The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied, firstly against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses and write-off of specific mortgages are recorded as net realized gain or loss in the Company’s statements of operations.  Once the conditions causing impairment improve and future payments are reasonably assured, allowances are reduced and the mortgages are no longer classified as impaired.  However, the mortgage loan continues to be classified as impaired if the original terms of the contract have been restructured, resulting in the Company providing an economic concession to the borrower.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through allowances for losses at the time of disposition or foreclosure.

Real estate investments are held for the production of income or are held for sale.  Real estate investments held for the production of income are carried at depreciated cost.  Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the asset.  Real estate investments held for sale are primarily acquired through foreclosure of mortgage loans for which the carrying amount is established as the fair value less cost to sell at the foreclosure date.  Real estate investments held- for-sale are measured at the lower of their carrying amount or fair value less costs to sell.  Real estate investments are diversified by property type and geographic area throughout the United States.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)
For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS (CONTINUED)

Derivative instruments

The Company uses derivative financial instruments including swaps, swaptions, options and futures as a means of hedging exposure to interest rate, currency and equity price risk.  Derivatives are carried at fair value and changes in fair value are recorded as a component of derivative income or loss.

Policy loans and other

Policy loans are carried at the amount of outstanding principal balance.  Policy loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Investments in private equity limited partnerships are accounted for by the equity method of accounting.

Realized gains and losses

Realized gains and losses on the sales of investments are recognized in operations at the date of sale and are determined using the average cost method.  Changes in the provision for estimated losses on mortgage loans and real estate are included in net realized investment gains and losses.

Investment income

Interest income is recorded on the accrual basis.  Investments are placed in a non-accrual status when management believes that the borrower's financial position, after giving consideration to economic and business conditions and collection efforts, is such that collection of principal and interest is doubtful.  When an investment is placed in non-accrual status, all interest accrued is reversed against current period interest income.  Interest accruals are resumed on such investments only when the investments have performed on a sustained basis for a reasonable period of time and when, in the judgment of management, the investments are estimated to be fully collectible as to both principal and interest.

The Company manages assets related to certain funds-withheld reinsurance agreements.  These assets are primarily comprised of fixed maturity securities, mortgage loans, policy loans, equity securities, derivative instruments, related accrued income and cash and cash equivalents and are accounted for consistent with the policies described above.  Investment income on assets within funds-withheld reinsurance portfolios is included as a component of net investment income in the Company’s consolidated statements of operations.

Please refer to Note 7 of the Company’s consolidated financial statements for further discussion of the Company’s net investment income.

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET

Acquisition costs consist of commissions, underwriting and other costs that vary with and are primarily related to the production of new business.  Acquisition costs related to deposit-type contracts, primarily deferred annuity, universal life (“UL”) and guaranteed investment contracts (“GICs”) are deferred and amortized with interest based on the proportion of actual gross profits to the present value of all estimated gross profits to be realized over the estimated lives of the contracts.  Estimated gross profits are composed of net investment income, net realized and unrealized investment gains and losses, life and variable annuity fees, surrender charges, interest credited, policyholder benefits and direct variable administrative expenses.

SIA represents amounts that are credited to policyholder account balances related to the enhanced or bonus crediting rates that the Company offers on certain of its annuity products.  The costs associated with offering the enhanced or bonus crediting rates are capitalized and amortized over the expected life of the related contracts in proportion to the estimated gross profits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCMENT ASSET (CONTINUED)

Estimating future gross profit is a complex process requiring considerable judgment and the forecasting of events into the future based on historical information and actuarial assumptions.  These assumptions are subject to an annual review process and are updated on a more frequent basis if required.  Changes in any of the assumptions that serve to increase or decrease the estimated future gross profits will cause the amortization of DAC to decrease or increase, respectively, in the current period.  Assumptions affecting the computation of estimated future gross profits include, but are not limited to, recent investment and policyholder experience, expectations of future performance and policyholder behavior, changes in interest rates, capital market growth rates, and account maintenance expense.

DAC amortization is reviewed regularly and adjusted retrospectively through the current period operations when the Company calculates the actual profits or losses and revises its estimate of future gross profits to be realized from deposit-type contracts, including realized and unrealized gains and losses from investments.  The Company also tests its DAC asset and SIA for loss recognition on a quarterly basis.  The test is performed by comparing the GAAP liability, net of DAC and SIA, to the present value of future expected gross profits or gross premium reserves.  The Company’s DAC asset and SIA at December 31, 2011 and 2010 failed the loss recognition test for certain annuity products and the Company, therefore, wrote down DAC asset and the SIA by $21.0 million and $126.0 million during the years ended December 31, 2011 and 2010, respectively.  Please refer to Note 13 of the Company’s consolidated financial statements for the Company’s DAC asset and SIA roll-forward.

The DAC asset under GAAP cannot exceed accumulated deferrals, plus interest.  At December 31, 2009, the Company reached the cap for its DAC asset and SIA related to certain fixed and fixed index annuity products and reported the DAC asset for these products at historical accumulated deferrals with interest.  At December 31, 2010, the Company’s SIA related to certain fixed and fixed index annuity remained at historical accumulated deferral with interest.  However, the Company’s DAC related to certain fixed annuities was below the cap and regular amortization was recorded during the year.  At December 31, 2011, the Company’s DAC asset and SIA were below the cap and regular amortization was recorded during the year.

Although recovery of DAC and the SIA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of DAC and SIA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

VOBA represents the actuarially determined present value of projected future gross profits from the Keyport Life Insurance Company (“Keyport”) in-force policies on November 1, 2001, the date of the Company’s acquisition of Keyport.  Prior to December 31, 2009, the Company’s VOBA also included the present value of projected future gross profits from the in-force policies that were transferred to SLNY, based on a series of agreements between SLNY and Sun Life and Health Insurance Company (U.S.) (“SLHIC”), an affiliate, (the “SLHIC to SLNY asset transfer”).  VOBA related to Keyport is amortized in proportion to the projected emergence of profits over the estimated life of the purchased block of business; VOBA related to the SLHIC to SLNY asset transfer was amortized in proportion to the projected premium income over the period to the first renewal of the transferred business.  As of December 31, 2009, VOBA related to the SLHIC to SLNY asset transfer was fully amortized.

VOCRA represents a portion of the assets that were transferred to SLNY under the SLHIC to SLNY asset transfer.  VOCRA is the actuarially determined present value of projected future profits arising from the existing in-force business at May 31, 2007 to the next policy renewal date.  This amount is amortized in proportion to the projected premium income over the period from the first renewal date to the end of the projected life of the policies.  The Company tests its VOCRA asset for impairment on an annual basis.  During the year ended December 31, 2009, the Company determined that its VOCRA asset was impaired and recorded an impairment charge of $2.6 million.  Please refer to Note 14 of the Company’s consolidated financial statements for the Company’s combined VOBA and VOCRA roll-forward.

Although recovery of VOBA is not assured, the Company believes it is more likely than not that all of these costs will be recovered from future profits.  The amount of VOBA and VOCRA considered recoverable could be reduced in the near term, however, if the future estimates of gross profits are reduced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER ASSETS

The Company’s other assets are comprised primarily of receivables from affiliates, outstanding premiums and intangible assets.  Intangible assets consist of state insurance licenses that are not subject to amortization and the value of distribution.  The value of distribution represents the present value of projected future profits arising from sales of new business by brokers with whom SLHIC had an existing distribution relationship contract.  This amount is amortized on a straight-line basis over 25 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity.

Prior to December 31, 2009, the Company’s other asset also included property, equipment, leasehold improvements and capitalized software costs.  As described in Note 3, effective December 31, 2009, the Company transferred certain property, equipment, leasehold improvements and capitalized software costs to Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”), an affiliate.  Depreciation and amortization expenses related to these assets were $1.3 million for year ended December 31, 2009.

POLICY LIABILITIES AND ACCRUALS

Future contract and policy benefit liabilities include amounts reserved for future policy benefits payable upon contingent events, as well as liabilities for unpaid claims due as of the statement date.  Such liabilities are established in amounts adequate to meet the estimated future obligations of in-force policies.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY LIABILITIES AND ACCRUALS (continued)

Policy reserves for annuity contracts include liabilities held for group pension and payout annuity payments and liabilities held for product guarantees on variable annuity products, such as guaranteed minimum death benefits (“GMDB”).  Reserves for pension and payout annuity contracts are calculated using the best-estimate interest and decrement assumptions.  The Company periodically reviews its policies for loss recognition based upon management’s best estimates.  During the year ended December 31, 2011 and 2010, the Company recorded $49.3 million and $29.2 million, respectively, of adjustments to reserves related to loss recognition.

Reserves for GMDB and guaranteed minimum income benefits (“GMIB”) are calculated according to the methodology prescribed by the American Institute of Certified Public Accountants (“AICPA”) which is included in FASB ASC Topic 944 “Financial Services- Insurance,” whereby the expected benefits provided by the guarantees are spread over the duration of the contract in proportion to the benefit assessments.

Policy reserves for UL contracts are held for benefit coverages that are not fully provided for in the policy account value.  These include rider coverages, conversions from group policies, and benefits provided under market conduct settlements.

Policy reserves for group life and health contracts are calculated using standard actuarial methods recognized by the American Academy of Actuaries. For the tabular reserves, discount rates are based on the Company’s earned investment yield and the morbidity and mortality tables used are standard industry tables modified to reflect the Company’s actual experience when appropriate.  In particular, for the Company’s group reported claim reserves and the mortality and morbidity tables for the early durations of claims are based exclusively on the Company’s experience, incorporating factors such as age at disability, sex and elimination period.  These reserves are computed at amounts that, with interest compounded annually at assumed rates, are expected to meet the Company’s future obligations.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amount reported is based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such refinements are made.

Contractholder deposit funds consist of policy values that accrue to the holders of UL-type contracts and investment-related products such as deferred annuities, single premium whole life (“SPWL”) policies, GICs and funding agreements.  The liabilities consist of deposits received plus interest credited, less accumulated policyholder charges, assessments, partial withdrawals and surrenders.  The liabilities are not reduced by surrender charges.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with FASB ASC Topic 740, “Income Taxes.”

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.  Valuation allowances on deferred tax assets are estimated based upon the Company’s assessment of the realizability of such amounts.  Please refer to Note 10 of the Company’s consolidated financial statements for further discussion of the Company’s income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE AND EXPENSES

Premiums for traditional individual life products are considered earned revenue when due.  Premiums related to group life, group stop loss, group dental and group disability insurance are recognized as earned revenue pro-rata over the contract period.  The unexpired portion of these premiums is recorded as unearned premiums.  Revenue from UL-type products and investment-related products includes charges for the cost of insurance (mortality), initiation and administration of the policy, and surrender charges. Revenue is recognized when the charges are assessed except that any portion of an assessment that relates to services to be provided in future years is deferred and recognized over the period during which the services are provided.

Benefits and expenses related to traditional life, annuity and disability contracts, including group policies, are recognized when incurred in a manner designed to match them with related premium revenue and to spread income recognition over the expected life of the policy.  For UL-type and investment-type contracts, expenses include interest credited to policyholders’ accounts and death benefits in excess of account values, which are recognized as incurred.

Fees from investment advisory services are recognized as revenues when the services are provided.

SEPARATE ACCOUNTS

The Company has established separate accounts applicable to various classes of contracts providing variable benefits.  Contracts for which funds are invested in separate accounts include variable life insurance and individual and group qualified and non-qualified variable annuity contracts.  Investment income and changes in mutual fund asset values are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the separate accounts are carried at fair value and the investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to these contracts.  The activity of the separate accounts is not reflected in the consolidated financial statements except for the following:

➢	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed; and

➢
The activity related to the GMDB, GMIB, guaranteed minimum accumulation benefit (“GMAB”) and guaranteed minimum withdrawal benefit (“GMWB”), which is reflected in the Company’s consolidated financial statements.

➢
The dividends-received-deduction (“DRD”) which is included in the Company’s income tax (benefit) expense, is calculated based upon the separate account assets held in connection with variable annuity contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

In April 2011, the FASB issued Accounting Standard Update (“ASU”) 2011-02, “Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring,” which clarifies when a loan modification or restructuring is considered a troubled debt restructuring (“TDR”).  In evaluating whether a restructuring constitutes a TDR a creditor must use judgment to determine whether the following exist:

1.	The borrower is experiencing financial difficulties, and
2.	The lender has granted a concession to the borrower.

ASU 2011-02 amends FASB ASC Topic 310 “Receivables,” to include financial difficulty indicators (such as debtor default, debtor bankruptcy or concerns about the future as a going concern) that the lender should consider in determining whether a borrower is experiencing financial difficulties.  The amendments also clarify that a borrower could be experiencing financial difficulties even though the borrower is not currently in payment default but default is probable in the foreseeable future.

ASU 2011-02 provides guidance on whether the lender has granted a concession to the borrower and notes that:

•
A borrower’s inability to access funds at a market rate for a new loan with similar risk characteristics as the modified loan indicates that the modification was executed at a below-market rate and therefore may indicate that a concession was granted.

•
A temporary or permanent increase in the contractual interest rate as a result of restructuring does not preclude the restructuring from being considered a concession because the rate may still be below market.

•	A restructuring that results in an insignificant delay in contractual cash flow is not considered to be a concession.

The amendments in ASU 2011-02 are effective for the first interim or annual period beginning on or after June 15, 2011.  These amendments are to be applied retrospectively to modifications occurring on or after the beginning of the annual period of adoption.  The Company adopted ASU 2011-2 on July 1, 2011 and the TDR disclosure requirements are included in Note 4 of these consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, “Business Combinations (Topic 805):  Disclosure of Supplementary Pro Forma Information for Business Combinations (a consensus of the FASB Emerging Issues Task Force).”  The amendments of ASU 2010-29 provide guidance to clarify the acquisition date that should be used for reporting the pro forma financial information disclosures when comparative financial statements are presented.  ASU 2010-29 requires a public entity that presents comparative financial statements to disclose revenue and earnings of the combined entity as if the business combination that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period.  The amendments also require the supplemental proforma disclosure to include a description of the nature and amount of material, nonrecurring pro forma adjustments that are directly related to the business combination. The Company adopted ASU 2010-29 on January 1, 2011 and will apply this guidance to future business combinations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In December 2010, the FASB issued ASU 2010-28 “Intangibles–Goodwill and Other (Topic 350):  When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (a consensus of the FASB Emerging Issues Task Force).”  The amendments of ASU 2010-28 require reporting units with zero or negative carrying amounts to perform Step 2 of goodwill impairment test if it is more likely than not that a goodwill impairment exists and to consider adverse qualitative factors when performing the impairment test.  The Company adopted ASU 2010-28 on January 1, 2011, and the adoption did not have a significant impact on the Company’s consolidated financial statements.

In July 2010, the FASB issued ASU 2010-20, “Receivables (Topic 310): Disclosure about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB ASC Topic 310 to enhance disclosures and to provide financial statement users with greater transparency about an entity’s allowance for credit losses and the credit quality of its financing receivables.  The amendments require an entity to provide a greater level of disaggregated information about the credit quality of the entity’s financing receivables and allowance for credit losses.  ASU 2010-20 also requires an entity to disclose credit quality indicators, the aging of past due information and the modification of its financing receivables.  The amendments in ASU 2010-20 that relate to disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010.  However, the disclosure about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning on or after December 15, 2010. Comparative disclosures are required for reporting periods ending after initial adoption.  The Company adopted ASU 2010-20 on December 31, 2010.  The enhanced disclosures required by ASU 2010-20 are included in Note 4 of the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-18, “Receivables (Topic 310):  Effect of a Loan Modification When the Loan Is Part of a Pool That Is Accounted for as a Single Asset–a consensus of the FASB Emerging Issues Task Force,” which amends FASB ASC Topic 310.  The amendments were made to eliminate diversity in practice in accounting for loans that undergo troubled debt restructuring for those loans that have been included in a pool of loans.  Under ASU 2010-18, debt modifications that were made for distressed loans included in a pool of loans do not trigger the criteria needed to allow for such loans to be accounted for separately outside of the pool.  Upon initial adoption, an entity may make a one-time election to terminate accounting for loans as a pool.  The election may be made on a pool-by-pool basis and does not prevent the entity from using pool accounting for loans that will be acquired in the future.  The amendments in ASU 2010-18 are effective for the first fiscal quarter ending on or after July 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-18 on September 30, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In April 2010, the FASB issued ASU 2010-15, “Financial Services–Insurance (Topic 944):  How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments–a consensus of the FASB Emerging Issues Task Force,” to provide guidance regarding accounting for investment funds determined to be VIEs.  Under this guidance, an insurance entity would not be required to consolidate a voting-interest investment fund when it holds the majority of the voting interests of the fund through its separate accounts.  In addition, an insurance entity would not consider the interests held through separate accounts for the benefit of policyholders in the insurer’s evaluation of its controlling interest in a VIE, unless the separate account contract holder is a related party.  The guidance is effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years, beginning after December 15, 2010.  The Company adopted ASU 2010-15 on January 1, 2011 and the adoption did not have a significant impact on the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)

In March 2010, the FASB issued ASU 2010-11, “Derivatives and Hedging (Topic 815):  Scope Exception Related to Embedded Credit Derivatives,” which provides amendments to FASB ASC Topic 815, “Derivatives and Hedging,” to clarify the embedded credit derivative scope exception included therein.  The amendments address how to determine which embedded credit derivative features are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting under ASC Topic 815.  Under ASU 2010-11, only the embedded credit derivative feature created by subordination between financial instruments is not subject to the bifurcation requirements of ASC Topic 815.  However, other embedded credit derivative features would be subject to analysis for potential bifurcation even if their effects are allocated to interests in tranches of securitized financial instruments in accordance with those subordination provisions.  The following circumstances would not qualify for the scope exception and are subject to the application of ASC Topic 815 requiring the embedded derivatives to be analyzed for potential bifurcation:

➢	An embedded derivative feature relating to another type of risk (including another type of credit risk) is present in the securitized financial instrument.
➢
The holder of an interest in a tranche of securitized financial instruments is exposed to the possibility of being required to make potential future payments because the possibility of those future payments is not created by subordination.

➢	The holder owns an interest in a single-tranche securitization vehicle; therefore, the subordination of one tranche to another is not relevant.

The amendments in ASU 2010-11 are effective for the first fiscal quarter beginning after June 15, 2010.  Early adoption is permitted.  The Company adopted ASU 2010-11 on July 1, 2010 and such adoption did not have a material impact on the Company’s consolidated financial statements.

In February 2010, the FASB issued ASU 2010-09, “Subsequent Events (Topic 855):  Amendments to Certain Recognition and Disclosure Requirements” which removes the requirement for U.S. Securities and Exchange Commission (“SEC”) filers to disclose the date through which subsequent events have been evaluated.  ASU No. 2010-09 is effective upon issuance.  Events that have occurred subsequent to December 31, 2011 have been evaluated by the Company’s management in accordance with ASU 2010-09.

In January 2010, the FASB issued ASU 2010-06, “Fair Value Measurement and Disclosures (Topic 820):  Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB ASC Topic 820, “Fair Value Measurements and Disclosures,” to provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

Certain new disclosures and clarifications of existing disclosures are effective for interim and annual reporting periods beginning after December 31, 2009.  Disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The Company adopted ASU 2010-06 on January 1, 2010.  The enhanced disclosures required by ASU 2010-06 for the periods beginning after December 31, 2009 are included in Note 5 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

New and Adopted Accounting Pronouncements (continued)

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 860, “Transfers and Servicing,” which were issued in June 2009.  These provisions amend and expand disclosures about the relevance, representational faithfulness and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets; the effects of a transfer on its financial position, financial performance, and cash flows; and a transferor’s continuing involvement in transferred financial assets.  FASB ASC Topic 860 amends previously issued derecognition accounting and disclosure guidance and eliminates the exemption from consolidation for qualifying special purpose entities (“QSPEs”); it also requires a transferor to evaluate all existing QSPEs to determine whether they must be consolidated in accordance with the provisions of FASB ASC Topic 860.  This guidance is effective for financial asset transfers occurring in fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

On January 1, 2010, the Company adopted the provisions of FASB ASC Topic 810, “Consolidation,” which were issued in June 2009.  This guidance amends previously issued consolidation guidance which affects all entities currently within the scope of FASB ASC Topic 810, including QSPEs, as the concept of these entities was eliminated by FASB ASC Topic 860.  This guidance is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2009.  The adoption did not have a material impact on the Company’s consolidated financial statements.

The Company adopted the provisions of FASB ASC Topic 320, which were issued in April 2009.  This guidance amends the guidance for OTTI of debt securities and changes the presentation of OTTI in the financial statements.   If the Company intends to sell, or if it is more likely than not that it will be required to sell, an impaired security prior to recovery of its cost basis, the security is to be considered other-than-temporarily impaired and the full amount of impairment must be charged to earnings.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories, the portion of loss which is considered credit loss (“credit loss”) and the portion of loss which is due to other factors (“non-credit loss”).  The credit loss portion is charged to earnings, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on a fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.  This guidance also expands and increases the frequency of existing disclosures about OTTI of debt and equity securities.  The Company adopted the above-noted aspects of FASB ASC Topic 320 on April 1, 2009.  Upon adoption, a cumulative effect adjustment, net of taxes, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.  The enhanced disclosures required by FASB ASC Topic 320 are included in Note 4 of the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted

In December 2011, the FASB issued ASU 2011-12, “Comprehensive Income (Topic 220):  Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05,” which allows for the deferral of certain presentation requirements about reclassifications of items out of accumulated other income originally included in ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income.”  The amendments are being made to allow FASB time to reconsider it requirements of entities to present on the face of their financial statements the effects of reclassifications out of accumulated other comprehensive income on the components of net income and other comprehensive income for all periods presented.  The amendments are effective at the same time as the amendments in ASU 2011-05 so that entities will not be required to comply with the presentation requirements in ASU 2011-05 that ASU 2011-12 is deferring.  All other requirements in ASU 2011-05 are not affected by ASU 2011-12, including the requirement to report comprehensive income either in a single continuous financial statement or in two separate but consecutive financial statements.  The amendments in ASU 2011-12 are effective for public entities for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt ASU 2011-12 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

In December 2011, the FASB issued ASU 2011-11, “Balance Sheet (Topic 210):  Disclosures about Offsetting Assets and Liabilities,” which requires an entity to disclose information about offsetting assets and liabilities and related arrangements included in its financial statements.  Offsetting (netting) assets and liabilities is an important aspect of presentation in financial statements.  The differences in the offsetting requirements in GAAP and International Financial Reporting Standards (“IFRS”) account for a significant difference in the amounts presented in statements of financial position prepared in accordance with GAAP and in the amounts presented in those statements prepared in accordance with IFRS for certain institutions.  This difference reduces the comparability of statements of financial position.  As a result, users of financial statements requested that the differences should be addressed expeditiously.  In response to those requests, the FASB and the International Accounting Standards Board are issuing joint requirements that will enhance current disclosures.  Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement.  This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The amendments in ASU 2011-11 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 31, 2012.  The Company will adopt ASU 2011-11 on March 31, 2013 and is accessing the impact of this adoption.

In June 2011, the FASB issued ASU 2011-05, “Comprehensive Income (Topic 220):  Presentation of Comprehensive Income,” which revises the manner in which entities present comprehensive income in their financial statements. The amendments in ASU 2011-05 require entities to present components of comprehensive income in either a single continuous statement of comprehensive income or in two separate but consecutive statements.  Under the two-statement approach, the first statement (i.e., the statement of net income) must present total net income and its components followed consecutively by the statement of comprehensive income which should include total other comprehensive income and its components.  Under either method, entities must display adjustments for items that are classified from other comprehensive income to net income in both statements of net income and comprehensive income.  ASU 2011-05 does not change the items that must be reported in other comprehensive income or when an item of other comprehensive income must be reclassified to net income.  The amendments in ASU 2011-05 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-05 on March 31, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

1. DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCOUNTING PRONOUNCEMENTS (CONTINUED)

Accounting Standards Not Yet Adopted (continued)

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820):  Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRSs,” which changes the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of FASB ASC Topic 820, “Fair Value Measurement,” but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Company’s consolidated financial statements.

In October 2010, the FASB issued ASU 2010-26, “Financial Services–Insurance (Topic 944):  Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (a consensus of the FASB Emerging Issues Task Force),” which amends FASB ASC Topic 944, “Financial Services–Insurance,” to modify the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts.  The amendments specify that only incremental costs of successful contract acquisition that result directly from and are essential to the contract transactions can be capitalized as deferred acquisition costs.  The incremental direct costs are those costs that would not have been incurred by the insurance entity if the contract transactions did not occur.  The amendments in ASU 2010-26 are effective for interim periods and fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2010-20 on January 1, 2012 and does not expect the adoption of ASU 2010-20 to have a significant impact on its consolidated financial statements.

2. MERGERS, ACQUISITIONS AND DISPOSITIONS

On December 31, 2009, the Company paid a dividend of all of Sun Life Vermont’s issued and outstanding common stock, and net assets totaling $94.9 million to the Parent.  As a result of this transaction, Sun Life Vermont is no longer the Company’s wholly-owned subsidiary.  The following table represents a summary of the results of operations for Sun Life Vermont which are included in discontinued operations:

Year ended December 31, 2009

Total revenue	$191,965
Total benefits and expenses	46,304
Income before income tax expense	145,661
Income tax expense	40,690

Net income	$104,971

The Company transferred all of Sun Life Vermont’s assets and liabilities at their carrying value to the Parent and therefore no gain or loss resulted from this dividend.  Sun Life Vermont was previously reported as component of the Individual Protection segment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES

The Company has significant transactions with affiliates.  Management believes inter-company revenues and expenses are calculated on a reasonable basis.  However, these amounts may not necessarily be indicative of the costs that would be incurred if the Company operated on a stand-alone basis and these transactions were with unrelated parties.  Below is a summary of transactions with           non-consolidated affiliates.

Reinsurance Related Transactions

As more fully described in Note 8 to the Company’s consolidated financial statements, the Company and its subsidiary, SLNY, are party to several reinsurance transactions with Sun Life Assurance Company of Canada (“SLOC”) and other affiliates.  Reinsurance premiums with related parties are based on market rates.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with Sun Life Reinsurance (Barbados) No. 3 Corp (“BarbCo 3”) an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life, and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld, and a modified coinsurance basis.  The reinsurance agreement covered in-force policies on the effective date and new sales through December 31, 2009.  Effective January 1, 2010, the Company and BarbCo 3 amended the reinsurance agreement.  Refer to Note 8 for additional information regarding the amendment and the impact of this agreement on the Company’s consolidated financial statements.

Capital Transactions

The Company did not receive any capital contribution from the Parent during the year ended December 31, 2011.  During the year ended December 31, 2010, the Company received capital contributions totaling $400.0 million from the Parent.  The cash contributions were recorded as additional paid-in capital and were made to ensure that the Company continues to exceed certain regulatory capital requirements established by the National Association of Insurance Commissioners (“NAIC”).  The NAIC has established standards for minimum capitalization requirements based on risk-based capital formulas for life insurance companies.  The risk-based capital formulas for life insurance companies establish capital requirements relating to insurance, business, asset and interest rate risks, including equity, interest rate and expense recovery risks associated with variable annuities that contain death benefits or certain living benefits.

Effective December 31, 2009, the Company distributed all of Sun Life Vermont’s issued and outstanding common stock and net assets totaling $94.9 million in the form of a dividend to the Parent.  The Company paid a return of capital of $300.0 million to the Parent during the year ended December 31, 2011.  The Company did not declare or pay any cash dividends or return of capital to the Parent during the year ended December 31, 2010 or 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Debt Transactions

On November 8, 2007, a long-term financing arrangement was established with a financial institution (the “Lender”) that enables Sun Life Vermont, a subsidiary of the Company prior to December 31, 2009, to fund a portion of its obligations under its reinsurance agreement with SLOC.  Under this arrangement, at inception of the agreement, Sun Life Vermont issued an initial floating rate surplus note of $1 billion (the “Surplus Note”) to a special-purpose entity, Structured Asset Repackage Company, 2007- SUNAXXX LLC (“SUNAXXX”), affiliated with the Lender.  Pursuant to this arrangement, Sun Life Vermont exercised its option to issue additional Surplus Notes of $200.0 million and $115.0 million in 2009 and 2008, respectively, to SUNAXXX.  At December 31, 2009, the value of the Surplus Note was $1.3 billion.  Pursuant to an agreement between the Lender and the Company’s indirect parent, Sun Life Assurance Company of Canada – U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”), U.S. Ops Holdings bears the ultimate obligation to repay the Lender and, as such, consolidates SUNAXXX in accordance with FASB ASC Topic 810.  Sun Life Vermont agreed to reimburse U.S. Ops Holdings for certain costs incurred in connection with the issuance of the Surplus Note.  Sun Life Vermont incurred interest expense of $21.7 million for the year ended December 31, 2009, which is included in the Company’s consolidated statements of operations as a component of income from discontinued operations, net of tax.

At December 31, 2011 and 2010, the Company had an $18.0 million promissory note that was initially issued to Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), an affiliate, for which the Company pays interest semi-annually.  On June 2, 2011, Sun Life (Hungary) LLC sold the $18.0 of promissory note to SLOC.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC.  Related to this note, the Company incurred interest expense of $1.0 million for each of the years ended December 31, 2011, 2010 and 2009.

At December 31, 2011 and 2010, the Company had $565.0 million of surplus notes payable to Sun Life Financial (U.S.) Finance, Inc., an affiliate.  The Company expensed $42.6 million for interest on these surplus notes for each of the years ended December 31, 2011, 2010 and 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to Sun Life Financial Global Funding III, L.L.C. (“LLC III”), an affiliate, which will mature on October 6, 2013.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $5.8 million to LLC III.  On December 1, 2011, the Company paid $5.8 million to LLC III due to the maturity of the funding agreement issued to LLC III.  Total interest credited for these funding agreements was $5.9 million, $6.2 million, and $11.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company also issued a $100.0 million floating rate demand note payable to LLC III on September 19, 2006.  The Company expensed $0.7 million, $0.7 million, and $1.3 million for the years ended December 31, 2011, 2010 and 2009, respectively, for interest on this demand note.

The Company has an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1 and July 19, 2011, the Company paid $901.3 million and $7.5 million, respectively, to LLC II due to the maturity of the funding agreements that the Company issued to LLC II.  The payments included $1.3 million in accrued interest.   Total interest credited for these funding agreements was $2.6 million, $5.4 million, and $10.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.  On July 19, 2011, the Company paid off the $100.0 million demand note that was due to LLC II.  The Company expensed $0.3 million, $0.6 million, and $1.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, for interest on this demand note.

The Company also had an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

On June 3, 2005 and June 29, 2005, the Company issued two floating rate funding agreements totaling $900 million to Sun Life Financial Global Funding, L.L.C. (“LLC”), an affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $10 million to LLC.  On July 1 and July 8, 2010, the Company paid $900.0 million and $10.0 million, respectively, to the LLC due to the maturity of these funding agreements.  Total interest credited for these funding agreements was $2.9 million and $11.3 million for the years ended December 31, 2010 and 2009, respectively.  On August 6, 2010, the Company paid $100.1 million to LLC, including $0.1 million in interest due to settle a $100.0 million floating rate demand note payable.  The Company expensed $0.5 million and $1.3 million for the years ended December 31, 2010 and 2009, respectively, for interest on this demand note.

The Company had an interest rate swap agreement with LLC with an aggregate notional amount of $900.0 million that effectively converts the floating rate payment obligations under the funding agreements to fixed rate obligations.  The related $900.0 million interest rate swap agreement expired on July 6, 2010 due to the maturity of the underlying floating rate funding agreements with LLC.

The account values related to these funding agreements issued to LLC III and LLC II are reported in the Company’s consolidated balance sheets as a component of contractholder deposits funds and other policy liabilities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

The following table lists the details of notes due to affiliates at December 31, 2011:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life Assurance Company of Canada	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	664
				$683,000	$44,275

The following table lists the details of notes due to affiliates at December 31, 2010:

Payees	Type	Rate	Maturity	Principal	Interest Expense

Sun Life Financial (U.S.) Finance, Inc.	Surplus	8.625%	11/06/2027	$250,000	$21,563
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	150,000	9,225
Sun Life Financial (U.S.) Finance, Inc.	Surplus	7.250%	12/15/2015	150,000	10,875
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.125%	12/15/2015	7,500	459
Sun Life Financial (U.S.) Finance, Inc.	Surplus	6.150%	12/15/2027	7,500	461
Sun Life (Hungary) Group Financing Limited Company	Promissory	5.710%	06/30/2012	18,000	1,028
Sun Life Financial Global Funding II, L.L.C.	Demand	LIBOR + 0.26%	07/06/2011	100,000	611
Sun Life Financial Global Funding III, L.L.C.	Demand	LIBOR + 0.35%	10/06/2013	100,000	703
				$783,000	$44,925

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other

Effective December 31, 2009, the Company transferred all of its employees to Sun Life Services with the exception of 28 employees who were transferred to Sun Life Financial Distributors, Inc. (“SLFD”), another affiliate.  The tax benefit associated with SLF stock options that had been granted to employees of the Company prior to the employee transfer, is recognized by the Company in stockholder’s equity when these options vest.   Neither Sun Life Services nor SLFD are included in the accompanying consolidated financial statements.  Concurrent with this transaction, Sun Life Services assumed the sponsorship of the Company’s retirement plans, as discussed in Note 9 to the Company’s consolidated financial statements.  As a result of this transaction, the Company transferred to Sun Life Services the plan assets and liabilities, the associated deferred tax asset, and certain property, equipment and software, as summarized in the following table:

Assets:
Cash	$32,298
Property and equipment	9,545
Software and other	58,877
Deferred tax asset	25,543
Total assets	$126,263

Liabilities:
Pension liabilities	$109,512
Long term incentives	16,923
Other liabilities	48,733
Total liabilities	$175,168

In accordance with FASB ASC Topic 845, “Nonmonetary Transactions,” all assets and liabilities were transferred at book value and no gain or loss was recognized in the Company’s consolidated statement of operations.  The difference between the book value of the transferred assets and liabilities of $48.9 million, net of tax, was recorded by the Company as other comprehensive income and paid-in-capital.  Prior to the transfer, this difference between the book value of the transferred assets and liabilities was recorded in the Company’s consolidated balance sheet as a component of accumulated other comprehensive income.

Pursuant to an administrative services agreement between the Company and Sun Life Services which was effective December 31, 2009, Sun Life Services provides human resources services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative and other operational support functions) to the Company.  The Company reimburses Sun Life Services for the cost of such services, plus, with respect to certain of those services, pays an arms-length based profit margin to be agreed upon by the parties.  Total payments under this agreement were $110.0 million and $117.6 million for the years ended December 31, 2011 and 2010, respectively.

As discussed in Note 1, SLF made the decision to close its domestic U.S. variable annuity and individual life products to new sales after completing a major strategic review of its businesses.  As a result of this decision and the related severance of certain Sun Life Services’ employees, Sun Life Services allocated $12.2 million in expenses to the Company, which is a portion of the related restructuring costs on a pre-tax basis.  The costs allocated to the Company represent primarily employee severance and other employee benefits of $10.2 million, as well as other costs of $2.0 million.

As described in Note 9, the Company participates in a pension plan and other retirement plans sponsored by Sun Life Services.

The transfer of fixed assets from the Company to Sun Life Services discussed above, along with the administrative services agreement, resulted in a sale-leaseback transaction.  The Company recorded a deposit liability for $17.1 million which represents the cost of certain of the assets transferred.  The Company will amortize the liability over the remaining useful life of the transferred assets, which was estimated to be seven years.  As of December 31, 2011, the remaining deposit liability was $11.4 million.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative Service Agreements, Rent and Other (continued)

Effective December 31, 2009, Sun Life Services and SLOC entered into an administrative services agreement under which Sun Life Services provides to SLOC, as requested, personnel and certain services.  Prior to December 31, 2009, the Company had an administrative services agreement with SLOC under which the Company provided personnel and certain services to SLOC, as requested.  Pursuant to the agreement with SLOC, the Company recorded reimbursements of $336.0 million for the year ended December 31, 2009, as a reduction to other operating expenses.  Effective December 31, 2009, the Company no longer provides personnel services to SLOC and SLOC no longer reimburses the Company for such services.

The Company continues to provide certain services to SLOC under an administrative services agreement.  Pursuant to this agreement, the Company recorded reimbursements of $99.3 million and $99.1 million for the years ended December 31, 2011 and 2010, respectively.

The Company has administrative services agreements with SLOC under which SLOC provides, as requested, certain services on a cost-reimbursement basis.  Pursuant to the agreements with SLOC, the Company recorded expenses of $14.5 million, $13.0 million and $8.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Sun Life Information Services Canada, Inc. (“SLISC”), under which SLISC provides administrative and support services to the Company in connection with the Company’s insurance and annuity businesses.  Expenses under this agreement amounted to approximately $19.3 million, $18.0 million and $15.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, SLISC allocated $0.1 million of severance costs to the Company.  These severance costs relate to the decision to discontinue the Company’s variable annuity and individual life products.

The Company has a service agreement with Sun Life Information Services Ireland Limited (“SLISIL”), under which SLISIL provides various insurance related and information systems services to the Company.  Expenses under this agreement amounted to approximately $22.6 million, $23.5 million and $24.2 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, SLISIL allocated $0.4 million of severance costs to the Company.  These severance costs relate to the decision to discontinue the Company’s variable annuity and individual life products.

The Company has an administrative services agreement with SLC – U.S. Ops Holdings, under which the Company provides administrative and investor services with respect to certain open-end management investment companies for which an affiliate, Massachusetts Financial Services Company (“MFS”), serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable annuity contracts issued by the Company.  Amounts received under this agreement were approximately $12.7 million, $13.0 million and $8.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has an administrative services agreement with Sun Capital Advisers LLC (“SCA”), an affiliate and a registered investment adviser, under which the Company provides administrative services with respect to certain open-end management investment companies for which SCA serves as the investment adviser, and which are offered to certain of the Company’s separate accounts established in connection with the variable contracts issued by the Company.  Amounts received under this agreement amounted to approximately $16.6 million, $13.0 million and $4.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company paid $20.6 million, $21.4 million and $18.2 million for the years ended December 31, 2011, 2010 and 2009, respectively, in investment management services fees to SCA.

The Company paid distribution fees to SLFD of $38.7 million, $41.4 million and $45.4 million, during the years ended December 31, 2011, 2010 and 2009, respectively.

The Company leases office space to SLOC under lease agreements with terms expiring on December 31, 2014 and options to extend the terms for each of twelve successive five-year terms at fair market rental value, not to exceed 125% of the fixed rent for the term which is then ending.  Rent received by the Company under the leases amounted to approximately $12.1 million, $12.1 million and $10.1 million for the years ended December 31, 2011, 2010 and 2009, respectively.  Rental income is reported as a component of net investment income on the Company’s consolidated statements of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

3. SIGNIFICANT TRANSACTIONS WITH AFFILIATES (CONTINUED)

Administrative service agreements, rent and other (continued)

During the year ended December 31, 2009, the Company sold certain limited partnership investments to SLOC with a book value of $16.9 million and a fair market value of $22.4 million.  The Company recorded a pre-tax gain on the sales of $5.5 million for the year ended December 31, 2009.

During the year ended December 31, 2009, the Company purchased $395.7 million of available-for-sale fixed-rate bonds from Sun Life Investments LLC at fair value.  The Company paid cash for the bonds.

During the year ended December 31, 2010, the Company sold mortgage loans to SLOC with a book value of $85.6 million and a fair market value of $93.4 million and recognized a pre-tax gain of $7.8 million as a result.  During the year ended December 31, 2010, the Company also purchased $52.2 million of mortgage loans from SLOC at fair value.  The Company did not purchase or sell any mortgage loans from SLOC during the years ended December 31, 2011 and 2009.

SLNY has a series of agreements with SLHIC, through which substantially all of the New York issued business of SLHIC was transferred to SLNY.  As part of these agreements, SLNY received certain intangible assets totaling $31.3 million.  These assets included the value of distribution acquired, VOBA, and VOCRA.  The value of distribution acquired of $7.5 million is being amortized on a straight-line basis over its projected economic life of 25 years.  The amortization expense for the value of distribution acquired was $0.3 million for each of the years ended December 31, 2011, 2010 and 2009.

VOBA of $7.6 million is subject to amortization based upon expected premium income over the period from acquisition to the first customer renewal, which is generally not more than two years.  VOBA was fully amortized as of December 31, 2009.  VOCRA of $16.2 million is subject to amortization based upon expected premium income over the projected life of the in-force business acquired, which is 20 years.  The Company recorded amortization for VOBA and VOCRA for the years ended December 31 as follows:

	2011	2010	2009

VOBA	$-	$-	$913
VOCRA	$1,022	$1,327	$4,063

At December 31, 2009, the Company determined that the VOCRA asset was impaired and recorded an impairment charge of $2.6 million which is included in VOCRA amortization expense.  The impairment charge was allocated to the Group Protection segment.

The Company settles with its affiliates payments related to the administrative service agreements, rent and other on a monthly basis.  At December 31, 2011 and 2010, the Company’s net receivable due from affiliated companies was $21.4 million and $32.5 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS

FIXED MATURITY SECURITIES

The amortized cost and fair value of fixed maturity securities held at December 31, 2011 were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses (1)	Fair Value
Non-corporate securities:
Asset-backed securities	$55	$-	$-	$-	$55
Residential mortgage-backed securities	24,340	2,203	-	-	26,543
Commercial mortgage-backed securities	9,643	286	(1,017)	-	8,912
U.S. states and political subdivision securities	214	7	-	-	221
U.S. treasury and agency securities	375,751	6,818	-	-	382,569
Total non-corporate securities	410,003	9,314	(1,017)	-	418,300

Corporate securities	929,957	79,479	(14,616)	(10,595)	984,225

Total available-for-sale fixed maturity securities	$1,339,960	$88,793	$(15,633)	$(10,595)	$1,402,525

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$423,464	$7,951	$(139,163)	$292,252
Residential mortgage-backed securities	868,588	13,857	(169,250)	713,195
Commercial mortgage-backed securities	785,912	32,750	(135,644)	683,018
Foreign government & agency securities	97,404	19,194	-	116,598
U.S. states and political subdivision securities	486	41	-	527
U.S. treasury and agency securities	323,298	13,705	(49)	336,954
Total non-corporate securities	2,499,152	87,498	(444,106)	2,142,544

Corporate securities	7,836,906	436,622	(135,536)	8,137,992

Total trading fixed maturity securities	$10,336,058	$524,120	$(579,642)	$10,280,536

(1)
Represents the pre-tax non-credit OTTI loss recorded as a component of accumulated other comprehensive income (“AOCI”) for assets still held at the reporting date.  Recoveries of $9.3 million are shown within gross unrealized gains and the remainder as gross unrealized temporary losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and fair value of fixed maturity securities held at December 31, 2010 were as follows:

Available-for-sale fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Temporary Losses	OTTI Losses (1)	Fair Value
Non-corporate securities:
Asset-backed securities	$694	$27	$(6)	$-	$715
Residential mortgage-backed securities	32,263	2,351	-	-	34,614
Commercial mortgage-backed securities	15,952	522	(1,424)	-	15,050
Foreign government & agency securities	506	57	-	-	563
U.S. states and political subdivision securities	217	-	(3)	-	214
U.S. treasury and agency securities	371,704	4,500	(971)	-	375,233
Total non-corporate securities	421,336	7,457	(2,404)	-	426,389

Corporate securities	1,001,615	82,490	(2,267)	(12,304)	1,069,534

Total available-for-sale fixed maturity securities	$1,422,951	$89,947	$(4,671)	$(12,304)	$1,495,923

Trading fixed maturity securities	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Non-corporate securities:
Asset-backed securities	$544,106	$10,104	$(142,230)	$411,980
Residential mortgage-backed securities	1,184,184	17,259	(278,650)	922,793
Commercial mortgage-backed securities	917,650	42,368	(140,823)	819,195
Foreign government & agency securities	122,537	8,239	-	130,776
U.S. states and political subdivision securities	605	8	-	613
U.S. treasury and agency securities	745,460	3,037	(878)	747,619
Total non-corporate securities	3,514,542	81,015	(562,581)	3,032,976

Corporate securities	8,195,874	368,893	(130,625)	8,434,142

Total trading fixed maturity securities	$11,710,416	$449,908	$(693,206)	$11,467,118

(1) Represents the pre-tax non-credit OTTI loss recorded as a component of AOCI for assets still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

The amortized cost and estimated fair value by maturity periods for fixed maturity securities held at December 31, 2011 are shown below.  Actual maturities may differ from contractual maturities on structured securities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized Cost	Fair Value
Maturities of available-for-sale fixed securities:
Due in one year or less	$211,945	$212,744
Due after one year through five years	438,320	455,056
Due after five years through ten years	137,332	141,194
Due after ten years	518,325	558,021
Subtotal – Maturities of available-for-sale fixed securities	1,305,922	1,367,015
ABS, RMBS and CMBS securities (1)	34,038	35,510
Total available-for-sale fixed securities	$1,339,960	$1,402,525

Maturities of trading fixed securities:
Due in one year or less	$652,353	$662,374
Due after one year through five years	4,163,381	4,328,570
Due after five years through ten years	1,858,860	1,982,358
Due after ten years	1,583,500	1,618,769
Subtotal – Maturities of trading fixed securities	8,258,094	8,592,071
ABS, RMBS and CMBS securities (1)	2,077,964	1,688,465
Total trading fixed securities	$10,336,058	$10,280,536

(1)	ABS, RMBS and CMBS are shown separately in the table as these securities are not due at a single maturity.

Gross gains of $119.3 million, $172.6 million and $50.0 million and gross losses of $51.3 million, $40.9 million and $57.5 million were realized on fixed maturity securities for the years ended December 31, 2011, 2010 and 2009, respectively.

Fixed maturity securities with an amortized cost of approximately $11.8 million and $12.3 million at December 31, 2011 and 2010, respectively, were on deposit with federal and state governmental authorities, as required by law.

As of December 31, 2011 and 2010, 92.3% and 92.4%, respectively, of the Company's fixed maturity securities were investment grade.  Investment grade securities are those that are rated "BBB" or better by a nationally recognized statistical rating organization.  Securities that are not rated by a nationally recognized statistical rating organization are assigned ratings based on the Company's internally prepared credit evaluations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

FIXED MATURITY SECURITIES (CONTINUED)

Unrealized Losses

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2011.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	12	-	21	-	33	-
Commercial mortgage-backed securities	447	(50)	2,131	(967)	2,578	(1,017)
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Total non-corporate securities	459	(50)	2,152	(967)	2,611	(1,017)

Corporate securities	120,623	(8,049)	38,498	(7,831)	159,121	(15,880)

Total	$121,082	$(8,099)	$40,650	$(8,798)	$161,732	$(16,897)

The following table shows the fair value and gross unrealized losses, which includes temporary unrealized losses and the portion of non-credit OTTI losses recognized in AOCI, of the Company’s available-for-sale fixed maturity investments, aggregated by investment category and length of time that the individual securities had been in an unrealized loss position at December 31, 2010.

	Less Than Twelve Months		Twelve Months Or More		Total

	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses

Non-corporate securities:
Asset-backed securities	$-	$-	$11	$(6)	$11	$(6)
Residential mortgage-backed securities	26	-	-	-	26	-
Commercial mortgage-backed securities	-	-	2,534	(1,424)	2,534	(1,424)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	214	(3)	-	-	214	(3)
U.S. treasury and agency securities	23,636	(971)	-	-	23,636	(971)
Total non-corporate securities	23,876	(974)	2,545	(1,430)	26,421	(2,404)

Corporate securities	187,916	(5,211)	91,154	(9,360)	279,070	(14,571)

Total	$211,792	$(6,185)	$93,699	$(10,790)	$305,491	$(16,975)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

UNREALIZED LOSSES (CONTINUED)

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2011 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	-	-
Residential mortgage-backed securities	3	1	4
Commercial mortgage-backed securities	1	4	5
Foreign government & agency securities	-	-	-
U.S. states and political subdivisions securities	-	-	-
U.S. treasury and agency securities	-	-	-
Total non-corporate securities	4	5	9

Corporate securities	33	15	48

Total	37	20	57

The following table provides the number of securities of the Company’s available-for-sale fixed maturity securities with gross unrealized losses and a portion of non-credit OTTI losses recognized in AOCI aggregated by investment category, at December 31, 2010 (not in thousands):

	Number of Securities Less Than Twelve Months	Number of Securities Twelve Months or More	Total Number of Securities

Non-corporate securities:
Asset-backed securities	-	1	1
Residential mortgage-backed securities	1	-	1
Commercial mortgage-backed securities	-	5	5
Foreign government & agency securities	-	-	-
U.S. states and political subdivisions securities	1	-	1
U.S. treasury and agency securities	2	-	2
Total non-corporate securities	4	6	10

Corporate securities	72	35	107

Total	76	41	117

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT

Beginning on April 1, 2009, the Company presents and discloses OTTI in accordance with FASB ASC Topic 320.  Securities whose fair value is less than their carrying amount are considered to be impaired and are evaluated for potential OTTI.  If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment based on the difference between the amortized cost and fair value of the security.  Otherwise, losses on securities which are other-than-temporarily impaired are separated into two categories:  credit loss and non-credit loss.  The credit loss portion is charged to net realized investment gains (losses) in the consolidated statements of operations, while the non-credit loss is charged to other comprehensive income.  When an unrealized loss on an available-for-sale fixed maturity is considered temporary, the Company continues to record the unrealized loss in other comprehensive income and not in earnings.

To compute the credit loss component of OTTI for corporate bonds on the date of transition (i.e., April 1, 2009), both historical default (by rating) data, used as a proxy for the probability of default, and loss given default (by issuer) projections were applied to the par amount of the bond.  For corporate bonds post-transition, the present value of future cash flows using the book yield is used to determine the credit component of OTTI.  If the present value of the cash flow is less than the security’s amortized cost, the difference is recorded as a credit loss.  The difference between the estimates of the credit related loss and the overall OTTI is the non-credit-related component.

As a result of the adoption of FASB ASC Topic 320, a cumulative effect adjustment, net of tax, of $9.1 million was recorded to decrease accumulated other comprehensive income with a corresponding increase to retained earnings (accumulated deficit) for the non-credit loss component of previously impaired securities that the Company neither intends to sell, nor is it more likely than not that the Company will be required to sell, before recovery of amortized cost.

For those securities where the Company does not have the intent to sell and it is not more likely than not that the Company will be required to sell, the Company employs a portfolio monitoring process to identify securities that are other-than-temporarily impaired.  The Company utilizes a Credit Committee, comprised of investment and finance professionals, which meets at least quarterly to review individual issues or issuers that are of concern.  In determining whether a security is other-than-temporarily-impaired, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all impaired securities.

Discrete credit events, such as a ratings downgrade, also are used to identify securities that may be other-than-temporarily impaired.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized loss on securities related to these issuers.

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s consolidated statements of operations for unrealized losses on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

“Impaired List”- This list includes securities that the Company has the intent to sell or more likely than not will be required to sell.  In addition, it includes those securities that management has concluded that the Company’s amortized cost will not be recovered due to expected delays or shortfalls in contractually specified cash flows.  For these investments, an OTTI charge is recorded or the security is sold and a realized loss is recorded as a charge to income.  Credit OTTI losses are recorded in the Company’s consolidated statement of operations and non-credit OTTI losses are recorded in other comprehensive income.

Structured securities, those rated single A or below in particular, are subject to certain provisions in FASB ASC Topic 325, “Investments–Other.”  These provisions require the Company to periodically update its best estimate of cash flows over the life of the security.  In the event that the fair value is less than the carrying amount and there has been an adverse change in the expected cash flows (as measured by comparing the original expected cash flows to the current expectation of cash flows, both discounted at the current effective rate), then an impairment charge is recorded to income.  Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on expected loss models, not incurred loss models.  Expected cash flows include assumptions about key systematic risks and loan-specific information.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

For securities that are assessed to have incurred a credit loss, the amount of credit loss is calculated based upon the cash flows that the Company expects to collect given an assessment of the relevant facts and circumstances for the issuer and specific bond issue.  Such factors include the financial condition, credit quality, and the near-term prospects of the issuer, as well as the issuer's relative liquidity, among other factors.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

OTHER-THAN-TEMPORARY IMPAIRMENT (CONTINUED)

The Company recorded credit OTTI losses in its consolidated statement of operations totaling $0.1 million and $0.9 million for the years ended December 31, 2011 and 2010, respectively on its available-for-sale fixed maturity securities.  The $0.1 million OTTI credit loss recorded during the year ended December 31, 2011 was concentrated in structured securities issued by sponsored securitization vehicles.  This impairment was driven primarily by the adverse financial condition of the issuer.  The $0.9 million OTTI credit loss recorded during the year ended December 31, 2010 was concentrated in corporate debt of a foreign issuer.  This impairment was driven primarily by the adverse financial conditions of the issuer.

The following tables roll forward the amount of credit losses recognized in earnings on debt securities, for which a portion of the OTTI also was recognized in other comprehensive income:

Year ended December 31, 2011

Beginning balance, at January 1, 2011	$5,847
Add: Credit losses on OTTI not previously recognized	71
Less: Credit losses on securities sold	(5,756)
Other	3,341
Ending balance, at December 31, 2011	$3,503

Year ended December 31, 2010

Beginning balance, at January 1, 2010	$9,148
Add: Credit losses on OTTI not previously recognized	885
Less: Credit losses on securities sold	(2,528)
Less: Increases in cash flows expected on previously
impaired securities	(1,658)
Ending balance, at December 31, 2010	$5,847

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

Variable Interest Entities

The Company is involved with various special purpose entities and other entities that are deemed to be VIEs primarily as a collateral manager and as an investor through normal investment activities or as a means of accessing capital.  A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest or lacks sufficient funds to finance its own activities without financial support provided by other entities.

The Company performs ongoing qualitative assessments of its VIEs under FASB ASC Topic 810, to determine whether it has a controlling financial interest in the VIE and, therefore, is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  The Company consolidates the VIE in its consolidated financial statements if it determines that it is the VIEs primary beneficiary.

Consolidated VIEs

At December 31, 2011, the Company had an interest in one significant VIE, Credit and Repackaged Securities Limited Series 2006-10 Trust (the “CARS Trust”), for which consolidation is required under FASB ASC Topic 810.

The Company has an agreement with the CARS Trust.  Pursuant to this agreement, the Company purchased a funded note from the CARS Trust which, through a credit default swap entered into by the CARS Trust, is exposed to the credit performance of a portfolio of corporate reference entities.  The Company entered into this agreement for yield enhancement related to the fee earned on the credit default swap which adds to the return earned on the funded note.

The CARS Trust is a structured investment vehicle for which the Company provides investment management services and holds securities issued by the trust.  Creditors have no recourse against the Company in the event of default by the CARS Trust, nor does the Company have any implied or unfunded commitments to the CARS Trust.  The Company's financial or other support provided to the CARS Trust is limited to its investment management services and original investment.  The following table presents the carrying value of assets and liabilities and the maximum exposure to loss relating to the CARS Trust.

	December 31, 2011	December 31, 2010

Assets	$20,077	$36,324
Liabilities	17,723	27,341
Maximum exposure to loss	20,928	37,400

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

Consolidated VIEs (continued)

As the sole beneficiary of the CARS Trust, while having a controlling financial interest in the investment vehicle, the Company is required to consolidate the entity under FASB ASC Topic 810.  As a result of the consolidation, the Company has recorded in its consolidated balance sheets, investment grade corporate debt securities and a credit default swap held by the CARS Trust.  At issue, the swap had a seven-year term, maturing in 2013.  Under the terms of the swap, the CARS Trust will be required to make payments to the swap counterparty upon the occurrence of a credit event, with respect to any reference entity, that is in excess of the threshold amount specified in the swap agreement.  In the event that the CARS Trust is required to make any payments under the swap, the underlying assets held by the trust would be liquidated to fund the payment.  If the disposition of these assets is insufficient to fund the payment calculated, then under the terms of the agreement, the cash settlement amount would be capped at the amount of the proceeds from the sale of the underlying assets.  Under the credit default swap, the CARS Trust made a payment of $16.5 million during the twelve-month period ended December 31, 2011; no payment was made during the year ended December 31, 2010.  As of December 31, 2011, the cumulative payments that the CARS Trust has made under the credit default swap is $34.1 million, leaving $20.9 million as the maximum future payments that it could be required to make.  The carrying amount of the assets in this VIE is included in trading fixed maturity securities and the carrying amount of the liabilities in this VIE is included in the derivative instruments-payable in the Company’s consolidated balance sheets.

Non-Consolidated VIEs

At December 31, 2011, other than the CARS Trust, the Company had no interest in VIEs for which consolidation is required under FASB ASC Topic 810.

In addition, through normal investment activities, the Company makes passive investments in various issues by VIEs.  These investments are included in trading and available-for-sale fixed maturity securities, limited partnerships and other invested assets in the Company's consolidated financial statements.  The Company has not provided financial or other support with respect to these investments other than its original investments.  For these investments, the Company has determined it is not the primary beneficiary due to the size of its investment relative to other issues, the level of credit subordination which reduces its obligation to absorb losses or its right to receive benefits, and/or its inability to direct the activities that most significantly impact the economic performance of the VIEs.  The Company's maximum exposure to loss on these investments is limited to the amount of its investment.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE

The Company invests in commercial first mortgage loans and real estate throughout the United States.  Investments are diversified by property type and geographic area.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.

The carrying value of the Company’s mortgage loans and real estate investments, net of applicable allowances and accumulated depreciation, was as follows:

	December 31,
	2011	2010

Total mortgage loans	$1,457,356	$1,737,528

Real estate:
Held for production of income	223,814	214,665
Total real estate	$223,814	$214,665

Total mortgage loans and real estate	$1,681,170	$1,952,193

Accumulated depreciation on real estate was $50.9 million and $45.6 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Delinquency status is determined based upon the occurrence of a missed contract payment.  The following table set forth an age analysis of past due loans in the Company’s mortgage loan portfolio at December 31.

	Gross Carrying Value
	2011	2010

Past due:
Between 30 and 59 days	$4,075	$16,607
Between 60 and 89 days	5,043	12,333
90 days or more	14,403	19,310
Total past due	23,521	48,250
Current (1)	1,490,236	1,743,060
Balance, at December 31	$1,513,757	$1,791,310
Past due 90 days or more and still accruing interest	$-	$-

The Company’s allowance for mortgage loan losses at December 31 was as follow:

	Allowance for Loan Loss
	2011	2010

General allowance	$17,767	$23,662
Specific allowance	38,634	30,120
Total	$56,401	$53,782

(1)
Included in the $1,490.2 million and $1,743.1 million of the Company’s mortgage loans in current status at December 31, 2011 and 2010, were $153.1 million and $165.6 million, respectively, of mortgage loans that are impaired, but not past due.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The Company individually evaluates all its mortgage loans for impairment and records a specific provision for those deemed impaired.  The Company also collectively evaluates most of its mortgage loans (excluding those for which a specific allowance was recorded) for impairment.  At December 31, 2011, the Company individually and collectively evaluated loans with a gross carrying value of $1,513.8 million and $1,396.1 million, respectively.  At December 31, 2010, the Company individually and collectively evaluated loans with a gross carrying value of $1,791.3 million and $1,706.0 million, respectively.

The credit quality indicator for the Company’s mortgage loans is an internal risk rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the gross carrying value of the Company’s mortgage loans disaggregated by credit quality indicator at December 31:

	2011	2010

Insured	$-	$-
High	263,398	394,288
Standard	416,847	544,243
Satisfactory	354,359	333,086
Low quality	479,153	519,693
Total	$1,513,757	$1,791,310

The following tables show the gross carrying value of impaired mortgage loans and related allowances at:

	December 31, 2011
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$53,922	$117,701	$171,623
Unpaid principal balance	55,380	122,806	178,186
Related allowance	-	38,634	38,634
Average recorded investment	95,694	95,408	191,102
Interest income recognized	$4,563	$-	$4,563

	December 31, 2010
	With no allowance recorded	With an allowance recorded	Total
Gross carrying value	$119,323	$85,281	$204,604
Unpaid principal balance	120,417	88,625	209,042
Related allowance	-	30,120	30,120
Average recorded investment	113,701	86,575	200,276
Interest income recognized	$5,899	$-	$5,899

Included in the $171.6 million and $204.6 million of impaired mortgage loans at December 31, 2011 and 2010, were $53.9 million and $119.3 million, respectively, of impaired loans that did not have an allowance for loan loss because the fair value of the collateral or the expected future cash flows exceeded the carrying value of the loans.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

The average investment in impaired mortgage loans before an allowance for loan loss and the related interest income and cash receipts for interest on impaired mortgage loans for the years ended December 31 were as follows:

	2011	2010	2009

Average investment	$191,102	$200,276	$121,500
Interest income	$4,563	$5,899	$897
Cash receipts on interest	$4,069	$5,899	$897

The gross carrying value of the Company’s mortgage loans on nonaccrual status was $138.9 million and $114.7 million at December 31, 2011 and 2010, respectively.

The activity in the allowance for loan loss was as follows:

	2011	2010	2009

Balance at January 1	$53,782	$42,782	$3,000
Provision for allowance	34,641	26,742	40,050
Charge-offs	(19,790)	(6,892)	-
Recoveries	(12,232)	(8,850)	(268)
Balance at December 31	$56,401	$53,782	$42,782

Troubled Debt Restructurings

The Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date or both.  The Company evaluates each restructuring of debt and considers it a TDR if, for economic or legal reasons related to the debtor's financial difficulties, it grants a concession to the borrower that it would not otherwise consider.  Specifically, the Company's evaluation of each restructuring includes an assessment of the indicators of impairment to determine if the debtor is exhibiting financial difficulties and an assessment of market lending activity to determine if the debtor can obtain funds from other sources at market interest rates at or near those for nontroubled debts.  Those restructurings where financial difficulties are present and alternative sources of funding are not available or prohibitively expensive to the borrower are considered TDR.

Upon adoption of the amendments in ASU 2011-02, the Company reassessed all restructured loans that occurred on or after January 1, 2011, the beginning of its fiscal year, for identification as TDRs.  Adoption of the ASU 2011-02 had no impact on the number of restructured loans that are considered TDRs.

All TDRs identified by the Company are commercial mortgage loans modified by granting concessions to borrowers where, as a result of the restructuring, the Company does not expect to collect all amounts due, including interest accrued at the original contract rate.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Troubled Debt Restructuring (continued)

Modifications are factored into the determination of the allowance for credit losses by including adjustments to the outstanding recorded investment.  The financial effect of a TDR is not recognized when the Company expects to collect cash flows at, or above, the original contract rate.  For the year ended December 31, 2011, no financial effect from TDRs was recognized.  The following table provides information about the Company’s loans that were modified and how they were modified as a TDR during the year ended:

	December 31, 2011
	No. (1)	Pre-modification recorded investment	Post- modification recorded investment

Adjusted interest rate	1	$2,834	$2,834
Extended maturity date	1	8,970	8,970
Combined rate and maturity	5	15,368	15,368
Total	7	$27,172	$27,172

(1) Represents the number of contracts that were modified and considered as TDR. The number of contracts is not in thousands.

Defaults are factored into the determination of the allowance for credit losses by indicating that, as a result of the default, the Company does not expect to collect all amounts due per the modified terms.  The following table shows the number and value of TDRs within the previous twelve months for which there was a payment default during the year ended (the number of contracts is not in thousands):

December 31, 2011

Number of contracts	1
Recorded investment amount	$2,053

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

MORTGAGE LOANS AND REAL ESTATE (CONTINUED)

Mortgage loans and real estate investments comprise the following property types and geographic regions at December 31:

	2011	2010
Property Type:
Office building	$499,405	$599,930
Retail	684,051	748,345
Industrial/warehouse	207,820	242,413
Apartment	46,226	54,364
Other	300,069	360,923
Allowance for loan losses	(56,401)	(53,782)
Total	$1,681,170	$1,952,193

	2011	2010
Geographic region:
California	$77,879	$85,853
Florida	193,068	200,056
Georgia	62,802	69,173
Massachusetts	103,983	112,128
Missouri	48,325	52,218
New York	201,835	247,154
Ohio	104,074	125,454
Pennsylvania	80,641	98,251
Texas	265,705	303,336
Washington	52,718	65,708
Other (1)	546,541	646,644
Allowance for loan losses	(56,401)	(53,782)
Total	$1,681,170	$1,952,193

(1) Includes the states in which the value of the Company’s mortgage loans and real estate investments was below $50.0 million at December 31, 2011 and 2010, respectively.

At December 31, 2011, scheduled mortgage loan maturities were as follows:

2012	$60,993
2013	106,420
2014	145,960
2015	173,654
2016	223,720
Thereafter	764,376
General allowance	(17,767)
Total	$1,457,356

Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties and loans may be refinanced.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

LEVERAGED LEASES AND LIMITED PARTNERSHIPS

The Company was an owner participant in a trust that is a lessor in a leveraged lease agreement entered into on October 21, 1994, under which equipment having an estimated economic life of 25-40 years was originally leased through a VIE for a term of 9.78 years.  The master lessee had the option to purchase the equipment at the expiration of the lease term.  The Company's equity investment in this VIE represented 8.33% of the partnership that provided 22.9% of the purchase price of the equipment.  The Company did not have the ability to direct the activities that most significantly impact the economic performance of the VIE, nor did it have the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.  Therefore, the Company did not consolidate this trust in its consolidated financial statements.  The balance of the purchase price was furnished by third-party long-term debt financing, collateralized by the equipment, and was non-recourse to the Company.  The leveraged lease investment was included as a part of other invested assets in the Company’s consolidated balance sheet at December 31, 2009.

On June 1, 2010, the master lessee elected to exercise a fixed price purchase option to purchase the equipment and the Company received $22.6 million in cash for its investment in the VIE and realized a $3.4 million gain in its consolidated statement of operations.

The Company had no leveraged lease investments at December 31, 2011 and 2010.

The Company had outstanding commitments to fund limited partnerships of approximately $11.8 million and $12.6 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Company uses derivative financial instruments for risk management purposes to hedge against specific risks related to interest rates, foreign currency exchange rates, and equity market conditions, as well as to alter exposure arising from mismatches between assets and liabilities.  Derivative instruments are recorded in the consolidated balance sheets at fair value and are presented as assets or liabilities.

The Company does not employ hedge accounting.  The Company believes that its derivatives provide economic hedges and the cost of formally documenting hedge effectiveness in accordance with the provisions of FASB ASC Topic 815 is not justified.  As a result, all changes in the fair value of derivatives are recorded in the current period operations as a component of net derivative income or loss.

Credit enhancement, such as collateral, is used to improve the credit risk of longer-term derivative contracts.

It is common, and the Company’s preferred practice, for the parties to execute a Credit Support Annex (“CSA”) in conjunction with the International Swaps and Derivatives Association Master Agreement. Under a CSA, collateral is exchanged between the parties to mitigate the market contingent counterparty risk inherent in outstanding positions.

The primary types of derivatives held by the Company include interest rate and foreign currency swap agreements, swaptions, futures, listed and over-the counter (“OTC”) equity options, foreign currency forwards and embedded derivatives, as described below.

Interest Rate and Foreign Currency Swap Agreements

As a component of its investment strategy, the Company utilizes swap agreements.  Swap agreements are agreements to exchange with a counterparty a series of cash flow payments at pre-determined intervals, based upon or calculated by reference to changes in specified interest rates (fixed or floating) or foreign currency exchange rates.  Typically, no cash is exchanged at the outset of the contract and no principal payments are made by either party, except on certain foreign currency exchange swaps.  A single net payment is usually made by one counterparty at pre-determined dates.  The net payment is recorded as a component of net derivative loss in the Company’s consolidated statement of operations.

Interest rate swaps are generally used to manage the sensitivity of the duration gap between assets and liabilities to interest rate changes or to manage the exposure to product guarantees sensitive to movements in equity market and interest rate levels related to life insurance contracts, fixed index annuities and variable annuities.

Foreign currency swaps are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

The Company has an agreement with the CARS Trust whereby the Company is the sole beneficiary of the CARS Trust.  Please refer to Note 4 of the Company’s consolidated financial statements for additional information regarding the CARS Trust.

Swaptions

The Company utilizes payer swaptions to hedge exposure to interest rate risk, typically on product guarantees.  Swaptions give the buyer the option to enter into an interest rate swap per the terms of the original swaption agreement.  A premium is paid on settlement date and no further cash transactions occur until the positions settle or expire.  At expiration, the swaption either cash settles for value, settles into an interest rate swap, or expires worthless per the terms of the original swaption agreement.  At December 31, 2011, the Company did not have any position in swaptions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Futures

Equity, interest rate and foreign exchange futures contracts, both long and short, are entered into for purposes of hedging liabilities on fixed index and variable annuity products containing guaranteed minimum death benefit and guaranteed minimum living benefit features, with cash flows based on changes in equity indices, interest rates or foreign exchange rates.  On the trade date, an initial cash margin is deposited as required by the relevant stock exchange.  Cash is subsequently exchanged daily to settle the variation margin or daily fluctuations in the underlying index.

Listed and OTC Equity Options

In addition to short futures, the Company also utilizes listed put options on major indices to hedge against stock market exposure inherent in the guaranteed minimum death benefit and living benefit features of the Company's variable annuities.  Listed options are traded on the stock exchange similar to futures.  Unlike futures, however, an up-front premium is paid to or received from the counterparty, instead of depositing an initial cash margin with the Exchange.  The Company also purchases listed and OTC call options on major indices to economically hedge its obligations under certain fixed annuity contracts, as well as enhance income on the underlying assets.  On the trade date, an initial cash margin is exchanged for listed options.  Daily cash is exchanged to settle the daily variation margin.

Foreign Currency Forwards

A foreign currency forward is an agreement between two parties to buy and sell currencies at the current market rate, for settlement at a specified future date.  Foreign currency forwards are utilized as an economic hedge against changes in foreign currencies associated with certain non-U.S. dollar denominated cash flows.

The following is a summary of the Company’s derivative positions (excluding embedded derivatives) at:

	December 31, 2011		December 31, 2010
	Number of Contracts (2)	Principal Notional	Number of Contracts (2)	Principal Notional

Interest rate contracts	78	$5,496,000	71	$5,793,500
Foreign currency contracts	16	69,507	43	393,609
Equity contracts	11,216	1,949,878	13,704	2,373,741
Credit contracts	1	20,928	1	37,400
Futures contracts (1)	(34,187)	4,747,764	(25,699)	2,918,839
Total		$12,284,077		$11,517,089

(1)
Futures contracts include interest rate, equity price and foreign currency exchange risks. The negative amount represents the Company’s net short position including (45,084) contracts and (33,683) contracts in short position and 10,897 contracts and 7,984 contracts in long position at December 31, 2011 and 2010, respectively.

(2)	Not in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

With the exception of embedded derivatives, all derivatives are carried at fair value in derivative instruments – receivable or derivative instruments – payable in the Company’s consolidated balance sheets.  Embedded derivatives related to reinsurance agreements and annuity contracts are carried at fair value in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  The following is a summary of the Company’s derivative asset and liability positions by primary risk exposure.

	At December 31, 2011		At December 31, 2010
	Asset Derivatives Fair Value (a)	Liability Derivatives Fair Value (a)	Asset Derivatives Fair Value (a)	Liability Derivatives Fair Value (a)

Interest rate contracts	$362,753	$257,719	$97,060	$329,214
Foreign currency contracts	577	3,422	32,504	3,878
Equity contracts	46,944	-	59,397	-
Credit contracts	-	17,723	-	27,341
Futures contracts	12,130	8,210	9,103	1,590
Total derivative instruments	422,404	287,074	198,064	362,023
Embedded derivatives (b)	-	1,516,277	2,896	178,069
Total	$422,404	$1,803,351	$200,960	$540,092

(a)	Amounts are presented without consideration of cross-transaction netting and collateral.
(b)	Embedded derivatives expose the Company to a combination of credit, interest rate and equity price risks.

All realized and unrealized derivative gains and losses are recorded in net derivative loss in the Company’s consolidated statements of operations.  The following is a summary of the Company’s realized and unrealized gains (losses) by derivative type for the years ended December 31:

	2011	2010	2009

Interest rate contracts	$270,885	$(122,712)	$143,402
Foreign currency contracts	(50,493)	(16,206)	(12,116)
Equity contracts	(58,110)	(26,734)	(71,865)
Credit contracts	9,619	7,008	(9,855)
Futures contracts	122,649	(217,428)	(328,595)
Embedded derivatives	(1,282,620)	226,782	239,127
Net derivative loss from continuing operations	$(988,070)	$(149,290)	$(39,902)
Net derivative income from discontinued operations	$-	$-	$216,956

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

4. INVESTMENTS (CONTINUED)

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES (CONTINUED)

Concentration of Credit Risk

Credit risk relates to the uncertainty of an obligor’s continued ability to make timely payments in accordance with the contractual terms of the instrument or contract.  With derivative instruments, the Company is primarily exposed to credit risk through its counterparty relationships.  The Company primarily manages credit risk through policies which address the quality of counterparties, contractual requirements for transacting with counterparties and collateral support agreements, and limitations on counterparty concentrations.  Exposures by counterparty and counterparty credit ratings are monitored closely.  All of the contracts are held with counterparties rated A- or higher.  As of December 31, 2011, the Company’s liability positions were linked to a total of 5 affiliated and unaffiliated counterparties, of which the largest single unaffiliated counterparty payable, net of collateral, had credit exposure of $17.7 million to the Company.  As of December 31, 2011, the Company’s asset positions were linked to a total of 11 affiliated and unaffiliated counterparties, of which the largest single unaffiliated counterparty receivable, net of collateral, had credit exposure of $3.9 million.

Credit-related Contingent Features

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. These standardized agreements include language related to the failure to pay or deliver on an obligation, bankruptcy and additional termination events, such as a credit rating falling below a stipulated level . These triggers generally result in early terminations after a grace period.

Certain counterparty relationships also may include supplementary agreements with additional triggers related to credit downgrades of the Company or its counterparty.  If the Company’s credit rating were to fall below the stipulated level, this could result in a reduction of minimum thresholds in collateral agreements or full overnight collateralization.  These impacts can frequently be mitigated, however, through re-negotiation of contractual terms.

The aggregate value of all derivative instruments with credit risk-related contingent features that were in a liability position at December 31, 2011 and 2010 was $287.1 million and $362.0 million, respectively.  At December 31, 2011, the Company was fully collateralized, substantially mitigating credit risk.

In the event of an early termination, the Company might be required to accelerate payments to counterparties, up to the current value of its net liability positions, after considering the impacts of netting at default.  If payments cannot be exchanged simultaneously at early termination, funds also will be held in escrow to facilitate settlement.  If an early termination was triggered on December 31, 2011, the Company would be expected to settle a net obligation of $79.1 million.

If counterparties are unable to meet accelerated payment obligations, the Company may also be exposed to uncollectible net asset positions, after considering the impact of netting at default.

At December 31, 2011, the Company pledged $289.6 million in U.S. Treasury securities as collateral to counterparties.  At December 31, 2011, counterparties pledged to the Company $245.1 million in collateral comprised of cash and U.S. Treasury securities.

Embedded Derivatives

The Company performs a quarterly analysis of its new contracts, agreements and financial instruments for embedded derivatives.  No embedded derivatives required bifurcation from financial assets.  However, the Company issues certain annuity contracts and enters into reinsurance agreements that contain derivatives embedded in the contract.  Upon issuing the contract, the embedded derivative is separated from the host contract (annuity contract or reinsurance agreement) and is carried at fair value.  Please refer to Note 8 of the Company’s consolidated financial statements for further information regarding derivatives embedded in reinsurance contracts; refer to Note 12 for further information regarding derivatives embedded in annuity contracts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimizes the use of unobservable inputs.

The Company has categorized its financial instruments that are carried at fair value into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

On April 1, 2009, the FASB issued additional guidance on estimating fair value when the volume and level of activity for the asset or liability have significantly decreased, as well as guidance on identifying circumstances indicating that a transaction is not orderly.  The Company reviewed its pricing sources and methodologies and has concluded that its various pricing sources and methodologies are in compliance with this guidance.  During the year ended December 31, 2011, there were no changes to these valuation techniques and the related inputs.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial assets and liabilities recorded at fair value in the Company’s consolidated balance sheets are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices and listed derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets,
b)	Quoted prices for identical or similar assets or liabilities in non-active markets,
c)	Inputs other than quoted market prices that are observable, and
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the Government, municipal bonds, structured notes and certain ABS including collateralized debt obligations, RMBS, CMBS, certain corporate debt, certain private equity investments and certain derivatives, including derivatives embedded in reinsurance contracts.

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management's assumptions about what a market participant would use in pricing the asset or liability.

Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings and certain derivatives, including certain derivatives embedded in reinsurance and annuity contracts and certain funding agreements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$55	$-	$55
Residential mortgage-backed securities	-	26,543	-	26,543
Commercial mortgage-backed securities	-	6,781	2,131	8,912
Foreign government & agency securities	-	-	-	-
U.S. states and political subdivision securities	-	221	-	221
U.S. treasury and agency securities	382,569	-	-	382,569
Corporate securities	-	977,356	6,869	984,225
Total available-for-sale fixed maturity securities	382,569	1,010,956	9,000	1,402,525

Trading fixed maturity securities:
Asset-backed securities	-	215,343	76,909	292,252
Residential mortgage-backed securities	-	593,066	120,129	713,195
Commercial mortgage-backed securities	-	619,180	63,838	683,018
Foreign government & agency securities	-	96,205	20,393	116,598
U.S. states and political subdivision securities	-	527	-	527
U.S. treasury and agency securities	327,827	7,199	1,928	336,954
Corporate securities	-	8,062,279	75,713	8,137,992
Total trading fixed maturity securities	327,827	9,593,799	358,910	10,280,536

Derivative instruments - receivable:
Interest rate contracts	-	362,753	-	362,753
Foreign currency contracts	-	577	-	577
Equity contracts	24,499	17,252	5,193	46,944
Futures contracts	12,130	-	-	12,130
Total derivative instruments - receivable	36,629	380,582	5,193	422,404

Other invested assets (1)	1,896	21,621	9,252	32,769
Short-term investments	105,895	-	-	105,895
Cash and cash equivalents	872,064	-	-	872,064
Total investments and cash	1,726,880	11,006,958	382,355	13,116,193

Separate account assets:
Mutual fund investments	21,668,110	-	-	21,668,110
Equity investments	-	-	-	-
Fixed income investments	785,438	5,236,487	16,012	6,037,937
Alternative investments	4,122	62,989	360,463	427,574
Other investments	(1,328)	-	-	(1,328)
Total separate account assets (2) (3)	22,456,342	5,299,476	376,475	28,132,293

Total assets measured at fair value on a recurring basis	$24,183,222	$16,306,434	$758,830	$41,248,486

(1)   Excludes $4.3 million of other invested assets that are not subject to FASB ASC Topic 820.
(2)  Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(3)  Excludes $648.5 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$1,071,126	$1,071,126
Guaranteed minimum accumulation benefit liability	-	-	215,598	215,598
Derivatives embedded in reinsurance contracts	-	107,965	5,193	113,158
Derivatives embedded in fixed index annuities	-	-	116,395	116,395
Total other policy liabilities (1)	-	107,965	1,408,312	1,516,277

Derivative instruments – payable:
Interest rate contracts	-	257,719	-	257,719
Foreign currency contracts	-	3,422	-	3,422
Credit contracts	-	-	17,723	17,723
Futures contracts	8,210	-	-	8,210
Total derivative instruments – payable	8,210	261,141	17,723	287,074

Other liabilities:
Bank overdrafts (2)	48,893	-	-	48,893

Total liabilities measured at fair value on a recurring basis	$57,103	$369,106	$1,426,035	$1,852,244

(1) The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2) Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

Assets Measured at Fair Value on a Nonrecurring Basis

The following table presents the Company’s categories for its assets measured at fair value on a nonrecurring basis at December 31, 2011:

	Level 1	Level 2	Level 3	Total	Total Loss
Asset
Mortgage loans	$-	$-	$79,067	$79,067	$(38,634)

At December 31, 2011, the Company determined that certain mortgage loans were impaired and as a practical expedient, measured the impairment using the fair value of the related collateral.  The fair value of the collateral was based on real estate valuations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its assets measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$704	$11	$715
Residential mortgage-backed securities	-	34,614	-	34,614
Commercial mortgage-backed securities	-	13,003	2,047	15,050
Foreign government & agency securities	-	563	-	563
U.S. states and political subdivision securities	-	214	-	214
U.S. treasury and agency securities	375,233	-	-	375,233
Corporate securities	-	1,068,399	1,135	1,069,534
Total available-for-sale fixed maturity securities	375,233	1,117,497	3,193	1,495,923

Trading fixed maturity securities:
Asset-backed securities	-	321,129	90,851	411,980
Residential mortgage-backed securities	-	834,074	88,719	922,793
Commercial mortgage-backed securities	-	737,024	82,171	819,195
Foreign government & agency securities	-	116,986	13,790	130,776
U.S. states and political subdivision securities	-	613	-	613
U.S. treasury and agency securities	737,936	8,582	1,101	747,619
Corporate securities	-	8,301,586	132,556	8,434,142
Total trading fixed maturity securities	737,936	10,319,994	409,188	11,467,118

Derivative instruments - receivable:
Interest rate contracts	-	97,060	-	97,060
Foreign currency contracts	-	32,504	-	32,504
Equity contracts	14,873	30,739	13,785	59,397
Futures contracts	9,103	-	-	9,103
Total derivative instruments - receivable	23,976	160,303	13,785	198,064

Other invested assets (1)	2,890	11,120	8,343	22,353
Short-term investments	832,739	-	-	832,739
Cash and cash equivalents	736,323	-	-	736,323
Total investments and cash	2,709,097	11,608,914	434,509	14,752,520

Separate account assets:
Mutual fund investments	21,892,209	30,517	-	21,922,726
Equity investments	188,216	277	-	188,493
Fixed income investments	317,713	5,812,900	56,323	6,186,936
Alternative investments	24,094	78,164	293,254	395,512
Other investments	900	-	-	900
Total separate account assets (2) (3)	22,423,132	5,921,858	349,577	28,694,567

Total assets measured at fair value on a recurring basis	$25,132,229	$17,530,772	$784,086	$43,447,087
(1)	Excludes $5.1 million of other invested assets that are not subject to FASB ASC Topic 820.
(2)	Pursuant to the conditions set forth in FASB ASC Topic 944, the value of separate account liabilities is set to equal the fair value of the separate account assets.
(3)	Excludes $1,814.1 million, primarily related to investment purchases payable, net of investment sales receivable, that are not subject to FASB ASC Topic 820.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The following table presents the Company’s categories for its liabilities measured at fair value on a recurring basis as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Liabilities
Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$-	$-	$2,245	$2,245
Guaranteed minimum accumulation benefit liability	-	-	49	49
Derivatives embedded in reinsurance contracts	-	41,272	-	41,272
Derivatives embedded in fixed index annuities	-	-	131,608	131,608
Total other policy liabilities (1)	-	41,272	133,902	175,174

Derivative instruments – payable:
Interest rate contracts	-	329,214	-	329,214
Foreign currency contracts	-	3,878	-	3,878
Credit contracts	-	-	27,341	27,341
Futures contracts	1,590	-	-	1,590
Total derivative instruments – payable	1,590	333,092	27,341	362,023

Other liabilities:
Bank overdrafts (2)	61,227	-	-	61,227

Total liabilities measured at fair value on a recurring basis	$62,817	$374,364	$161,243	$598,424

(1)	The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2)	Bank overdrafts are included within other liabilities in the Company’s consolidated balance sheet.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments that are measured at fair value on a recurring basis are summarized below:

Fixed maturity securities:  The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services; the remaining unpriced securities are priced using one of the remaining two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model or independent broker quotations.  CMBS securities are priced using the last sale price of the day or a broker quote, if no sales were transacted that day.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using models which take into account credit spreads for publicly-traded securities of similar credit risk, maturity, prepayment and liquidity characteristics.  A portion of privately-placed fixed maturity securities also are priced using market prices or broker quotes.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Derivative instruments - receivables and payables:  The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes and market prices.  The Company uses credit valuation adjustments (“CVAs”) to properly reflect the component of fair value of certain derivative instruments that arise from default risk.  CVAs are based on a methodology that primarily uses published credit default swap spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  When this information is not available, the Company also may utilize credit spreads implied from published bond yields or published cumulative default experience data adjusted for current trends.  CVAs may be calculated based on the credit risk of counterparties for asset positions or the Company's own credit risk for liability positions.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

Other invested assets:  This financial instrument primarily consists of equity securities.  The fair value of the Company’s equity securities is first based on quoted market prices.  Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Cash, cash equivalents and short-term investments:  The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Separate accounts, assets and liabilities:  The estimated fair value of assets held in separate accounts is based on quoted market prices.  The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Fair Value Hierarchy (continued)

Other policy liabilities:  The fair values of S&P 500 Index and other equity-linked embedded derivatives are produced using standard derivative valuation techniques.  GMAB and GMWB are considered to be derivatives under FASB ASC Topic 815 and are included in contractholder deposit funds and other policy liabilities in the Company’s consolidated balance sheets.  Consistent with the provisions of FASB ASC Topic 820, the Company incorporates risk margins and the Company’s own credit standing, as well as changes in assumptions regarding policyholder behavior, in the calculation of the fair value of embedded derivatives.

Other liabilities:  This financial instrument consists of bank overdraft balances which are due to issued checks and transmitted wires that were not cashed and processed in the Company’s bank accounts at the end of the reporting period.  Similar to cash, the carrying value for other liabilities approximates fair value due to the liquidity of the balance.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2011:

		Total realized and unrealized gains (losses)
Assets	Beginning balance	Included in earnings	Included in OCI	Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized gains (losses) (2)
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 11	$ (16)	$ 5	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-	-	-	-	-
Commercial mortgage-backed securities	2,047	(362)	446	-	-	-	-	-	-	2,131	-
Foreign government & agency securities	-	-	-	-	-	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-	-	-	-	-	-
Corporate securities	1,135	1,636	(1,653)	-	-	-	-	6,360	(609)	6,869	-
Total available-for-sale fixed maturity securities	3,193	1,258	(1,202)	-	-	-	-	6,360	(609)	9,000	-

Trading fixed maturity securities:
Asset-backed securities	90,851	(4,497)	-	-	-	-	(5,534)	14,639	(18,550)	76,909	(2,925)
Residential mortgage-backed securities	88,719	3,586	-	-	-	-	(44,230)	99,785	(27,731)	120,129	16,101
Commercial mortgage-backed securities	82,171	(1,391)	-	-	-	-	(21,896)	4,954	-	63,838	168
Foreign government & agency securities	13,790	6,603	-	-	-	-	-	-	-	20,393	8,292
U.S. states and political subdivision securities	-	-	-	-	-	-	-	-	-	-	-
U.S. treasury and agency securities	1,101	47	-	-	-	-	(431)	2,312	(1,101)	1,928	42
Corporate securities	132,556	3,602	-	-	(7,984)	-	(9,419)	32,343	(75,385)	75,713	588
Total trading fixed maturity securities	409,188	7,950	-	-	(7,984)	-	(81,510)	154,033	(122,767)	358,910	22,266

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-	-	-	-	-
Equity contracts	13,785	(4,102)	-	9,295	-	-	(13,785)	-	-	5,193	(4,102)
Futures contracts	-	-	-	-	-	-	-	-	-	-	-
Total derivative instruments– receivable	13,785	(4,102)	-	9,295	-	-	(13,785)	-	-	5,193	(4,102)

Other invested assets	8,343	(4)	-	8,859	(296)	-	-	-	(7,650)	9,252	196
Short-term investments	-	-	-	-	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-	-	-	-	-
Total investments and cash	434,509	5,102	(1,202)	18,154	(8,280)	-	(95,295)	160,393	(131,026)	382,355	18,360

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-	-	-	-	-
Equity investments	-	-	-	-	(49)	-	-	49	-	-	-
Fixed income investments	56,323	(432)	-	523,188	(530,132)	-	(7,327)	8,096	(33,704)	16,012	(515)
Alternative investments	293,254	411	-	207,717	(124,666)	-	(19,453)	3,200	-	360,463	(5,874)
Other investments	-	-	-	-	-	-	-	-	-	-	-
Total separate account assets (1)	349,577	(21)	-	730,905	(654,847)	-	(26,780)	11,345	(33,704)	376,475	(6,389)

Total assets measured at fair value on
a recurring basis	$ 784,086	$ 5,081	$ (1,202)	$ 749,059	$ (663,127)	$ -	$ (122,075)	$ 171,738	$ (164,730)	$ 758,830	$ 11,971

(1) The realized/unrealized gains and losses included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2) Included in earnings relating to instruments still held at the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2011:

		Total realized and unrealized (gains) losses
Liabilities	Beginning balance	Included in earnings	Included in OCI	Purchases	Sales	Issuances	Settlements	Transfers into level 3	Transfers out of level 3	Ending balance	Change in unrealized (gains) losses (2)

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 2,245	$ 1,068,881	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$1,071,126	$ 930,740
Guaranteed minimum accumulation benefit liability	49	215,549	-	-	-	-	-	-	-	215,598	182,268
Derivatives embedded in reinsurance contracts	-	(5,923)	-	29,753	-	-	(18,637)	-	-	5,193	(5,923)
Derivatives embedded in fixed index annuities	131,608	(15,213)	-	-	-	-	-	-	-	116,395	69,921
Total other policy liabilities (1)	133,902	1,263,294	-	29,753	-	-	(18,637)	-	-	1,408,312	1,177,006

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-	-	-	-	-
Credit contracts	27,341	(9,618)	-	-	-	-	-	-	-	17,723	(9,619)
Futures contracts	-	-	-	-	-	-	-	-	-	-	-
Total derivative instruments – payable	27,341	(9,618)	-	-	-	-	-	-	-	17,723	(9,619)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 161,243	$ 1,253,676	$ -	$ 29,753	$ -	$ -	$ (18,637)	$ -	$ -	$1,426,035	$ 1,167,387

(1) The balances are included within the contractholder deposits funds and other policy liabilities in the Company’s consolidated balance sheets.
(2) Included in earnings relating to instruments still held at the reporting date.

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2011, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains (losses) related to assets and liabilities still held at the reporting date
Net investment income	$7,946	$22,462
Net derivative loss	(1,257,778)	(1,171,489)
Net realized investment gains, excluding impairment losses on available-for-sale securities	1,258	-
Net losses	$(1,248,574)	$(1,149,027)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for assets which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized gains (losses)
Assets	Beginning balance	Included in earnings	Included in other comprehensive income	Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3 (2)	Ending balance	Change in unrealized gains (losses) included in earnings relating to instruments still held at the reporting date
Available-for-sale fixed maturity securities:
Asset-backed securities	$ 37	$ (40)	$ 14	$ -	$ -	$ 11	$ -
Residential mortgage-backed securities	-	-	-	-	-	-	-
Commercial mortgage-backed
securities	1,930	(472)	589	-	-	2,047	-
Foreign government & agency
securities	-	-	-	-	-	-	-
U.S. states and political subdivision	-	-	-	-	-	-	-
securities	-	-	-	-	-	-	-
U.S. treasury and agency securities				-
Corporate securities	7,936	(23)	53	(6,831)	-	1,135	-
Total available-for-sale fixed maturity securities	9,903	(535)	656	(6,831)	-	3,193	-

Trading fixed maturity securities:
Asset-backed securities	111,650	26,351	-	(38,060)	(9,090)	90,851	28,061
Residential mortgage-backed securities	154,551	11,159	-	(34,087)	(42,904)	88,719	24,255
Commercial mortgage-backed
securities	14,084	1,833	-	66,950	(696)	82,171	3,334
Foreign government & agency
securities	15,323	(1,533)	-	-	-	13,790	65
U.S. states and political subdivision
securities	-	-	-	-	-	-	-
U.S. treasury and agency securities	-	(13)	-	(232)	1,346	1,101	21
Corporate securities	107,886	4,805	-	(11,997)	31,862	132,556	5,111
Total trading fixed maturity securities	403,494	42,602	-	(17,426)	(19,482)	409,188	60,847

Derivative instruments – receivable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Equity contracts	8,821	-	-	4,964	-	13,785	-
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments– receivable	8,821	-	-	4,964	-	13,785	-

Other invested assets	-	(50)	900	7,493	-	8,343	(50)
Short-term investments	-	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-	-
Total investments and cash	422,218	42,017	1,556	(11,800)	(19,482)	434,509	60,797

Separate account assets:
Mutual fund investments	-	-	-	-	-	-	-
Equity investments	7	-	-	(7)	-	-	-
Fixed income investments	276,530	(11,998)	-	(91,989)	(116,220)	56,323	(4,607)
Alternative investments	267,196	12,671	-	30,021	(16,634)	293,254	12,341
Other investments	4,108	-	-	-	(4,108)	-	-
Total separate account assets (1)	547,841	673	-	(61,975)	(136,962)	349,577	7,734

Total assets measured at fair value on
a recurring basis	$ 970,059	$ 42,690	$ 1,556	$ (73,775)	$ (156,444)	$ 784,086	$ 68,531

(1)
The realized/unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities which results in a net zero impact on net income for the Company.

(2)	Transfers in and/or (out) of Level 3 during the year ended December 31, 2010 are primarily attributable to changes in the observability of inputs used to price the securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The following table shows a reconciliation of the beginning and ending balances for liabilities which are categorized as Level 3 for the year ended December 31, 2010:

		Total realized and unrealized (gains) losses
Liabilities	Beginning balance	Included in earnings	Included in other comprehensive income	Purchases, issuances, and settlements (net)	Transfers in and/or (out) of level 3	Ending balance	Change in unrealized (gains) losses included in earnings relating to instruments still held at the reporting date

Other policy liabilities:
Guaranteed minimum withdrawal benefit liability	$ 168,786	$ (319,563)	$ -	$ 153,022	$ -	$ 2,245	$ (314,652)
Guaranteed minimum accumulation benefit liability	81,669	(104,831)	-	23,211	-	49	(103,091)
Derivatives embedded in reinsurance contracts	-	-	-	-	-	-	-
Derivatives embedded in fixed index annuities	140,966	(13,153)	-	3,795	-	131,608	20,397
Total other policy liabilities (1)	391,421	(437,547)	-	180,028	-	133,902	(397,346)

Derivative instruments – payable:
Interest rate contracts	-	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-	-
Credit contracts	34,349	(7,008)	-	-	-	27,341	(7,008)
Futures contracts	-	-	-	-	-	-	-
Total derivative instruments – payable	34,349	(7,008)	-	-	-	27,341	(7,008)

Other liabilities:
Bank overdrafts	-	-	-	-	-	-	-

Total liabilities measured at fair value on a recurring basis	$ 425,770	$ (444,555)	$ -	$ 180,028	$ -	$ 161,243	$ (404,354)

(1) The balances are included within the contractholder deposit funds and other policy liabilities in the Company consolidated balance sheets.

Gains and losses related to Level 3 assets and liabilities, included in the Company’s consolidated statements of operations for the year ended December 31, 2010, are reported as follows:

	Total gains (losses) included in earnings	Change in unrealized gains related to assets and liabilities still held at the reporting date
Net investment income	$42,552	$60,797
Net derivative gains	444,555	404,354
Net realized investment losses, excluding impairment
losses on available-for-sale securities	(535)	-
Net gains	$486,572	$465,151

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2011, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	609	(6,360)	6,360	(609)
Total available-for-sale fixed maturity securities	-	-	609	(6,360)	6,360	(609)

Trading fixed maturity securities:
Asset-backed securities	-	-	18,550	(14,639)	14,639	(18,550)
Residential mortgage-backed securities	-	-	27,731	(99,785)	99,785	(27,731)
Commercial mortgage-backed securities	-	-	-	(4,954)	4,954	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	(2,312)	1,101	-	2,312	(1,101)
Corporate securities	-	-	75,385	(32,343)	32,343	(75,385)
Total trading fixed maturity securities	-	(2,312)	122,767	(151,721)	154,033	(122,767)

Derivative instruments- receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Credit contracts	-	-	-	-	-	-
Futures	-	-	-	-	-	-
Total derivative instruments-receivable	-	-	-	-	-	-

Other invested assets	-	-	7,650	-	-	(7,650)
Short-term investments	-	-	-	-	-	-
Cash and cash equivalents	-	-	-	-	-	-
Total investments and cash	-	(2,312)	131,026	(158,081)	160,393	(131,026)

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	(49)	49	-
Fixed income investments	-	-	33,704	(8,096)	8,096	(33,704)
Alternative investments	-	-	-	(3,200)	3,200	-
Other investments	-	-	-	-	-	-
Total separate account assets	-	-	33,704	(11,345)	11,345	(33,704)

Total assets measured at fair value on a
recurring basis	$-	$(2,312)	$164,730	$(169,426)	$171,738	$(164,730)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2011.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

The Company determines transfers between levels based on the fair value of each security as of the beginning of the reporting period.

During the year ended December 31, 2010, the Company transferred the following assets into (out of) Levels 1, 2 and 3:

	Level 1 Transfers		Level 2 Transfers		Level 3 Transfers
	Into	(Out of)	Into	(Out of)	Into	(Out of)
Assets
Available-for-sale fixed maturity securities:
Asset-backed securities	$-	$-	$-	$-	$-	$-
Residential mortgage-backed securities	-	-	-	-	-	-
Commercial mortgage-backed securities	-	-	-	-	-	-
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	-	-	-	-	-
Corporate securities	-	-	-	-	-	-
Total available-for-sale fixed maturity securities	-	-	-	-	-	-

Trading fixed maturity securities:
Asset-backed securities	-	-	44,458	(35,368)	35,368	(44,458)
Residential mortgage-backed securities	-	-	79,192	(36,288)	36,288	(79,192)
Commercial mortgage-backed securities	-	-	696	-	-	(696)
Foreign government & agency securities	-	-	-	-	-	-
U.S. states and political subdivision securities	-	-	-	-	-	-
U.S. treasury and agency securities	-	(1,346)	-	-	1,346	-
Corporate securities	-	-	32,579	(64,441)	64,441	(32,579)
Total trading fixed maturity securities	-	(1,346)	156,925	(136,097)	137,443	(156,925)

Derivative instruments- receivable:
Interest rate contracts	-	-	-	-	-	-
Foreign currency contracts	-	-	-	-	-	-
Equity contracts	-	-	-	-	-	-
Credit contracts	-	-	-	-	-	-
Futures contracts	-	-	-	-	-	-
Total derivative instruments-receivable	-	-	-	-	-	-

Separate account assets:
Mutual fund investments	-	-	-	-	-	-
Equity investments	-	-	-	-	-	-
Fixed income investments	-	-	116,220	-	-	(116,220)
Alternative investments	14,221	-	2,968	(555)	555	(17,189)
Other investments	4,108	-	-	-	-	(4,108)
Total separate account assets	18,329	-	119,188	(555)	555	(137,517)

Total assets measured at fair value on a
recurring basis	$18,329	$(1,346)	$276,113	$(136,652)	$137,998	$(294,442)

The Company did not change the categorization of its financial instruments during the year ended December 31, 2010.  The transfers into (out of) Level 2 and Level 3 were primarily due to changes in the level of observability of inputs used to price these securities.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

5. FAIR VALUE MEASUREMENT (CONTINUED)

Financial Instruments Not Considered at Fair Value

FASB ASC Topic 825 requires disclosure of the fair value of certain financial instruments including those that are not carried at fair value. FASB ASC Topic 825 also excludes certain insurance liabilities and other non-financial instruments from its disclosure requirements.  The fair value amounts presented herein do not include the expected interest margin (interest earnings over interest credited) to be earned in the future on investment-type products or other intangible items.  Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value to the Company.  Likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

The following table presents the carrying value and estimated fair value of the Company’s financial instruments that are not carried at fair value at:

	December 31, 2011		December 31, 2010
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value

Financial assets:
Mortgage loans	$1,457,356	$1,588,473	$1,737,528	$1,811,567
Policy loans	$603,371	$651,876	$717,408	$859,668

Financial liabilities:
Contractholder deposit funds and other policy liabilities	$9,503,446	$9,183,946	$11,944,058	$11,490,525
Debt payable to affiliates	$683,000	$683,503	$783,000	$783,000

The following methods and assumptions were used by the Company in determining the estimated fair value of the above financial instruments:

Interest receivable on the above financial instruments is stated at carrying value which approximates fair value.

Mortgage loans:  The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Policy loans:  The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Contractholder deposit funds and other policy liabilities:  The fair values of the Company’s general account insurance reserves and contractholder deposits under investment-type contracts (e.g., insurance, annuity and pension contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for all contracts being valued.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated market value.  The fair values of other deposits with future maturity dates are estimated using discounted cash flows.

Debt payable to affiliates:  The fair value of notes payable and other borrowings is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of most of the notes has the ability to call the notes at par with appropriate approvals, the fair value is equal to par value.  The note, whose issuer does not have the ability to call at par, is reported at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

6. NET REALIZED INVESTMENT GAINS (LOSSES)

The Company’s net realized investment gains (losses) on available-for-sale fixed maturity securities and other investments, excluding OTTI losses, consisted of the following for the years ended December 31:

	2011	2010	2009

Fixed maturity securities	$62,361	$34,409	$2,912
Mortgage loans	(25,573)	(10,327)	(43,148)
Real estate	(24)	2	-
Other invested assets	(136)	(170)	1,289
Sales of previously impaired assets	2,950	3,037	2,272

Net realized investment gains (losses) from continuing operations	$39,578	$26,951	$(36,675)
Net realized investment gains from discontinued operations	$-	$-	$-

7. NET INVESTMENT INCOME

The Company’s net investment income consisted of the following for the years ended December 31:

	2011	2010	2009
Trading fixed maturity securities:
Interest and other income	$613,479	$713,960	$822,599
Change in fair value and net realized gains	91,919	606,946	1,736,975
Mortgage loans	91,920	108,555	121,531
Real estate	8,455	8,645	7,735
Policy loans	(88,548)	45,054	44,862
Income ceded under funds withheld reinsurance	25,213	(75,643)	(139,168)
Other	5,916	4,150	3,948
Gross investment income	748,354	1,411,667	2,598,482
Less: Investment expenses	20,726	21,457	16,175
Net investment income from continuing operations	$727,628	$1,390,210	$2,582,307
Net investment loss from discontinued operations	$-	$-	$(24,956)

Ceded investment income on funds-withheld reinsurance portfolios is included as a component of net investment income and is accounted for consistent with the policies discussed in Note 1 of the Company’s consolidated financial statements.  Net investment income ceded and interest earned on policy loans during the year ended December 31, 2011 were decreased by a $113.3 million prior-year adjustment related to the interest rate on policy loans.  Refer to the Wealth Management section in Note 8 to the Company’s consolidated financial statements for further discussion of this adjustment.  The ceded investment income relates to the funds-withheld reinsurance agreements between the Company and certain affiliates, which is further discussed in Note 8 to the Company’s consolidated financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to its policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability from this contingency is unlikely.

The effects of the Company’s reinsurance agreements in the consolidated statements of operations were as follows:

	For the Years Ended December 31,
	2011	2010	2009

Revenues:
Premiums and annuity considerations:
Direct	$109,569	$94,869	$86,671
Assumed	36,169	47,616	52,856
Ceded	(8,318)	(6,310)	(5,281)
Net premiums and annuity considerations from continuing operations	$137,420	$136,175	$134,246
Net premiums and annuity considerations related to discontinued operations	$-	$-	$-

Net investment income:
Direct	$702,415	$1,465,853	$2,721,475
Assumed	-	-	-
Ceded (1)	25,213	(75,643)	(139,168)
Net investment income from continuing operations	$727,628	$1,390,210	$2,582,307
Net investment loss related to discontinued operations	$-	$-	$(24,956)

Fee and other income:
Direct	$743,866	$676,670	$581,868
Assumed	10	-	-
Ceded	(135,465)	(165,643)	(196,032)
Net fee and other income from continuing operations	$608,411	$511,027	$385,836
Net fee and other income related to discontinued operations	$-	$-	$(49,947)

(1)  Investment income earned (direct) and ceded during the year ended December 31, 2011 includes a decrease of $113.3 million due to an interest rate adjustment.  This adjustment did not have any impact on net investment income.  Refer to the Wealth Management section of this Note 8 for further details.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

	For the Years Ended December 31,
	2011	2010	2009

Benefits and expenses:
Interest credited:
Direct	$386,809	$491,090	$472,275
Assumed	6,260	6,879	7,801
Ceded (2)	31,139	(96,121)	(94,308)
Net interest credited from continuing operations	$424,208	$401,848	$385,768
Net interest credited related to discontinued operations	$-	$-	$34,216

Policyowner benefits:
Direct	$236,232	$409,907	$265,021
Assumed	22,915	26,189	38,313
Ceded	(124,735)	(196,302)	(192,895)
Net policyowner benefits from continuing operations	$134,412	$239,794	$110,439
Net policyowner benefits related to discontinued operations	$-	$-	$13,267

Other operating expenses:
Direct	$355,928	$333,850	$282,502
Assumed	3,314	5,079	6,129
Ceded	(8,917)	(20,759)	(40,475)
Net other operating expenses from continuing operations	$350,325	$318,170	$248,156
Net other operating expenses related to discontinued operations	$-	$-	$10,436

(2) Interest credited ceded during the year ended December 31, 2011 includes a $113.3 million interest rate adjustment decreasing ceded interest credited.  Refer to the Wealth Management section of this Note 8 for further details.

A brief discussion of the Company’s significant reinsurance agreements by business segment follows.  Refer to Note 16 for additional information regarding the Company’s business segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Wealth Management Segment

The Wealth Management segment manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of the SPWL product in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.3 billion and $1.5 billion at December 31, 2011 and 2010, respectively.  This entire block of business is reinsured on a funds-withheld coinsurance basis with SLOC, an affiliate.  Pursuant to this agreement, the Company held the following assets and liabilities at December 31:

	2011	2010
Assets
Reinsurance receivables	$1,312,989	$1,466,247

Liabilities
Contractholder deposit funds and other policy liabilities	1,342,628	1,478,459
Future contract and policy benefits	2,160	1,823
Reinsurance payable	$1,410,748	$1,555,336

The funds-withheld assets of $1.4 billion and $1.6 billion at December 31, 2011 and  2010, respectively, are comprised of fixed maturity securities, mortgage loans, policy loans, derivative instruments, and cash and cash equivalents that are managed by the Company.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $31.8 million and $14.0 million at December 31, 2011 and 2010, respectively.  The change in the fair value of this embedded derivative decreased derivative income by $17.8 million, $24.6 million, and $120.0 million for the years ended December 31, 2011, 2010 and 2009, respectively.

By reinsuring the SPWL product, the Company increased (decreased) net investment income by $48.5 million, $(49.9) million and $(126.6) million for the years ended December 31, 2011, 2010 and 2009, respectively.  The Company also increased (decreased) interest credited by $55.4 million, $(71.5) million and $(73.9) million for the years ended December 31, 2011, 2010 and 2009, respectively.

The net investment income ceded for the year ended December 31, 2011 was decreased by $113.3 million due to an interest rate adjustment processed during the year.  The interest credited ceded for year ended December 31, 2011 was decreased by $113.3 million due to policy reinstatements and interest rate adjustments processed during the year.  The adjustment was recorded to correct the Company’s prior year policy loan balances that were overstated by $113.3 million due to inaccurate interest rates applied to certain SPWL policies’ loan balances.  The adjustment did not have any impact on the interest credited and net investment income, net of reinsurances, reported in the Company’s consolidated statement of operations due to the 100% funds-withheld reinsurance agreement with SLOC noted above.  The adjustment also resulted in a $113.3 million decrease in policy loans, contractholder deposit funds and other policy liabilities, reinsurance receivable, and reinsurance payable in the Company’s consolidated balance sheet at December 31, 2011.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Individual Protection Segment

The following are the Company’s significant reinsurance agreements that impact the Individual Protection segment.

On February 11, 2009, the Company received regulatory approval and entered into a reinsurance agreement with BarbCo 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance, coinsurance with funds-withheld and a modified coinsurance basis.

Effective January 1, 2010, the Company and BarbCo 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s consolidated financial statements.

At the inception of the transaction, BarbCo 3 paid an initial ceding commission to the Company of $41.5 million and the Company recorded a reinsurance payable and related reinsurance receivable of $370.7 million and $329.2 million, respectively.  The reinsurance payable included a funds-withheld liability of $247.9 million and a deferred gain of $122.8 million.  Pursuant to this agreement, the Company held the following assets and liabilities at:

	December 31,	December 31,
	2011	2010
Assets
Reinsurance receivable	$451,397	$419,684

Liabilities
Contractholder deposit funds and other policy liabilities	507,606	465,035
Reinsurance payable	$429,914	$432,160

Reinsurance payable includes a funds-withheld liability of $324.3 million and $326.9 million at December 31, 2011 and 2010, respectively, and a deferred gain of $105.6 million and $105.3 million at December 31, 2011 and 2010, respectively.  The funds-withheld assets are managed by the Company and comprised of fixed maturity securities, policy loans, equity securities, cash and cash equivalents and related accrued income, totaling $332.5 million and $357.2 million at December 31, 2011 and 2010, respectively.  The funds-withheld coinsurance agreement gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  At December 31, 2011 and 2010, the fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $34.1 million and $24.1 million, respectively.

The change in fair value of the embedded derivative (decreased) increased derivative income by $(10.0) million and $2.2 million for the years ended December 31, 2011 and 2010, respectively.  In addition, during the years ended December 31, 2011 and 2010, the reinsurance agreement reduced revenues by $53.2 million and $24.3 million, respectively, and decreased expenses by $31.3 million and $56.2 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

8. REINSURANCE (CONTINUED)

Individual Protection Segment (continued)

The Company’s subsidiary, SLNY, has a funds-withheld reinsurance agreement with SLOC under which SLOC funds a portion of the statutory reserves (“AXXX reserves”) required by New York Regulation 147, which is substantially similar to Actuarial Guideline 38, as adopted by the NAIC, attributable to certain UL policies sold by SLNY.  Under this agreement SLNY ceded, and SLOC assumed, on a funds-withheld 90% coinsurance basis certain in-force policies at December 31, 2007.  Pursuant to this agreement, SLNY held the following assets and liabilities at December 31:

	2011	2010
Assets
Reinsurance receivable	$159,649	$133,088

Liabilities
Contractholder deposit funds and other policy liabilities	142,146	104,795
Future contract and policy benefits	33,138	21,662
Reinsurance payable	$238,180	$225,387

Reinsurance payable includes a funds-withheld liability of $194.3 million and $172.8 million at December 31, 2011 and 2010, respectively, and a deferred gain of $43.7 million and $52.6 million at December 31, 2011 and 2010, respectively.  The funds-withheld assets are managed by the Company and are comprised of trading fixed maturity securities, policy loans, equity securities, mortgage loans and related accrued income, totaling $191.2 million and $176.7 million at December 31, 2011 and 2010, respectively.  The coinsurance agreement with funds-withheld gives rise to an embedded derivative which is required to be separated from the host reinsurance contract.  The fair value of the embedded derivative increased contractholder deposit funds and other policy liabilities by $31.2 million and $3.2 million at December 31, 2011 and 2010, respectively.

The change in the fair value of this embedded derivative decreased derivative income by $28.1 million, $3.9 million and $11.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.  In addition, the activities related to the reinsurance agreement have decreased revenues by $48.8 million, $31.0 million and $29.0 million, and decreased expenses by $26.8 million, $28.0 million and $20.9 million for the years ended December 31, 2011, 2010 and 2009, respectively.

The Company has other reinsurance agreements with SLOC and several unrelated companies, which provide reinsurance for portions of the net-amount-at-risk under certain individual variable universal life, individual private placement variable universal life, bank owned life insurance (“BOLI”) and corporate owned life insurance (“COLI”) policies.  These amounts are reinsured on a monthly renewable term, a yearly renewable term or a modified coinsurance basis.  These other agreements decreased revenues by approximately $91.7 million, $134.7 million and $173.9 million and reduced expenses by approximately $79.9 million, $140.1 million and $168.5 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Group Protection Segment

SLNY has several agreements with unrelated companies whereby the unrelated companies reinsure the mortality and morbidity risks of certain of SLNY’s group contracts.

SLNY also has a reinsurance agreement, effective May 31, 2007, to assume the net risks of SLHIC’s New York issued contracts.  At December 31, 2011 and 2010, SLNY held policyholder liabilities of $25.7 million and $28.6 million, respectively, related to this agreement.  In addition, the reinsurance agreement increased revenues by $36.2 million, $47.6 million and $52.9 million for the years ended December 31, 2011, 2010 and 2009, respectively, and increased expenses by $26.2 million, $31.2 million and $44.3 million for the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9.  RETIREMENT PLANS

Effective December 31, 2009, the Company transferred all of its employees to an affiliate, Sun Life Services, with the exception of 28 employees who were transferred to SLFD, another affiliate.  As a result of this transaction, the Company transferred pension and other employee benefit liabilities, accumulated other comprehensive income related to pension and other postretirement plans, and cash to Sun Life Services.  Concurrent with this transaction, Sun Life Services became the sponsor of the retirement plans described below.  The employee transfer did not materially change the provisions of the related retirement plans.  The annual cost of these benefits to the Company is allocated and charged to the Company in a manner consistent with the allocation of employee compensation expenses.

Prior to the December 31, 2009 employee transfer, the Company sponsored two non-contributory defined benefit pension plans for its employees and certain affiliated employees.  These plans were the staff qualified pension plan (“staff pension plan”) and the staff nonqualified pension plan (“UBF plan”) (collectively, the “Pension Plans”).  Expenses were allocated to participating companies based in a manner consistent with the allocation of employee compensation expenses.  The Company's funding policies for the staff pension plan was to contribute amounts which at least satisfy the minimum amount required by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Most pension plan assets consist of separate accounts of SLOC or other insurance company contracts.

Prior to the December 31, 2009 employee transfer, the Company sponsored a postretirement benefit plan for its employees and certain affiliated employees providing certain health, dental and life insurance benefits for retired employees and dependents (the “Other Post-Retirement Benefit Plan”).  Expenses were allocated to participating companies based on the number of participants.  Substantially all employees of the participating companies may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition.  Life insurance benefits are generally set at a fixed amount.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

The following tables set forth the change in the Pension Plans’ and the Other Post-Retirement Benefit Plan’s projected benefit obligations and assets, as well as information on the plans’ funded status at December 31, 2009:

	Pension Plans	Other Post Retirement Benefit Plan
Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$270,902	$49,112
Effect of eliminating early measurement date	-	-
Service cost	2,597	1,754
Interest cost	17,434	3,218
Actuarial loss	17,861	2,344
Benefits paid	(11,066)	(2,095)
Plan amendments	-	(803)
Federal subsidy	-	121
Transfer to Sun Life Services	(297,728)	(53,651)
Projected benefit obligation at end of year	$-	$-

	Pension Plans	Other Post Retirement Benefit Plan
Change in fair value of plan assets:
Fair value of plan assets at beginning of year	$195,511	$-
Effect of eliminating early measurement date	-	-
Employer contributions	6,500	2,095
Other	1,547	-
Actual return on plan assets	49,375	-
Benefits paid	(11,066)	(2,095)
Transfer to Sun Life Services	(241,867)	-
Fair value of plan assets at end of year	$-	$-

	Pension Plans	Other Post Retirement Benefit Plan
Information on the funded status of the plan:
Funded status	$-	$-
Accrued benefit cost	$-	$-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

The following table sets forth the components of the net periodic benefit cost and the Company’s share of net periodic benefit costs related to the Pension Plans and the Other Post-Retirement Benefit Plan for the year ended December 31:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Components of net periodic cost (benefit):
Service cost	$2,597	$1,754
Interest cost	17,434	3,218
Expected return on plan assets	(15,111)	-
Amortization of transition obligation asset	(2,093)	-
Amortization of prior service cost (benefit)	337	(529)
Recognized net actuarial loss	2,782	382
Net periodic cost	$5,946	$4,825

Company's share of net periodic cost	$5,946	$3,926

For the year ended December 31, 2011, Sun Life Services allocated costs to the Company of $1.2 million and $4.4 million for the Pension Plans and Other Post-Retirement Benefit Plan, respectively.  For the year ended December 31, 2010, Sun Life Services allocated costs to the Company of $3.1 million and $4.4 million for the Pension Plans and Other Post-Retirement Benefit Plan, respectively.

The following table shows changes in the Company’s AOCI related to the Pension Plans and the Other Post-Retirement Benefit Plan for the following years:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Net actuarial (gain) loss arising during the year	$(16,402)	$2,344
Net actuarial (loss) gain recognized during the year	(2,782)	(382)
Prior service cost arising during the year	-	(803)
Prior service cost recognized during the year	(337)	529
Transition asset recognized during the year	2,093	-
Transition asset arising during the year	-	-
Total recognized in AOCI	(17,428)	1,688
Tax effect	6,100	(591)
Total recognized in AOCI, net of tax	$(11,328)	$1,097

Total recognized in net periodic (benefit) cost and other comprehensive (loss) income, net of tax	$(7,463)	$3,648

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

Effective December 31, 2009, the Company transferred to Sun Life Services the following AOCI related to the Pension Plans and the Other Post-Retirement Benefit Plan:

	Pension Plans	Other Post Retirement Benefit Plan	Total
Transfer of actuarial loss to affiliate	$(67,343)	$(7,525)	$(74,868)
Transfer of prior service (cost)/credit to affiliate	(3,772)	4,164	392
Transfer of transition asset to affiliate	1,495	-	1,495
Total AOCI transferred to affiliate	(69,620)	(3,361)	(72,981)
Tax effect	24,367	1,176	25,543
Total AOCI, net of tax, transferred to affiliate	$(45,253)	$(2,185)	$(47,438)

Assumptions

Weighted average assumptions used to determine benefit obligations for the Pension Plans and the Other Post-Retirement Benefit Plan were as follows:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Discount rate	6.10%	6.10%
Rate of compensation increase	3.75%	n/a

Weighted average assumptions used to determine net (benefit) cost for the Pension Plans and the Other Post-Retirement Benefit Plan were as follows:

	Pension Plans	Other Post Retirement Benefit Plan
	2009	2009
Discount rate	6.50%	6.50%
Expected long term return on plan assets	7.75%	n/a
Rate of compensation increase	3.75%	n/a

The expected long-term rate of return on plan assets is calculated by taking the weighted average return expectations based on the long-term return expectations and investment strategy, adjusted for the impact of rebalancing.  The difference between actual and expected returns is recognized as a component of unrecognized gains/losses, which is recognized over the average remaining lifetime of inactive participants or the average remaining service lifetime of active participants in the plan, as provided by accounting standards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

9. RETIREMENT PLANS (CONTINUED)

Cash Flow

The Company contributed $6.5 million and $1.5 million to the staff pension plan and the UBF plan in 2009, respectively.

Savings and Investment Plan

Effective December 31, 2009, Sun Life Services sponsors a savings plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and in which substantially all employees of at least age 21 at date of hire are eligible to participate.  Prior to December 31, 2009, the Company sponsored the 401(k) Plan.  Employee contributions, up to specified amounts, are matched by Sun Life Services under the 401(k) Plan.

The 401(k) Plan also includes a retirement investment account that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Sun Life Services contributes a percentage of the participant’s eligible compensation determined under the following chart based on the sum of the participant’s age and service on January 1 of the applicable plan year.

Age Plus Service	Company Contribution
Less than 40	3%
At least 40 but less than 55	5%
At least 55	7%

For RIA participants who were at least age 40 on January 1, 2006 and whose age plus service on January 1, 2006 equaled or exceeded 45, the Company contributed to the RIA from January 1, 2006 through December 31, 2009, and Sun Life Services contributes to the RIA from January 1, 2010 through December 31, 2015, a percentage of the participant’s eligible compensation determined under the following chart based on the participant’s age and service on January 1, 2006.

	Service
Age	Less than 5 years	5 or more years
At least 40 but less than 43	3.0%	5.0%
At least 43 but less than 45	3.5%	5.5%
At least 45	4.5%	6.5%

The amount of the 2009 employer contributions under the 401(k) Plan for the Company and its affiliates was $25.2 million.  Amounts are allocated to affiliates based upon their respective employees’ contributions.  The Company’s portion of the expense was $14.2 million for the year ended December 31, 2009.  For the years ended December 31, 2011 and 2010, Sun Life Services allocated $16.3 million and $17.4 million to the Company, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES

The Company accounts for current and deferred income taxes in the manner prescribed by FASB ASC Topic 740.  A summary of the components of income tax (benefit) expense in the consolidated statements of operations for the years ended December 31 is as follows:

	2011	2010	2009
Income tax (benefit) expense:
Current	$(30,769)	$(78,166)	$40,092
Deferred	(49,932)	149,377	295,557

Total income tax (benefit) expense related to
continuing operations	$(80,701)	$71,211	$335,649
Total income tax expense related to
discontinued operations	$-	$-	$40,690

Federal income taxes attributable to the Company’s consolidated operations are different from the amounts determined by multiplying income before federal income taxes by the expected federal income tax rate of 35%.  The following is a summary of the differences between the expected income tax (benefit) expense at the prescribed U.S. federal statutory income tax rate and the total amount of income tax (benefit) expense that the Company has recorded.

	2011	2010	2009

Expected federal income tax expense	$(64,336)	$71,920	$424,261
Low income housing tax credits	(1,885)	(2,028)	(3,880)
Separate account dividends received deduction	(14,702)	(14,702)	(16,232)
Prior year adjustments/settlements	(968)	5,243	1,320
Valuation allowance-capital losses	-	-	(69,670)
Goodwill impairment	2,450	11,559	-
Adjustments to tax contingency reserves	-	305	1,605
Other items	(1,265)	(1,358)	(1,949)

Federal income tax (benefit) expense	(80,706)	70,939	335,455
State income tax expense	5	272	194

Total income tax (benefit) expense related to
continuing operations	$(80,701)	$71,211	$335,649
Total income tax expense related to
discontinued operations	$-	$-	$40,690

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The net deferred tax asset represents the tax effects of temporary differences between the carrying amounts of assets and liabilities used for financial reporting purposes and the amounts used for income tax purposes.  The components of the Company’s net deferred tax asset as of December 31 were as follows:

	2011	2010
Deferred tax assets:
Actuarial liabilities	$689,286	$155,285
Tax loss carryforwards	251,591	347,172
Investments, net	79,417	188,110
Goodwill and other impairments	34,573	47,303
Other	15,897	74,218
Gross deferred tax assets	1,070,764	812,088
Valuation allowance	-	-
Total deferred tax assets	1,070,764	812,088

Deferred tax liabilities:
Deferred policy acquisition costs	(622,388)	(417,791)
Total deferred tax liabilities	(622,388)	(417,791)

Net deferred tax asset	$448,376	$394,297

Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.

The Company’s net deferred tax asset at December 31, 2011 and 2010 was comprised of gross deferred tax assets and gross deferred tax liabilities.  The gross deferred tax asset was primarily related to unrealized investment security losses, actuarial liabilities and net operating loss (“NOL”) carryforwards, as well as a capital loss carryforward generated in 2009.  At December 31, 2011, the Company had $698.9 million of NOL carryforwards and $20.0 million of capital loss carryforward.  At December 31, 2010, the Company had $958.2 million of NOL carryforwards and $33.7 million of capital loss carryforward.  If not utilized, the NOL carryforwards will begin to expire in 2023 and the capital loss carryforward will expire in 2014.  The Company’s net deferred tax asset was $448.4 million and $394.3 million at December 31, 2011 and 2010, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The Company performs the required recoverability (realizability) test in terms of its ability to realize its recorded net deferred tax asset.  In making this determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax planning strategies and recent financial operations.  In projecting future taxable income and sources of capital gains, the Company utilizes historical and current operating results and incorporates assumptions including the amount of future federal and state pre-tax operating income, the reversal of temporary differences, and the implementation of prudent and feasible tax planning strategies.

During the year ended December 31, 2011, no valuation allowance was recorded against the deferred tax asset for investment losses.  The Company believes that it is more likely than not that the deferred tax asset related to impairment losses will be realized due to tax planning strategies related to certain mortgage-backed securities, the Company’s intent and ability to hold the related investment securities to maturity, and other tax planning strategies.  For the remaining unrealized losses, the Company believes that it is more likely than not that the related deferred tax asset will be realized due to the Company’s intent and ability to hold the related investment securities to recovery of amortized cost.

FASB ASC Topic 740 establishes a comprehensive reporting model which addresses how a business entity should recognize, measure, present and disclose uncertain tax positions that the entity has taken or plans to take on a tax return.

The liability for unrecognized tax benefits (“UTBs”) related to permanent and temporary tax adjustments, exclusive of interest, was $32.9 million, $31.2 million and $42.0 million at December 31, 2011, 2010 and 2009, respectively.  Of the $32.9 million, $1.6 million represents the amount of UTBs that, if recognized, would favorably affect the Company’s effective income tax rate in future periods, exclusive of any related interest.

The net increase (decreases) in the tax liability for UTBs of $1.7 million, $(10.8) million and $(8.7) million in the years ended December 31, 2011, 2010 and 2009, respectively, resulted from the following:

	2011	2010	2009
Balance at January 1	$31,217	$41,989	$50,679
Gross increases related to tax positions in prior years	13,855	23,214	7,950
Gross decreases related to tax positions in prior years	(4,472)	(16,170)	(16,640)
Settlements	(7,659)	(20,187)	-
Close of tax examinations/statutes of limitations	-	2,371	-

Balance at December 31	$32,941	$31,217	$41,989

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

10. FEDERAL INCOME TAXES (CONTINUED)

The Company has elected to recognize interest and penalties accrued related to UTBs in interest expense (income).  During the years ended December 31, 2011, 2010 and 2009, the Company recognized $2.6 million, $6.4 million and $(9.0) million, respectively, in gross interest expense (income) related to UTBs.  The Company had approximately $9.2 million and $6.6 million of interest accrued at December 31, 2011 and 2010, respectively.  During 2010, the Company settled interest assessments of $4.6 million with the Internal Revenue Service (the “IRS”) for the 2001 and 2002 tax years.  The Company did not accrue any penalties.

While the Company expects the amount of unrecognized tax liabilities to change in the next twelve months, it does not expect the change to have a significant impact on its results of operations or financial position.

The Company files federal income tax returns and income tax returns in various state and local jurisdictions.  With few exceptions, the Company is no longer subject to examinations by the tax authorities in these jurisdictions for tax years before 2003.  In August 2006, the IRS issued a Revenue Agent’s Report for the Company’s 2001 and 2002 tax years.  The Company disagreed with some of the proposed adjustments, filed a protest, and the case was assigned to the Appeals division of the IRS (“Appeals”).  A settlement was reached and formally approved by the Company on January 11, 2010.   The effects of the settlement are in line with previous expectations and had no material impact on the Company’s consolidated financial statements.

On August 4, 2011, the IRS held an Opening Conference with the Company for the audit of the tax years 2007-2009.  The Company is in the process of responding to the IRS requests for information. The Company also provided a disclosure letter to the IRS on September 21, 2011, informing the IRS of potential issues in the tax years under audit.

On January 6, 2011, the IRS issued a Revenue Agent’s Report for the Company for tax years 2005 and 2006.  The Company disagrees with some of the issues and is in the process of filing a protest.  While the final outcome of the appeal and ongoing tax examinations is not determinable, the Company has adequate liabilities accrued and does not believe that any adjustments would be material to its financial position.

In October 2008, the IRS issued a Revenue Agent’s Report for the Company’s tax years 2003 and 2004.  The Company disagreed with some of the adjustments and filed a protest, which was assigned to Appeals in 2009.  On May 27, 2010, the IRS held an opening conference for the 2003 and 2004 Appeals.  The Company is involved in discussions with the IRS to reach a resolution.

The Company will file a consolidated federal income tax return with SLC – U.S. Ops Holdings for the  year ended December 31, 2011, as the Company did for the years ended December 31, 2010 and 2009.

Effective December 31, 2009, the Company paid a dividend of all of the issued and outstanding common stock of Sun Life Vermont to the Parent.  Sun Life Vermont continues to be included in the consolidated federal income tax return of the Parent after 2009.

The Company makes or receives payments under certain tax sharing agreements with SLC – U.S. Ops Holdings.  Under these agreements, such payments are determined based upon the Company’s stand-alone taxable income (as if it were filing as a separate company) and based upon the SLC – U.S. Ops Holdings consolidated group’s overall taxable position.  Under the terms of the tax sharing agreements, deferred tax assets for tax attributes are realized by the Company when the tax attributes are utilized by the consolidated group.  The Company received income tax refunds of $21.0 million and $107.1 million in 2011 and 2010, respectively, and made income tax payments of $21.1 million in 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

11. LIABILITY FOR UNPAID CLAIMS AND CLAIMS ADJUSTMENT EXPENSES

Activity in the liability for unpaid claims and claims adjustment expenses, which is related to the Company’s and its subsidiaries’ group life, group disability insurance, group dental and group stop loss products is summarized below:

	2011	2010	2009

Balance at January 1	$76,181	$72,953	$71,316
Less: reinsurance recoverable	(7,316)	(5,710)	(5,347)
Net balance at January 1	68,865	67,243	65,969
Incurred related to:
Current year	73,573	83,384	86,905
Prior years	468	(1,823)	(5,817)
Total incurred	74,041	81,561	81,088
Paid losses related to:
Current year	(46,861)	(54,312)	(58,598)
Prior years	(22,618)	(25,627)	(21,216)
Total paid	(69,479)	(79,939)	(79,814)

Balance at December 31	80,594	76,181	72,953
Less: reinsurance recoverable	(7,167)	(7,316)	(5,710)
Net balance at December 31	$73,427	$68,865	$67,243

The Company regularly updates its estimates of liabilities for unpaid claims and claims adjustment expenses as new information becomes available and events occur which may impact the resolution of unsettled claims.  Changes in prior estimates are recorded in results of operations in the year such changes are made.  As a result of changes in estimates of insured events in prior years, the liability for unpaid claims and claims adjustment expenses increased (decreased) by $0.5 million, $(1.8) million and $(5.8) million, during the years ended December 31, 2011, 2010 and 2009, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES

The Company offers various guarantees to certain policyholders, including a return of no less than (a) total deposits made on the contract, adjusted for any customer withdrawals, (b) total deposits made on the contract, adjusted for any customer withdrawals, plus a minimum return, or (c) the highest contract value on a specified anniversary date, minus any customer withdrawals following the contract anniversary.  These guarantees include benefits that are payable in the event of death, upon annuitization, or at specified dates during the accumulation period of an annuity.

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2011:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$20,437,429	$2,074,633	66.1
Minimum income	$134,076	$64,600	63.0
Minimum accumulation or withdrawal	$13,633,969	$841,197	63.7

The table below represents information regarding the Company’s variable annuity contracts with guarantees at December 31, 2010:

Benefit Type	Account Balance	Net Amount at Risk (1)	Average Attained Age
Minimum death	$20,061,043	$1,742,139	66.0
Minimum income	$179,878	$59,322	62.2
Minimum accumulation or withdrawal	$12,233,731	$152,571	63.2

(1) Net amount at risk represents the excess of the guaranteed benefits over account balance for contracts that have an account value less than the guarantee.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

The following roll-forward summarizes the change in reserve for the Company’s GMDBs and GMIBs for the year ended December 31, 2011:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2011	$123,605	$14,630	$138,235

Benefit Ratio Change /
Assumption Changes	23,491	4,443	27,934
Incurred guaranteed benefits	27,116	1,257	28,373
Paid guaranteed benefits	(39,513)	(1,155)	(40,668)
Interest	9,072	916	9,988

Balance at December 31, 2011	$143,771	$20,091	$163,862

The following roll-forward summarizes the change in reserve for the Company’s GMDBs and GMIBs for the year ended December 31, 2010:

	Guaranteed Minimum Death Benefit	Guaranteed Minimum Income Benefit	Total
Balance at January 1, 2010	$96,267	$10,058	$106,325

Benefit Ratio Change /
Assumption Changes	28,724	6,519	35,243
Incurred guaranteed benefits	28,481	1,434	29,915
Paid guaranteed benefits	(37,767)	(4,207)	(41,974)
Interest	7,900	826	8,726

Balance at December 31, 2010	$123,605	$14,630	$138,235

The liability for death and income benefit guarantees is established equal to a benefit ratio, multiplied by the cumulative contract charges earned, plus accrued interest less contract benefit payments.  The benefit ratio is calculated as the estimated present value of all expected contract benefits divided by the present value of all expected contract charges.  The benefit ratio may be in excess of 100%.  For guarantees in the event of death, benefits represent the current guaranteed minimum death payments in excess of the current account balance.  For guarantees at annuitization, benefits represent the present value of the minimum guaranteed annuity benefits in excess of the current account balance.

Projected benefits and assessments used in determining the liability for contract guarantees are developed using a projection model and stochastic scenarios.  Underlying assumptions for the liability related to income benefits include assumed future annuitization elections based upon factors such as eligibility conditions and the annuitant’s attained age.

The liability for guarantees is re-calculated and adjusted regularly.  Changes to the liability balance are recorded as a charge or credit to policyowner benefits.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

12. LIABILITIES FOR CONTRACT GUARANTEES (CONTINUED)

GMABs and GMWBs are considered to be derivatives under FASB ASC Topic 815 and are recorded at fair value through earnings.  The Company records GMAB and GMWB assets or liabilities in its consolidated balance sheets as part of contractholder deposit funds and other policy liabilities.  The net balance of GMABs and GMWBs constituted a liability in the amount of $1,286.8 million and $2.3 million at December 31, 2011 and 2010, respectively.  The Company includes the following unobservable inputs in its calculation of the embedded derivative:

Actively-Managed Volatility Adjustments – This component incorporates the basis differential between the observable implied volatilities for each index and the actively-managed funds underlying the variable annuity product.  The adjustment is based upon historical actively-managed fund volatilities and historical weighted-average index volatilities.

Credit Standing Adjustment – This component makes an adjustment that market participants would make to reflect the non-performance risk associated with the embedded derivatives.  The adjustment is based upon the published credit spread for A-rated corporate bonds, which have ratings that are equivalent to the rating of the Company.

Behavior Risk Margin – This component adds a margin that market participants would require for the risk that the Company’s best estimate policyholder behavior assumptions could differ from actual experience.  This risk margin is determined by taking the difference between the fair value based on adverse policyholder behavior assumptions and the fair value based on best estimate policyholder behavior assumptions, using assumptions the Company believes market participants would use in developing risk margins.

13. DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENT ASSET

The following roll-forward summarizes the change in DAC asset and SIA for the years ended December 31:

	2011	2010
Balance at January 1	$1,682,559	$2,173,642
Acquisition costs deferred	244,659	241,182
Amortized to expense during the year (1)	279,668	(732,265)
Balance at December 31	$2,206,886	$1,682,559

(1)	Includes interest, unlocking and loss recognition.

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the deferral and amortization methodologies related to DAC asset and SIA.  The Company tested its DAC asset and SIA for future recoverability and determined that the assets were not impaired at December 31, 2011.

During the year ended December 31, 2011, the Company recorded a negative amortization increasing its DAC asset and SIA by $770.2 million.  The negative amortization related to a decrease in actual gross profit which was due to a $1.3 billion increase in the fair value of GMAB and GMWB liabilities related to certain variable annuity products.  The increase in DAC asset and SIA was offset by an unlocking adjustment decreasing DAC asset and SIA by $575.2 million.  The unlocking adjustment recorded in 2011 was due to the total present value of the gross profit for the largest cohort of the Company’s fixed annuities, which was negative at December 31, 2011 resulting in decrease in DAC asset and SIA.

The Company wrote down DAC asset and SIA by $21.0 million and $126.0 million as a result of loss recognition related to certain annuity products for the years ended December 31, 2011 and 2010, respectively.  Of the $21.0 million charge for loss recognition in 2011, $18.3 million related to DAC and was reported as amortization of DAC.  The remaining $2.7 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.  Of the $126.0 million charge for loss recognition in 2010, $117.7 million related to DAC and was reported as amortization of DAC.  The remaining $8.3 million related to SIA and was reported as a component of interest credited in the Company’s consolidated statement of operations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

14. VALUE OF BUSINESS AND CUSTOMER RENEWALS ACQUIRED

The following roll-forward summarizes the change in VOBA and VOCRA for the years ended December 31:

	2011	2010
Balance at January 1	$134,985	$168,845
Amortized to expense during the year	(28,898)	(33,860)
Balance at December 31	$106,087	$134,985

Refer to Note 1 of the Company’s consolidated financial statements for information regarding the amortization methodologies related to VOBA and VOCRA.  The Company tested its VOBA and VOCRA assets for future recoverability and determined that the assets were not impaired at December 31, 2011.

The Company tested the VOCRA asset for impairment in the fourth quarter of 2009 and determined that the fair value was lower than its carrying value.  Accordingly, the Company decreased the carrying value of VOCRA and recorded an impairment charge of $2.6 million for the year ended December 31, 2009.  The impairment charge is included in amortization expense in the consolidated statements of operations and is allocated in the Group Protection segment.

15. CONSOLIDATING FINANCIAL INFORMATION

The following consolidating financial statements are provided in compliance with Regulation S-X of the SEC and in accordance with SEC Rule 12h-5.

The products of the Company’s wholly-owned subsidiary, SLNY, include, among other products, combination fixed and variable annuity contracts (the “Contracts”) in the State of New York.  These Contracts contain a fixed investment option, where interest is paid at a guaranteed rate for a specified period of time, and withdrawals made before the end of the specified period may be subject to a market value adjustment that can increase or decrease the amount of the withdrawal proceeds (the “fixed investment option period”).  Effective September 27, 2007, the Company provided a full and unconditional guarantee (the “guarantee”) of SLNY’s obligation related to the fixed investment option period related to Contracts currently in-force or sold on or after that date.  The guarantee relieved SLNY of its obligation to file annual, quarterly, and current reports with the SEC on Form 10-K, Form 10-Q and Form 8-K.

In the following presentation of consolidating financial statements, the term "SLUS as Parent" is used to denote the Company as a standalone entity, isolated from its subsidiaries and the term “Other Subs” is used to denote the Company's other subsidiaries, with the exception of SLNY.  All consolidating financial statements are presented in thousands.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$20,524	$116,896	$-	$-	$137,420
Net investment income (1)	608,647	115,412	3,569	-	727,628
Net derivative loss	(873,518)	(114,552)	-	-	(988,070)
Net realized investment gains (losses), excluding impairment losses on available-for- sale securities	35,284	5,328	(1,034)	-	39,578
Other-than-temporary impairment losses (2)	(71)	-	-	-	(71)
Fee and other income	565,075	42,276	13,889	(12,829)	608,411

Total revenues	355,941	165,360	16,424	(12,829)	524,896

Benefits and Expenses

Interest credited	370,024	53,074	1,110	-	424,208
Interest expense	47,170	-	-	-	47,170
Policyowner benefits	66,426	67,733	253	-	134,412
Amortization of DAC, VOBA and VOCRA	(214,767)	(32,634)	-	-	(247,401)
Other operating expenses	298,518	51,234	13,402	(12,829)	350,325

Total benefits and expenses	567,371	139,407	14,765	(12,829)	708,714

(Loss) income before income tax (benefit) expense	(211,430)	25,953	1,659	-	(183,818)

Income tax (benefit) expense	(89,089)	7,947	441	-	(80,701)
Equity in the net income of subsidiaries	19,224	-	-	(19,224)	-

Net (loss) income	$(103,117)	$18,006	$1,218	$(19,224)	$(103,117)

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading investments of $152.4 million and $34.2 million, respectively, for the year ended December 31, 2011.  Other Subs’ net investment income does not include trading investments.

(2)	SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2011 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$16,680	$119,495	$-	$-	$136,175
Net investment income (1)	1,269,106	118,138	2,966	-	1,390,210
Net derivative (loss) income	(161,975)	12,685	-	-	(149,290)
Net realized investment gains (losses), excluding impairment losses on available-for-sale securites	26,848	827	(724)	-	26,951
Other-than-temporary impairment losses (2)	(735)	(150)	-	-	(885)
Fee and other income	481,606	19,433	9,988	-	511,027

Total revenues	1,631,530	270,428	12,230	-	1,914,188

Benefits and Expenses

Interest credited	342,977	57,924	947	-	401,848
Interest expense	51,334	455	-	-	51,789
Policyowner benefits	161,979	77,590	225	-	239,794
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Other operating expenses	268,798	39,938	9,434	-	318,170

Total benefits and expenses	1,431,984	266,113	10,606	-	1,708,703

Income before income tax expense	199,546	4,315	1,624	-	205,485

Income tax expense	69,993	643	575	-	71,211
Equity in the net income of subsidiaries	4,721	-	-	(4,721)	-
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274

(1)
SLUS as Parent’s and SLNY’s net investment income includes an increase in market value of trading investments of $640.2 million, and $34.0 million, respectively, for the year ended December 31, 2010.  Other Subs’ net investment income does not include trading investments.

(2)	SLUS as Parent’s and SLNY’s OTTI losses for the year ended December 31, 2010 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Operations
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Revenues

Premiums and annuity considerations	$14,374	$119,872	$-	$-	$134,246
Net investment income (1)	2,345,022	233,216	4,069	-	2,582,307
Net derivative (loss) income	(62,600)	22,698	-	-	(39,902)
Net realized investment losses, excluding impairment losses on available-for-sale securites	(30,129)	(2,815)	(3,731)	-	(36,675)
Other-than-temporary impairment losses (2)	(4,450)	(181)	(203)	-	(4,834)
Fee and other income	375,570	5,103	5,163	-	385,836

Total revenues	2,637,787	377,893	5,298	-	3,020,978

Benefits and Expenses

Interest credited	336,754	47,855	1,159	-	385,768
Interest expense	39,035	745	-	-	39,780
Policyowner benefits	36,409	78,231	(4,201)	-	110,439
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Other operating expenses	201,205	42,368	4,583	-	248,156
Total benefits and expenses	1,530,532	276,731	1,541	-	1,808,804

Income before income tax expense	1,107,255	101,162	3,757	-	1,212,174

Income tax expense	305,150	29,650	849	-	335,649
Equity in the net income of subsidiaries	179,391	-	-	(179,391)	-
Net income from continuing operations	981,496	71,512	2,908	(179,391)	876,525
Income from discontinued operations, net of tax	-	-	104,971	-	104,971

Net income	$981,496	$71,512	$107,879	$(179,391)	$981,496

(1)
SLUS as Parent’s, SLNY’s and Other Subs’ net investment income includes an increase in market value of trading investments of $1,913.3 million, $173.4 million and $0.0 million, respectively, for the year ended December 31, 2009.

(2)	SLUS as Parent’s, SLNY’s and Other Subs’ OTTI losses for the year ended December 31, 2009 represent impairments related to credit loss.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassifications	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,092,686	$239,776	$70,063	$-	$1,402,525
Trading fixed maturity securities, at fair value	8,633,690	1,646,846	-	-	10,280,536
Mortgage loans	1,269,140	153,987	34,229	-	1,457,356
Derivative instruments – receivable	422,404	-	-	-	422,404
Limited partnerships	34,088	-	-	-	34,088
Real estate	192,166	-	31,648	-	223,814
Policy loans	582,080	1,116	20,175	-	603,371
Other invested assets	32,735	4,340	-	-	37,075
Short-term investments	104,895	1,000	-	-	105,895
Cash and cash equivalents	793,146	63,168	15,750	-	872,064
Investment in subsidiaries	592,180	-	-	(592,180)	-
Total investments and cash	13,749,210	2,110,233	171,865	(592,180)	15,439,128

Accrued investment income	146,021	21,994	1,746	-	169,761
Deferred policy acquisition costs and sales inducement asset	2,038,342	168,544	-	-	2,206,886
Value of business and customer renewals acquired	102,670	3,417	-	-	106,087
Net deferred tax asset	437,558	7,391	3,427	-	448,376
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	4,589	503	-	-	5,092
Reinsurance receivable	2,061,777	175,928	101	-	2,237,806
Other assets	90,384	28,103	1,194	(356)	119,325
Separate account assets	26,082,352	1,365,026	36,412	-	27,483,790

Total assets	$44,712,903	$3,888,438	$214,745	$(592,536)	$48,223,550

LIABILITIES

Contractholder deposit funds and other policy liabilities	$11,981,712	$1,620,152	$24,661	$-	$13,626,525
Future contract and policy benefits	775,812	133,924	296	-	910,032
Payable for investments purchased	690	40	-	-	730
Accrued expenses and taxes	41,202	8,594	427	(356)	49,867
Debt payable to affiliates	683,000	-	-	-	683,000
Reinsurance payable	1,848,776	251,311	37	-	2,100,124
Derivative instruments – payable	287,074	-	-	-	287,074
Other liabilities	269,518	55,279	14,844	-	339,641
Separate account liabilities	26,082,352	1,365,026	36,412	-	27,483,790

Total liabilities	41,970,136	3,434,326	76,677	(356)	45,480,783

STOCKHOLDER’S EQUITY

Common stock	$6,437	$2,100	$2,542	$(4,642)	$6,437
Additional paid-in capital	3,629,228	389,963	113,397	(503,360)	3,629,228
Accumulated other comprehensive income	38,851	9,655	3,446	(13,101)	38,851
(Accumulated deficit) retained earnings	(931,749)	52,394	18,683	(71,077)	(931,749)

Total stockholder’s equity	2,742,767	454,112	138,068	(592,180)	2,742,767

Total liabilities and stockholder’s equity	$44,712,903	$3,888,438	$214,745	$(592,536)	$48,223,550

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Balance Sheets at December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company
ASSETS

Investments
Available-for-sale fixed maturity securities, at fair value	$1,193,875	$246,944	$55,104	$-	$1,495,923
Trading fixed maturity securities, at fair value	9,911,284	1,555,834	-	-	11,467,118
Mortgage loans	1,531,545	176,518	29,465	-	1,737,528
Derivative instruments – receivable	198,064	-	-	-	198,064
Limited partnerships	41,622	-	-	-	41,622
Real estate	161,800	-	52,865	-	214,665
Policy loans	695,607	1,217	20,584	-	717,408
Other invested assets	19,588	7,868	-	-	27,456
Short-term investments	813,745	18,994	-	-	832,739
Cash and cash equivalents	647,579	72,978	15,766	-	736,323
Investment in subsidiaries	559,344	-	-	(559,344)	-
Total investments and cash	15,774,053	2,080,353	173,784	(559,344)	17,468,846

Accrued investment income	165,841	21,130	1,815	-	188,786
Deferred policy acquisition costs and sales inducement asset	1,571,768	110,791	-	-	1,682,559
Value of business and customer renewals acquired	130,546	4,439	-	-	134,985
Net deferred tax asset	378,078	12,057	4,162	-	394,297
Goodwill	-	7,299	-	-	7,299
Receivable for investments sold	5,166	162	-	-	5,328
Reinsurance receivable	2,184,487	162,522	77	-	2,347,086
Other assets	93,755	31,729	2,918	(2,873)	125,529
Separate account assets	25,573,382	1,265,464	41,575	-	26,880,421

Total assets	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

LIABILITIES

Contractholder deposit funds and other policy liabilities	$12,991,306	$1,577,556	$24,366	$-	$14,593,228
Future contract and policy benefits	732,368	116,946	200	-	849,514
Payable for investments purchased	44,723	104	-	-	44,827
Accrued expenses and taxes	49,224	4,612	1,665	(2,873)	52,628
Debt payable to affiliates	783,000	-	-	-	783,000
Reinsurance payable	1,995,083	236,718	34	-	2,231,835
Derivative instruments – payable	362,023	-	-	-	362,023
Other liabilities	193,363	66,118	25,575	-	285,056
Separate account liabilities	25,573,382	1,265,464	41,575	-	26,880,421

Total liabilities	42,724,472	3,267,518	93,415	(2,873)	46,082,532

STOCKHOLDER’S EQUITY

Common stock	6,437	2,100	2,542	(4,642)	6,437
Additional paid-in capital	3,928,246	389,963	108,450	(498,413)	3,928,246
Accumulated other comprehensive income	46,553	1,977	1,707	(3,684)	46,553
(Accumulated deficit) retained earnings	(828,632)	34,388	18,217	(52,605)	(828,632)

Total stockholder’s equity	3,152,604	428,428	130,916	(559,344)	3,152,604

Total liabilities and stockholder’s equity	$45,877,076	$3,695,946	$224,331	$(562,217)	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net (loss) income	$(103,117)	$18,006	$1,218	$(19,224)	$(103,117)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Net amortization of premiums on investments	39,398	7,170	1,040	-	47,608
Amortization of DAC, VOBA and VOCRA	(214,767)	(32,634)	-	-	(247,401)
Depreciation and amortization	8,860	311	841	-	10,012
Net losses on derivatives	846,426	114,552	-	-	960,978
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(35,213)	(5,328)	1,034	-	(39,507)
Net increase in fair value of trading investments	(152,403)	(34,163)	-	-	(186,566)
Net realized losses (gains) on trading investments	100,143	(5,503)	-	-	94,640
Undistributed income on private equity limited partnerships	(2,883)	-	-	-	(2,883)
Interest credited to contractholder deposits	370,024	53,074	1,110	-	424,208
Deferred federal income taxes	(50,262)	532	(202)	-	(49,932)
Equity in net income of subsidiaries	(19,224)	-	-	19,224	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(206,151)	(18,963)	-	-	(225,114)
Accrued investment income	19,820	(864)	69	-	19,025
Net change in reinsurance receivable/payable	63,424	6,108	(21)	-	69,511
Future contract and policy benefits	43,444	16,978	96	-	60,518
Other, net	(20,765)	338	(11,705)	-	(32,132)

Net cash provided by (used in) operating activities	686,754	119,614	(6,520)	-	799,848

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	575,842	107,561	25,548	-	708,951
Trading fixed maturity securities	2,803,484	332,972	-	-	3,136,456
Mortgage loans	222,227	23,303	8,069	-	253,599
Real estate	745	2,313	67	(2,313)	812
Other invested assets	112,679	2,971	-	-	115,650
Purchases of:
Available-for-sale fixed maturity securities	(443,343)	(82,300)	(35,499)	-	(561,142)
Trading fixed maturity securities	(1,558,387)	(390,072)	-	-	(1,948,459)
Mortgage loans	(10,363)	(3,750)	(932)	-	(15,045)
Real estate	(5,415)	-	(1,637)	2,313	(4,739)
Other invested assets	(70,295)	(975)	-	-	(71,270)
Net change in policy loans	6,369	101	409	-	6,879
Net change in short-term investments	708,850	17,994	-	-	726,844

Net cash provided by investing activities	$2,342,393	$10,118	$(3,975)	$-	$2,348,536

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2011

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$915,078	$114,792	$-	$-	$1,029,870
Withdrawals from contractholder deposit funds	(3,385,603)	(244,743)	(815)	-	(3,631,161)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(11,114)	-	-	11,114	-
Return of capital from subsidiaries	-	-	-	-	-
Capital contribution from SLUS as Parent	-	-	11,114	(11,114)	-
Return of capital to Parent	(300,000)	-	-	-	(300,000)
Return of capital to SLUS as Parent	-	-	-	-	-
Other, net	(1,941)	(9,591)	180	-	(11,352)

Net cash (used in) provided by financing activities	(2,883,580)	(139,542)	10,479	-	(3,012,643)

Net change in cash and cash equivalents	145,567	(9,810)	(16)	-	135,741

Cash and cash equivalents, beginning of period	647,579	72,978	15,766	-	736,323

Cash and cash equivalents, end of period	$793,146	$63,168	$15,750	$-	$872,064

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net income	$134,274	$3,672	$1,049	$(4,721)	$134,274
Adjustments to reconcile net income to net cash provided by operating activities:
Net amortization of premiums on investments	24,690	4,787	1,085	-	30,562
Amortization of DAC, VOBA and VOCRA	606,896	90,206	-	-	697,102
Depreciation and amortization	4,418	312	953	-	5,683
Net loss (gain) on derivatives	54,168	(12,685)	-	-	41,483
Net realized (gains) losses and OTTI credit losses on available-for-sale investments	(26,113)	(677)	724	-	(26,066)
Net increase in fair value of trading investments	(640,222)	(34,001)	-	-	(674,223)
Net realized losses (gains) on trading investments	80,910	(13,633)	-	-	67,277
Undistributed loss on private equity limited partnerships	2,339	-	-	-	2,339
Interest credited to contractholder deposits	342,977	57,924	947	-	401,848
Deferred federal income taxes	158,398	(8,928)	(93)	-	149,377
Equity in net income of subsidiaries	(4,721)	-	-	4,721	-
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(167,199)	(17,796)	-	-	(184,995)
Accrued investment income	45,884	(4,079)	-	-	41,805
Net change in reinsurance receivable/payable	124,563	5,328	16	-	129,907
Future contract and policy benefits	16,192	17,691	(7)	-	33,876
Other, net	(24,455)	42,324	(838)	-	17,031

Net cash provided by operating activities	732,999	130,445	3,836	-	867,280

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	402,623	79,623	15,841	-	498,087
Trading fixed maturity securities	3,395,725	775,025	-	-	4,170,750
Mortgage loans	263,612	13,107	3,050	(30,486)	249,283
Real estate	-	1,000	2,010	(3,010)	-
Other invested assets	(317,388)	1,244	501	-	(315,643)
Purchases of:
Available-for-sale fixed maturity securities	(602,891)	(152,468)	(16,388)	-	(771,747)
Trading fixed maturity securities	(3,060,145)	(886,403)	-	-	(3,946,548)
Mortgage loans	(66,252)	(34,190)	(31,712)	30,486	(101,668)
Real estate	(6,818)	-	(1,066)	3,010	(4,874)
Other invested assets	(63,798)	(1,200)	-	-	(64,998)
Net change in policy loans	5,367	(947)	762	-	5,182
Net change in short-term investments	394,575	39,997	-	-	434,572

Net cash provided by (used in) investing activities	$344,610	$(165,212)	$(27,002)	$-	$152,396

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2010

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$1,043,300	$173,714	$-	$-	$1,217,014
Withdrawals from contractholder deposit funds	(3,354,527)	(248,878)	(2,930)	-	(3,606,335)
Repayment of debt	(100,000)	-	-	-	(100,000)
Capital contribution to subsidiaries	(30,041)	-	-	30,041	-
Capital contribution from Parent	400,000	-	30,041	(30,041)	400,000
Other, net	(5,753)	7,587	(74)	-	1,760

Net cash (used in) provided by financing activities	(2,047,021)	(67,577)	27,037	-	(2,087,561)

Net change in cash and cash equivalents	(969,412)	(102,344)	3,871	-	(1,067,885)

Cash and cash equivalents, beginning of period	1,616,991	175,322	11,895	-	1,804,208

Cash and cash equivalents, end of period	$647,579	$72,978	$15,766	$-	$736,323

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Operating Activities:
Net income from operations	$981,496	$71,512	$107,879	$(179,391)	$981,496
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Net (accretion) amortization of premiums on investments	(203)	(605)	119	-	(689)
Amortization of DAC, VOBA and VOCRA	917,129	107,532	-	-	1,024,661
Depreciation and amortization	4,355	337	843	-	5,535
Net gain on derivatives	(73,343)	(22,698)	-	-	(96,041)
Net realized losses and OTTI credit losses on available-for-sale investments	34,579	2,996	3,934	-	41,509
Net increase in fair value of trading investments	(1,913,351)	(173,389)	-	-	(2,086,740)
Net realized losses on trading investments	357,470	9,867	-	-	367,337
Undistributed loss on private equity limited partnerships	9,207	-	-	-	9,207
Interest credited to contractholder deposits	336,754	47,855	1,159	-	385,768
Equity in net income of subsidiaries	(179,391)	-	-	179,391	-
Deferred federal income taxes	290,478	6,256	(1,126)	-	295,608
Changes in assets and liabilities:
Additions to DAC, SIA, VOBA and VOCRA	(301,255)	(45,645)	-	-	(346,900)
Accrued investment income	38,445	(1,825)	116	-	36,736
Net change in reinsurance receivable/payable	195,092	19,060	(4,515)	-	209,637
Future contract and policy benefits	(131,052)	5,280	(220)	-	(125,992)
Dividends received from subsidiaries	100,000	-	-	(100,000)	-
Other, net	(90,229)	(153,878)	738	-	(243,369)
Adjustment related to discontinued operations	-	-	(288,018)	-	(288,018)

Net cash provided by (used in) operating activities	576,181	(127,345)	(179,091)	(100,000)	169,745

Cash Flows From Investing Activities:
Sales, maturities and repayments of:
Available-for-sale fixed maturity securities	86,619	21,303	5,556	-	113,478
Trading fixed maturity securities	1,673,886	333,236	98,233	(8,301)	2,097,054
Mortgage loans	149,414	12,456	15	(18,392)	143,493
Real estate	-	-	-	-	-
Other invested assets	(209,135)	1,587	-	-	(207,548)
Purchases of:
Available-for-sale fixed maturity securities	(342,313)	(4,515)	(311)	-	(347,139)
Trading fixed maturity securities	(226,389)	(587,134)	(62,088)	8,301	(867,310)
Mortgage loans	(12,602)	(4,875)	(18,433)	18,392	(17,518)
Real estate	(3,819)	-	(883)	-	(4,702)
Other invested assets	(106,277)	-	-	-	(106,277)
Net change in other investments	(178,590)	(4,922)	-	-	(183,512)
Net change in policy loans	3,574	(114)	3,357	-	6,817
Net change in short-term investments	(739,502)	56,978	(40,297)	-	(722,821)

Net cash provided by (used in) investing activities	$94,866	$(176,000)	$(14,851)	$-	$(95,985)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

15. CONSOLIDATING FINANCIAL INFORMATION (CONTINUED)

Consolidating Statements of Cash Flows (continued)
For the Year Ended December 31, 2009

	SLUS as Parent	SLNY	Other Subs	Eliminations & Reclassification	Consolidated Company

Cash Flows From Financing Activities:
Additions to contractholder deposit funds	$2,298,455	$473,137	$24,347	$-	$2,795,939
Withdrawals from contractholder deposit funds	(2,752,493)	(252,351)	(6,655)	-	(3,011,499)
Capital contribution to subsidiaries	(58,910)	-	-	58,910	-
Debt proceeds	-	-	200,000	-	200,000
Capital contribution from parent	748,652	-	58,910	(58,910)	748,652
Dividends paid to SLUS as Parent	-	-	(100,000)	100,000	-
Other, net	(23,278)	(4,108)	74	-	(27,312)

Net cash provided by financing activities	212,426	216,678	176,676	100,000	705,780

Net change in cash and cash equivalents	883,473	(86,667)	(17,266)	-	779,540

Cash and cash equivalents, beginning of period	733,518	261,989	29,161	-	1,024,668

Cash and cash equivalents, end of period	$1,616,991	$175,322	$11,895	$-	$1,804,208

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION

As described below, the Company conducts business primarily in three operating segments and maintains a Corporate segment to provide for the capital needs of the three operating segments and to engage in other financing related activities.  Each segment is defined consistently with the way results are evaluated by the chief operating decision-maker.

Net investment income is allocated based on segmented assets, including allocated capital, by line of business.  Allocations of operating expenses among segments are made using both standard rates and actual expenses incurred.  Management evaluates the results of the operating segments on an after-tax basis.  The Company does not depend on one or a few customers, brokers or agents for a significant portion of its operations.

Wealth Management

The Wealth Management segment includes funding agreements, individual and group variable annuity products, individual and group fixed annuity products and other retirement benefit products.  These contracts may contain any of a number of features including variable or fixed interest rates and equity index options and may be denominated in foreign currencies.  The Company uses derivative instruments to manage the risks inherent in the contract options.  In addition, the Company consolidates certain VIEs as a component of the Wealth Management segment.  Refer to Note 4 for further discussion of the VIE that is consolidated in the Company’s consolidated financial statements.  Effective January 1, 2010, the Company discontinued the sales of certain of its fixed and fixed index annuity products.  Effective December 30, 2011, the Company discontinued new sales of its variable annuity products.  Refer to Note 1 for further details.

Individual Protection

The Individual Protection segment includes a variety of life insurance products sold to individuals and corporate owners of life insurance.  The products include whole life, UL and variable life products.  The Company discontinued the sales of its individual life products and its corporate-owned life insurance effective December 30, 2011 and January 31, 2012, respectively.  Refer to Note 1 for further details.

Group Protection

The Group Protection segment includes group life, group long-term disability, group short-term disability, group dental and group stop loss insurance products to small and mid-size employers in the State of New York through the Company’s subsidiary, SLNY.

Corporate

The Corporate segment includes the unallocated capital of the Company, its debt financing and items not otherwise attributable to the other segments.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION (CONTINUED)

The following amounts pertain to the Company’s four segments:

Year ended December 31, 2011

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$312,953	$78,961	$124,677	$8,305	$524,896
Total benefits and expenses	491,572	89,404	106,912	20,826	708,714
(Loss) income before income
tax (benefit) expense	(178,619)	(10,443)	17,765	(12,521)	(183,818)
Net (loss) income	$(98,818)	$(6,558)	$11,579	$(9,320)	$(103,117)

Separate account assets	$20,221,425	$7,262,365	$-	$-	$27,483,790
General account assets	17,688,786	2,278,730	182,603	589,641	20,739,760
Total assets	$37,910,211	$9,541,095	$182,603	$589,641	$48,223,550

Year ended December 31, 2010

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$1,760,979	$66,425	$127,104	$(40,320)	$1,914,188
Total benefits and expenses	1,514,754	68,585	106,346	19,018	1,708,703
Income (loss) before income
tax expense (benefit)	246,225	(2,160)	20,758	(59,338)	205,485
Net income (loss)	$162,975	$(1,204)	$13,508	$(41,005)	$134,274

Separate account assets	$19,685,774	$7,194,647	$-	$-	$26,880,421
General account assets	19,453,702	2,067,064	181,482	652,467	22,354,715
Total assets	$39,139,476	$9,261,711	$181,482	$652,467	$49,235,136

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

16. SEGMENT INFORMATION (CONTINUED)

Year ended December 31, 2009

	Wealth	Individual	Group
	Management	Protection	Protection	Corporate	Totals

Total revenues	$2,823,029	$71,718	$135,242	$(9,011)	$3,020,978
Total benefits and expenses	1,623,582	40,477	119,134	25,611	1,808,804
Income (loss) from continuing
operations before income tax
expense (benefit)	1,199,447	31,241	16,108	(34,622)	1,212,174

Net income from continuing
operations	798,360	10,155	10,470	57,540	876,525
Income from discontinued
operations, net of tax	-	104,971	-	-	104,971
Net income	$798,360	$115,126	$10,470	$57,540	$981,496

Separate account assets	$16,396,394	$6,929,928	$-	$-	$23,326,323
General account assets	21,323,702	1,997,532	172,648	755,730	24,249,612
Total assets	$37,720,096	$8,927,460	$172,648	$755,730	$47,575,935

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

17.  REGULATORY FINANCIAL INFORMATION

The Company and its insurance subsidiaries are required to file annual statements with state regulatory authorities prepared on a statutory accounting basis prescribed or permitted by such authorities.  As of December 31, 2009, the Company received permission from the Commissioner of Insurance of the State of Delaware to admit the equity value of its subsidiary, ILAC, without requiring audited financial statements because ILAC is not required to prepare audited financial statements under Rhode Island’s Annual Financial Reporting regulation.

Statutory surplus differs from stockholder's equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, policy liabilities are based on different assumptions, investments are valued differently and deferred income taxes are calculated differently.  The Company’s statutory financials are not prepared on a consolidated basis.

At December 31, the Company and its insurance subsidiaries’ combined statutory capital and surplus and net loss were as follows:

	Unaudited for the Years Ended December 31,
	2011	2010	2009

Statutory capital and surplus	$1,315,270	$2,234,153	$2,037,661
Statutory net loss	$(507,715)	$(77,503)	$(23,879)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

18. DIVIDEND RESTRICTIONS

The Company’s and its insurance company subsidiaries’ ability to pay dividends is subject to certain statutory restrictions.  The states in which the Company and its insurance company subsidiaries are domiciled have enacted laws governing the payment of dividends to stockholders by domestic insurers.

Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without prior approval of the Delaware Commissioner of Insurance is limited to the greater of (i) ten percent of its statutory surplus as of the preceding December 31, or (ii) the individual company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer from a source other than statutory surplus, whether or not in excess of the aforementioned threshold, would also require the prior approval of the Delaware Commissioner of Insurance.  The Company is not permitted to pay dividends in 2012 without prior approval from the Delaware Commissioner of Insurance.

In 2011, after receiving prior approval from the Delaware Commissioner of Insurance, the Company paid a $300.0 million return of capital to the Parent.  In 2010 and 2009, the Company did not pay any cash dividends to the Parent.  However in 2009, with regulatory approval, the Company distributed Sun Life Vermont’s net assets and issued and outstanding common stock, totaling $94.9 million in the form of a dividend to the Parent, with regulatory approval.

New York law permits a domestic stock life insurance company to distribute a dividend to its shareholders without prior notice to the New York Superintendent of Financial Services, where the aggregate amount of such dividends in any calendar year does not exceed the lesser of:  (i) ten percent of its surplus to policyholders as of the immediately preceding calendar year; or (ii) its net gain from operations for the immediately preceding calendar year, not including realized capital gains.  SLNY is permitted to pay dividends up to a maximum of $1.9 million in 2012 without prior approval from the superintendent.  No dividends were paid by SLNY during 2011, 2010 or 2009.

Rhode Island law requires prior regulatory approval for any dividend where the amount of such dividend paid during the preceding twelve-month period would exceed the lesser of (i) ten percent of the insurance company’s surplus as of the December 31 next preceding, or (ii) its net gain from operations, not including realized capital gains, for the immediately preceding calendar year, excluding pro rata distributions of any class of the insurance company’s own securities.  ILAC is permitted to pay dividends up to a maximum of $2.1 million in 2012 without prior approval from the Rhode Island Superintendent of Insurance.  No dividends were paid by ILAC during 2011, 2010 or 2009.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

19. COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of accumulated other comprehensive income as of December 31, were as follows:

	2011	2010	2009
Net unrealized gains on available-for-sale securities (1)	$70,367	$83,926	$67,970
Non-credit OTTI losses on available-for-sale fixed maturity securities	(10,595)	(12,304)	(13,748)
Deferred income tax expense	(20,921)	(25,069)	(18,978)

Accumulated other comprehensive income	$38,851	$46,553	$35,244

(1)  Net of unrealized losses that were temporarily impaired.

20. COMMITMENTS AND CONTINGENCIES

Guaranty Funds

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  In addition, part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.  During the twelve month-period ended December 31, 2011, the Company recorded a $9.3 million accrual for guaranteed fund assessments.

Income Taxes

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends-received-deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.  New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope and application of new regulations.  The timing, substance and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2011 and 2010, the Company recorded benefits of $14.8 million and $11.5 million, respectively, related to the separate account DRD.  The amounts recorded for the year ended December 31, 2010 included an adjustment of $3.2 million to reflect a reduced run rate of separate account DRD benefits following the filing of the 2009 tax return.

Litigation

The Company and its subsidiaries are parties to threatened or pending legal proceedings, including ordinary routine litigation incidental to their business, both as a defendant and as a plaintiff.  While it is not possible to predict the resolution of these proceedings, management believes, based upon currently available information, that the ultimate resolution of these matters will not be materially adverse to the Company's financial position, results of operations or cash flows.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(A Wholly-Owned Subsidiary of Sun Life of Canada (U.S.) Holdings, Inc.)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(in thousands)

For the Years Ended December 31, 2011, 2010 and 2009

20. COMMITMENTS AND CONTINGENCIES (CONTINUED)

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimatable. Therefore, the Company has not recorded any associated liability.

Lease Commitments

The Company leases certain facilities under operating leases with terms of up to five years.  As of December 31, 2011, minimum future lease payments under such leases were as follow:

2012	$506
2013	516
2014	516
2015	516
2016	551
Thereafter	2,327
Total	$4,932

The Company was party to a guarantee agreement under which the Company guaranteed the lease payment obligations of SLFD.  The lease agreement was terminated and the Company was not required to pay or accrue any of the lease termination costs.

Total rental expense for the years ended December 31, 2011, 2010 and 2009 was $7.0 million, $7.2 million and $6.9 million, respectively.

21. SUBSEQUENT EVENTS

During the first quarter of 2012, the Company and its wholly-owned subsidiary, SLNY, received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 15 for additional information concerning the MVA and the fixed investment option period).  The Company and SLNY filed amendments to the necessary registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold.  The SEC declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Forms 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The MVA amendment described above did not have a material impact on the Company’s financial position.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account D and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of MFS Bond Fund (Class A) Sub-Account, MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account, MFS Massachusetts Investors Trust (Class A) Sub-Account, MFS Total Return Fund (Class A) Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II High Yield Portfolio I Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, and MFS VIT II Money Market Portfolio I Class Sub-Account of Sun Life of Canada (U.S.) Variable Account D (collectively the "Sub-Accounts"), as of December 31, 2011, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2011, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Boston, Massachusetts
April 23, 2012

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2011
Assets:	Shares	Cost	Value
Investments at fair value:
MFS Bond Fund (Class A) Sub-Account (MFB)	13,692	$ 177,190	$ 184,837
MFS Massachusetts Investors Growth Stock Fund (Class A) Sub-Account (MIG)	47,618	678,582	731,882
MFS Massachusetts Investors Trust (Class A) Sub-Account (MIT)	36,477	588,265	681,395
MFS Total Return Fund (Class A) Sub-Account (MTR)	67,079	1,027,778	940,452
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	120,470	1,523,435	1,652,846
MFS VIT II High Yield Portfolio I Class Sub-Account (HYS)	160,034	922,596	902,590
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (M11)	498,944	4,965,845	5,712,912
MFS VIT II Money Market Portfolio I Class Sub-Account (MMS)	472,480	472,480	472,481
Total investments		10,356,171	11,279,395
Total assets		$ 10,356,171	$ 11,279,395
Liabilities:
Payable to Sponsor			$ 5,885
Total liabilities			5,885
Net Assets			$ 11,273,510

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2011

		Applicable to Owners of Deferred Variable Annuity Contracts	Reserve for
	Total Units	Value	Variable Annuities	Total
Net Assets:
MFB	4,538	$ 184,837	$ -	$ 184,837
MIG	11,903	731,882	-	731,882
MIT	12,466	676,597	-	676,597
MTR	16,388	940,452	-	940,452
GSS	45,091	1,649,347	1,598	1,650,945
HYS	21,700	901,668	1,332	903,000
M11	492,838	5,687,092	25,803	5,712,895
MMS	25,126	471,887	1,015	472,902
Total net assets		$ 11,243,762	$ 29,748	$ 11,273,510

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

Income:	MFB Sub-Account	MIG Sub-Account	MIT Sub-Account

Dividend income	$ 10,037	$ 4,270	$ 8,970
Expenses:
Mortality and expense risk charges	(2,305)	(11,488)	(12,886)
Net investment income (loss)	7,732	(7,218)	(3,916)
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	3,056	75,893	(68,383)
Realized gain distributions	-	-	-
Net realized gains (losses)	3,056	75,893	(68,383)
Net change in unrealized appreciation/ depreciation	(959)	(57,986)	43,056
Net realized and change in unrealized gains (losses)	2,097	17,907	(25,327)
Increase (decrease) in net assets from operations	$ 9,829	$ 10,689	$ (29,243)

Income:	MTR Sub-Account	GSS Sub-Account	HYS Sub-Account

Dividend income	$ 27,929	$ 63,267	$ 80,884
Expenses:
Mortality and expense risk charges	(14,312)	(19,618)	(11,722)
Net investment income	13,617	43,649	69,162
Net realized and change in unrealized (losses) gains:
Net realized (losses) gains on sale of investments	(48,273)	9,577	(22,490)
Realized gain distributions	-	595	-
Net realized (losses) gains	(48,273)	10,172	(22,490)
Net change in unrealized appreciation/ depreciation	44,436	46,431	(11,723)
Net realized and change in unrealized (losses) gains	(3,837)	56,603	(34,213)
Increase in net assets from operations	$ 9,780	$ 100,252	$ 34,949

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

	M11 Sub-Account	MMS Sub-Account
Income:
Dividend income	$ 36,410	$ -
Expenses:
Mortality and expense risk charges	(72,840)	(6,219)
Net investment loss	(36,430)	(6,219)
Net realized and change in unrealized gains:
Net realized gains on sale of investments	141,404	-
Realized gain distributions	-	-
Net realized gains	141,404	-
Net change in unrealized appreciation/ depreciation	(120,631)	-
Net realized and change in unrealized gains	20,773	-
Decrease in net assets from operations	$ (15,657)	$ (6,219)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

Operations:	MFB Sub-Account		MIG Sub-Account
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Net investment income (loss)	$ 7,732	$ 37,386	$ (7,218)	$ (9,261)
Net realized gains	3,056	52,878	75,893	62,162
Net change in unrealized appreciation/depreciation	(959)	(11,837)	(57,986)	102,537
Net increase from operations	9,829	78,427	10,689	155,438

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	18	66,582	8,867	18,430
Transfers between Sub-Accounts
(including the Fixed Account), net	(3,159)	-	(57,541)	3,958
Withdrawals, surrenders, annuitizations
and contract charges	(11,760)	(729,172)	(539,034)	(342,900)
Net accumulation activity	(14,901)	(662,590)	(587,708)	(320,512)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	-	-	-	-
Net annuitization activity	-	-	-	-

Net decrease from contract owner transactions	(14,901)	(662,590)	(587,708)	(320,512)

Total decrease in net assets	(5,072)	(584,163)	(577,019)	(165,074)

Net assets at beginning of year	189,909	774,072	1,308,901	1,473,975
Net assets at end of year	$ 184,837	$ 189,909	$ 731,882	$ 1,308,901

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

Operations:	MIT Sub-Account		MTR Sub-Account
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Net investment (loss) income	$ (3,916)	$ (10,181)	$ 13,617	$ 16,412
Net realized (losses) gains	(68,383)	106,451	(48,273)	(30,640)
Net change in unrealized appreciation/depreciation	43,056	156,952	44,436	130,140
Net (decrease) increase from operations	(29,243)	253,222	9,780	115,912

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	13,708	143,378	4,225	4,519
Transfers between Sub-Accounts
(including the Fixed Account), net	(42,152)	(51)	(1,081)	602
Withdrawals, surrenders, annuitizations
and contract charges	(605,585)	(1,500,262)	(479,620)	(172,090)
Net accumulation activity	(634,029)	(1,356,935)	(476,476)	(166,969)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	-	-	-	-
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	90	(502)	-	-
Net annuitization activity	90	(502)	-	-

Net decrease from contract owner transactions	(633,939)	(1,357,437)	(476,476)	(166,969)

Total decrease in net assets	(663,182)	(1,104,215)	(466,696)	(51,057)

Net assets at beginning of year	1,339,779	2,443,994	1,407,148	1,458,205
Net assets at end of year	$ 676,597	$ 1,339,779	$ 940,452	$ 1,407,148

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

Operations:	GSS Sub-Account		HYS Sub-Account
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010

Net investment income	$ 43,649	$ 47,011	$ 69,162	$ 96,205
Net realized gains (losses)	10,172	18,243	(22,490)	(37,467)
Net change in unrealized appreciation/depreciation	46,431	7,392	(11,723)	93,624
Net increase from operations	100,252	72,646	34,949	152,362

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	(23)	6,706	49	3,811
Transfers between Sub-Accounts
(including the Fixed Account), net	9,153	3,749	6,683	1,344
Withdrawals, surrenders, annuitizations
and contract charges	(119,344)	(434,776)	(288,049)	(203,320)
Net accumulation activity	(110,214)	(424,321)	(281,317)	(198,165)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(366)	(370)	(319)	(300)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	29	73	171	(898)
Net annuitization activity	(337)	(297)	(148)	(1,198)

Net decrease from contract owner transactions	(110,551)	(424,618)	(281,465)	(199,363)

Total decrease in net assets	(10,299)	(351,972)	(246,516)	(47,001)

Net assets at beginning of year	1,661,244	2,013,216	1,149,516	1,196,517
Net assets at end of year	$ 1,650,945	$ 1,661,244	$ 903,000	$ 1,149,516

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31, 2011 AND 2010

	M11 Sub-Account		MMS Sub-Account
	December 31, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Operations:
Net investment loss	$ (36,430)	$ (54,165)	$ (6,219)	$ (9,260)
Net realized gains	141,404	26,681	-	-
Net change in unrealized appreciation/depreciation	(120,631)	735,627	-	-
Net (decrease) increase from operations	(15,657)	708,143	(6,219)	(9,260)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	685	7,234	3,600	41,151
Transfers between Sub-Accounts
(including the Fixed Account), net	(23,889)	22,095	4,571	-
Withdrawals, surrenders, annuitizations
and contract charges	(873,685)	(790,530)	(104,044)	(333,193)
Net accumulation activity	(896,889)	(761,201)	(95,873)	(292,042)

Annuitization Activity:
Annuitizations	-	-	-	-
Annuity payments and contract charges	(6,674)	(6,071)	(158)	(166)
Transfers between Sub-Accounts, net	-	-	-	-
Adjustments to annuity reserves	1,638	(781)	45	43
Net annuitization activity	(5,036)	(6,852)	(113)	(123)

Net decrease from contract owner transactions	(901,925)	(768,053)	(95,986)	(292,165)

Total decrease in net assets	(917,582)	(59,910)	(102,205)	(301,425)

Net assets at beginning of year	6,630,477	6,690,387	575,107	876,532
Net assets at end of year	$ 5,712,895	$ 6,630,477	$ 472,902	$ 575,107

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2011

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account D (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”), and was established on August 20, 1985 as a funding vehicle for the variable portion of group fixed and variable annuity contracts issued by the Sponsor.  The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2011.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 4.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals
At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract.  If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Withdrawals (continued)
If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested.  Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization
On the annuity commencement date, the contract's accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments
The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract.  The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Contract Loans
Contract holders are permitted to borrow against the cash value of their accounts.  The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset.  Contract loan activity is reflected in the transfers between Sub-Accounts, net, line on the Statement of Changes in Net Assets.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a charge may be made in future years.

Accounting for Uncertain Tax Provisions
Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2011. The 2007 through 2010 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are the fair value measurement of investments and the calculation of reserve for variable annuities. Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2011 and through the issuance date of the Variable Account’s financial statements, noting there are no subsequent events requiring accounting or disclosure.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements
In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements,” which provides amendments to FASB Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurements and Disclosures” that will provide more robust disclosures about the following:

➢	The different classes of assets and liabilities measured at fair value;
➢	The valuation techniques and inputs used;
➢	The transfers between Levels 1, 2, and 3; and
➢	The activity in Level 3 fair value measurements.

On January 1, 2010, the Variable Account adopted the provisions of ASU No. 2010-06 which require new disclosures and clarifications of existing disclosures, which are effective for interim and annual reporting periods beginning after December 31, 2009. The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  Effective January 1, 2011, the Variable Account adopted the provisions of the standards relating to disclosures about purchases, sales, issuances and settlements in the roll-forward of activities in Level 3 are effective for fiscal years beginning after December 15, 2010.  The adoption of this guidance did not have a material impact on the Variable Account’s financial statements.  The required disclosures are included in note 8 of the Variable Account’s financial statements.

Accounting Pronouncements Not Yet Adopted
In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS,” which change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entities consistency in application across jurisdictions to ensure that U.S. GAAP and International Financial Reporting Standards (“IFRS”) fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  The Company will adopt ASU 2011-04 on January 1, 2012 and does not expect its requirements to significantly impact the Variable Account’s financial statements.

3. RELATED PARTY TRANSACTIONS

Massachusetts Financial Services Company, an affiliate of the Sponsor, is the investment adviser to the Funds and charges a management fee at an annual rate ranging from 0.33% to 0.75% of the Funds’ average daily net assets.  For additional related party transactions, see notes 4 and 5.

4. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. The deductions are transferred periodically to the Sponsor.  As of December 31, 2011, the rate varies from 0.95% to 1.30% and is based on total purchase payments credited to all contract owners’ accounts under contract.  These charges are reflected in the Statement of Operations.

Administration charges
Each year on the account anniversary, an account administration fee (“Account Fee”) is deducted from the Variable Account to reimburse the Sponsor for certain administrative expenses.  The amount varies from $12 to $25 and is based on total purchase payments credited to all contract owners’ accounts under contract.  After the annuity commencement date, the Account Fee is deducted pro rata from each variable annuity payment made during the year.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

4. CONTRACT CHARGES (CONTINUED)

Surrender charges
The Sponsor does not deduct a sales charge from purchase payments. However, a surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase.  In no event shall the aggregate surrender charges exceed 6% of the portion of the amount the contract participant surrenders that represents purchase payments made during the seven years immediately preceding the request for surrender.

For the year ended December 31, 2011, the Sponsor received the following amounts related to the above mentioned Account Fee and surrender charges. These charges are reflected in the ‘‘Withdrawals, surrenders, annuitizations and contract charges’’ line of the Statements of Changes in Net Assets for each Sub-Account.

	Account Fee	Surrender Charges
MFB	$125	$58
MIG	554	1,773
MIT	910	581
MTR	806	172
GSS	1,618	-
HYS	1,027	646
M11	5,421	10
MMS	935	148

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the amount applied to provide an annuity at the time of annuitization.

5. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and chose the variable payout option.  Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% per year.  The Individual Annuitant Mortality Table utilized is subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners (“NAIC”). The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected.  Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

	Purchases	Sales
MFB	$11,826	$18,995
MIG	21,294	616,220
MIT	23,891	661,836
MTR	32,832	495,691
GSS	86,889	153,225
HYS	87,282	299,756
M11	77,661	1,017,654
MMS	7,854	110,105

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2011 were as follows:

	Units Issued	Units Transferred, net	Units Redeemed	Net Decrease
MFB	-	(78)	(299)	(377)
MIG	225	(988)	(8,355)	(9,118)
MIT	248	(731)	(10,873)	(11,356)
MTR	75	(20)	(8,417)	(8,362)
GSS	30	221	(3,315)	(3,064)
HYS	13	157	(6,816)	(6,646)
M11	2,980	(4,928)	(74,998)	(76,946)
MMS	188	252	(5,594)	(5,154)

The changes in units outstanding for the year ended December 31, 2010 were as follows:

	Units Issued	Units Transferred, net	Units Redeemed	Net Decrease
MFB	1,733	-	(18,288)	(16,555)
MIG	415	(17)	(6,067)	(5,669)
MIT	2,746	(13)	(26,139)	(23,406)
MTR	101	(6)	(3,256)	(3,161)
GSS	317	(12)	(12,599)	(12,294)
HYS	98	-	(5,404)	(5,306)
M11	2,856	(43)	(75,695)	(72,882)
MMS	2,222	-	(17,815)	(15,593)

8. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair Value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, US GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2011, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account. As of December 31, 2011, the Level 1 assets held by the funds was $11.3 million.  There were no transfers between Level 1 and Level 2 during the period.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
MFB
2011	4,538	$40.706			$184,837	5.39%	1.25%			5.11%
2010	4,914	38.729			189,909	5.98	1.25			9.87
2009	21,469	35.248	to	36.324	774,072	5.84	1.10	to	1.25	26.86	to	27.24
2008	19,903	27.785	to	28.590	565,163	5.73	1.10	to	1.25	(11.14)	to	(10.87)
2007	20,686	26.969	to	32.126	659,934	5.44	1.10	to	1.25	2.26	to	2.57

MIG
2011	11,903	61.409	to	69.313	731,882	0.45	1.10	to	1.25	0.08	to	0.22
2010	21,021	61.362	to	69.158	1,308,901	0.51	1.10	to	1.25	12.77	to	12.94
2009	26,690	54.412	to	61.234	1,473,975	0.49	1.10	to	1.25	38.76	to	39.17
2008	30,071	39.213	to	44.065	1,198,469	0.48	1.10	to	1.25	(37.74)	to	(37.55)
2007	32,823	62.980	to	70.666	2,097,060	0.42	1.10	to	1.25	10.12	to	10.45

MIT
2011	12,466	42.446	to	56.209	676,597	0.84	0.95	to	1.25	(3.04)	to	(2.75)
2010	23,822	43.646	to	57.885	1,339,779	0.79	0.95	to	1.25	10.06	to	10.38
2009	47,228	39.540	to	52.518	2,443,994	1.49	0.95	to	1.25	26.16	to	26.53
2008	63,738	31.249	to	41.567	2,614,534	1.25	0.95	to	1.25	(33.62)	to	(33.42)
2007	80,003	46.934	to	62.524	4,933,758	0.51	0.95	to	1.25	9.19	to	9.51

MTR
2011	16,388	41.996	to	57.840	940,452	2.36	0.95	to	1.25	0.64	to	0.94
2010	24,751	41.605	to	57.472	1,407,148	2.38	0.95	to	1.25	8.63	to	8.95
2009	27,911	38.188	to	52.908	1,458,205	2.88	0.95	to	1.25	16.72	to	17.06
2008	34,861	32.621	to	45.330	1,558,670	2.89	0.95	to	1.25	(23.59)	to	(23.36)
2007	51,112	42.566	to	59.325	3,002,902	2.57	0.95	to	1.25	3.67	to	3.98

GSS
2011	45,091	36.422	to	36.694	1,650,945	3.80	0.95	to	1.25	6.08	to	6.39
2010	48,155	34.284	to	34.544	1,661,244	3.67	0.95	to	1.25	3.46	to	3.77
2009	60,448	33.089	to	33.390	2,013,216	5.16	0.95	to	1.25	3.20	to	3.51
2008	75,022	32.014	to	32.353	2,420,404	5.62	0.95	to	1.25	7.20	to	7.52
2007	92,222	29.819	to	30.179	2,773,286	5.05	0.95	to	1.25	5.85	to	6.16

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31					For the year ended December 31
						Investment
		Unit Value			Net	Income	Expense Ratio			Total Return
	Units	lowest to highest			Assets	Ratio1	lowest to highest2			lowest to highest3
HYS
2011	21,700	$40.130	to	$42.226	$903,000	8.11%	0.95%	to	1.25%	2.85%	to	3.16%
2010	28,345	38.902	to	41.055	1,149,516	9.45	0.95	to	1.25	14.11	to	14.45
2009	33,651	33.991	to	35.980	1,196,517	11.10	0.95	to	1.25	48.50	to	48.94
2008	47,353	22.822	to	24.228	1,136,316	9.28	0.95	to	1.25	(30.53)	to	(30.33)
2007	55,868	32.755	to	34.878	1,924,483	7.37	0.95	to	1.25	0.66	to	0.96

M11
2011	492,838	11.524	to	11.595	5,712,895	0.58	0.95	to	1.25	(0.45)	to	(0.15)
2010	569,783	11.575	to	11.613	6,630,477	0.31	0.95	to	1.25	11.76	to	12.09
2009	642,666	10.358	to	10.360	6,690,387	-	0.95	to	1.25	3.58	to	3.60

MMS
2011	25,126	18.067	to	19.001	472,902	-	0.95	to	1.25	(1.23)	to	(0.94)
2010	30,280	18.265	to	19.238	575,107	-	0.95	to	1.25	(1.23)	to	(0.94)
2009	45,873	18.448	to	19.478	876,532	-	0.95	to	1.25	(1.23)	to	(0.94)
2008	63,564	18.623	to	19.721	1,234,679	2.10	0.95	to	1.25	0.77	to	1.07
2007	85,399	18.425	to	19.570	1,628,997	4.74	0.95	to	1.25	3.55	to	3.86

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

3 Ratio represents the total return for the year indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of units.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

10. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

11. SUMMARY OF FUND CHANGES

There were no sub-accounts held by the contract owners of the Variable Account that had a name change during the current year, or were part of a fund merger or closed within the past two years.

A summary of the commencement dates related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years), is as follows:

Sub-Account	Commencement of Operations
M11	December 4, 2009

PART C
OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

	A.	Condensed Financial Information – Accumulation Unit Values (Part A)

	B.	Financial Statements of the Depositor (Part B)

Audited:

		1.	Report of Independent Registered Public Accounting Firm;
		2.	Consolidated Statements of Operations, Years Ended December 31, 2011, 2010 and 2009;
		3.	Consolidated Balance Sheets, December 31, 2011 and 2010,
		4.	Consolidated Statements of Comprehensive (Loss) Income, Years Ended December 31, 2011, 2010 and 2009;
		5.	Consolidated Statements of Stockholder's Equity, years Ended December 31, 2011, 2010 and 2009;
		6.	Consolidated Statements of Cash Flows, Years Ended December 31, 2011, 2010 and 2009; and
		7.	Notes to Consolidated Financial Statements.

	C.	Financial Statements of the Registrant (Part B)

		1.	Report of Independent Registered Public Accounting Firm
		2.	Statement of Assets and Liabilities, December 31, 2011;
		3.	Statement of Operations, Year Ended December 31, 2011;
		4.	Statement of Charges in Net Assets, Years Ended December 31, 2011 and December 31, 2010; and
		5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)
Resolution of Board of Directors of the depositor dated March 31, 1982 authorizing the establishment of the Registrant (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 2-99958, filed on April 17, 1998);

(2)	Not Applicable;

(3)(a)
Marketing Services Agreement between the depositor, Sun Life of Canada (U.S.) Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)
Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(b)(ii)
Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4 (File No. 333-83364) filed on or about April 27, 2009);

(3)(b)(iii)
Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(b)(iv)
Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed on April 30, 2009.)

(3)(c)(i)
Sales Operations and General Agent Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)
Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)
General Agent Agreement (Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)
Flexible Payment Deferred Combination Variable and Fixed Group Annuity Contract (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 002-99958, filed on April 17, 1998);

(5)
Application used with the annuity contract filed as Exhibit (4) (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 002-99958, filed on April 17, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to the Depositor's Annual Report on Form 10-K, File No. 333-82824, filed on March 29, 2004);

(6)(b)	By-Laws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to Depositor's Form 10-K, File No. 333-82824, filed on March 29, 2004);

(7)	Not Applicable;

(8)
Amended and Restated Participation Agreement by and among MFS/Sun Life Services Trust, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life (N.Y.) Variable Account C on Form N-4, File No. 333-107983, filed on May 28, 2004);

(9)
Opinion of Counsel as to legality of securities being registered and Consent to its use (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4, File No. 002-99958, filed on May 2, 2005);

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel pursuant to Rule 485(b);*

(11)	Financial Statement Schedules I and VI (Incorporated herein by reference to the Depositor's Annual Report on Form 10-K for the fiscal year ended December 31, 2011, filed on March 29, 2012);

(12)	Not Applicable;

(13)	Not Applicable;

(14)(a)	Powers of Attorney;*

(14)(b)
Resolution of the Board of Directors of the depositor dated March 27, 2012, authorizing the use of powers of attorney for Officer signatures (Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 27, 2012);

(15)
Organizational Chart (Incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on April 27, 2012).

* Filed herewith

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Thomas A. Bogart Sun Life Assurance Company of Canada 150 King Street West, SC 114D10 Toronto, Ontario Canada M5H 1J9	Director

Scott M. Davis Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Counsel and Director

Colm J. Freyne Sun Life Assurance Company of Canada 150 King Street West Toronto, Ontario Canada M5H 1J9	Director

Larry R. Madge Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Chief Financial Officer and Treasurer and Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and General Manager, Life and Annuities, Inforce Management and Director

Westley V. Thompson Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	President, SLF U.S., and Director and Chairman

Kerri R. Ansello Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Counsel and Secretary

Priscilla S. Brown Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President and Head of U.S. Marketing

David J. Healy Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Senior Vice President, Sun Life Financial U.S. Operations

Stephen C. Peacher Sun Life Assurance Company of Canada 150 King Street West Toronto, ON M5H 1J9	Executive Vice President and Chief Investment Officer

Fred M. Tavan Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Chief Actuary

Sean N. Woodroffe Sun Life Assurance Company of Canada (U.S.) One Sun Life Executive Park Wellesley Hills, MA 02481	Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is ultimately controlled by Sun Life Financial Inc.

The organization chart of Sun Life Financial is incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, File No. 333-83516, filed April 27, 2012.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant; therefore the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

Item 27. NUMBER OF CONTRACT OWNERS:

As of February 29, 2012 there were 3,811 qualified and 20 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.), as amended March 19, 2004 (a copy of which was filed as Exhibit 3.2 to Depositor’s Form 10-K, File No. 333-82824, filed on March 29, 2004) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, E, F, G, I, K, and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account, Sun Life (N.Y.) Variable Accounts A, B, C, D, J, and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Larry R. Madge	Director
	Scott M. Davis	Director
	Kerri R. Ansello	Secretary
	Michael S. Bloom	Assistant Secretary
	Paul Finnegan	Anti-Money Laundering Compliance Officer
	Kathleen T. Baron	Chief Compliance Officer
	William T. Evers	Assistant Vice President and Senior Counsel
	Jane F. Jette	Financial/Operations Principal and Treasurer
	Michelle A. Greco	Senior Counsel
	Jie Cheng	Tax Assistant Vice President
	Maryellen Percucco	Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter, is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Assurance Company of Canada (U.S.), in whole or in part, at its executive office at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Clarendon Insurance Agency, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Item 31. MANAGEMENT SERVICES

          Not Applicable.

Item 32. UNDERTAKINGS

          The Registrant hereby undertakes:

(a)
To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)
To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Sun Life Assurance Company of Canada (U.S.) represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 27th day of April, 2012.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Westley V. Thompson*
Westley V. Thompson
President, SLF U.S.

*By:	/s/ Elizabeth B. Love
Elizabeth B. Love
Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Westley V. Thompson*	President, SLF U.S. and Director	April 27, 2012
Westley V. Thompson	(Principal Executive Officer)

/s/ Larry R. Madge*	Senior Vice President and Chief Financial Officer	April 27, 2012
Larry R. Madge	and Treasurer and Director
(Principal Financial Officer)

/s/ Vincent A. Montiverdi*	Vice President and Controller	April 27, 2012
Vincent A. Montiverdi	(Principal Accounting Officer)

*By: /s/ Elizabeth B. Love	Attorney-in-Fact for:	April 27, 2012
Elizabeth B. Love	Thomas A. Bogart, Director
Scott M. Davis, Director
Colm J. Freyne, Director
Kenneth A. McCullum, Director

*Elizabeth B. Love has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers or attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 44 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed on or about April 27, 2012. Powers of attorney are included herein as Exhibit (14)(a).

EXHIBIT INDEX

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney